UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3006

John Hancock Bond Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

ESG Core Bond Fund

Semiannual report 11/30/17
ESG

A message to shareholders

Dear shareholder,

The divergent performance of bond markets over the latter half of 2017 highlights the need for a diversified approach to fixed income. Credit-sensitive sectors, including high-yield bonds and emerging-market debt, posted gains as investors grew increasingly optimistic about the economic outlook both in the United States and globally, particularly after the passage of sweeping tax reform in the U.S. Segments of the market more sensitive to interest-rate changes, meanwhile, posted muted gains or even losses, as was the case with certain U.S. Treasury securities. The pressures driving these markets could persist for some time: The U.S. Federal Reserve (Fed) continued to gradually normalize interest rates on the back of an improving economy, and that trend is expected to continue into 2018 under new Fed Chairman Jerome Powell.

Environments like these can be challenging for investors: The relative safety offered by high-quality bonds is often tested when rates rise, while the credit segments of the market can be more susceptible to economic volatility. Although there are no easy answers for income-seeking investors, your best resource, as always, is your financial advisor, who can help position your portfolio so that it is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the road.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
ESG Core Bond Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
23	Notes to financial statements
28	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/17 (%)

The Bloomberg Barclays U.S. Intermediate Government/Credit Index is an unmanaged index of the investment grade, US dollar-denominated, fixed-rate government related bond markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Positive returns for the U.S. fixed-income market

The fund's benchmark, the Bloomberg Barclays U.S. Intermediate Government Credit Index, gained 0.10%.

The fund underperformed its benchmark

The Class A shares of the fund finished the six-month period with a loss of 0.19% (excluding sales charges).

Certain allocations were key detractors

At a time when lower-rated issues within the investment-grade market produced superior returns, the fund's positions in certain higher-quality securities cost it some relative performance.

PORTFOLIO COMPOSITION AS OF 11/30/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Municipal bond prices can decline due to fiscal mismanagement, tax shortfalls, credit downgrades, or if related projects become unprofitable. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       3

Discussion of fund performance

An interview with the portfolio management team at Breckinridge Capital Advisors

How would you describe the investment environment during the six months ended November 30, 2017?

The fund's benchmark, the Bloomberg Barclays Intermediate U.S. Government Credit Index, produced a total return of 0.10%. The index was boosted by the strong showing of corporate bonds, which outperformed the broader investment-grade market thanks to the favorable combination of accelerating economic growth, rising earnings, and increasing expectations for a reduction in the corporate tax rate (which was indeed enacted following the close of the period). Conversely, U.S. Treasuries and agency mortgage-backed securities (MBS) lagged other sectors amid the strength in investor sentiment. In an environment of faster growth and continued monetary tightening by the U.S. Federal Reserve (Fed), investors remained cautious about interest-rate risk. Taxable municipal bonds, which are not represented in the benchmark, outpaced U.S. Treasuries.

Can you tell us how this fund invests?

We seek to provide core exposure to the domestic fixed-income market while adhering to environmental, social, and governance (ESG) guidelines. In managing the fund, we strive to add value both through asset allocation and individual security selection driven by our intensive, bottom-up credit research. We have fully integrated ESG analysis into our core investment process. As part our traditional fundamental credit analysis, we assign each corporate and municipal security an ESG rating using a wide range of factors. Once we determine an ESG rating for an issuer, we incorporate the rating into the issuer's overall credit rating. As part of this process, we employ various frameworks to help evaluate ESG risks for both corporate and municipal issuers. U.S. Treasuries and agency MBS fit in our ESG mandate since they support the positive purposes of government operations and the housing market, respectively. It is important to note that we will not invest in an issuer we believe has an unfavorable investment outlook, even if it has an attractive ESG profile.

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       4

"We seek to provide core exposure to the domestic fixed-income market while adhering to environmental, social, and governance (ESG) guidelines."

Why did the fund underperform its benchmark?

Security selection within the fund's corporate allocation was the key detractor from performance. We held a higher-quality bias in this segment of the fund, with an underweight in BBB-rated securities. Given that BBBs outperformed other segments of the market, this positioning cost us some performance versus the benchmark. A defensive positioning in corporate bonds reflects the fact that the pickup in yield from going down in credit quality from A-rated debt to BBB-rated bonds had compressed, meaning that investors were no longer being as well compensated for the increased risk. In addition, we saw the benefits of expanding profits and tax reform as being offset by rising debt and actions that are more beneficial to equity investors than bondholders. We therefore maintained a high-quality bias within the corporate allocation.

Certain aspects of our positioning in corporates detracted from performance, as well. The fund was modestly overweight in the capital goods and retail industries, both of which lagged the broader category.

QUALITY COMPOSITION AS OF 11/30/17 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       5

"We continue to expect a stable economic environment in the United States over the next 12 months, with gross domestic product growth slightly above trend."

What aspects of your positioning helped performance?

Asset allocation decisions had a positive effect on performance. At the close of the period, we had weightings of 40.9% in corporate bonds, 27.9% in U.S. Treasuries and agency mortgage-backed securities, 20.2% in taxable municipal bonds, 8.3% in securitized assets, and the remainder in cash. The fund's allocation to corporates—the best-performing segment of the investment-grade space—was well above the category's weighting in the index of about 30%, which enabled the fund to capture the outperformance of this market segment. In the latter half of the period, we lowered the fund's allocation to corporates from a high of 47.9% of assets to 40.9% and redeployed the proceeds into U.S. Treasuries. We believe that given the tighter spreads between Treasuries and corporates, corporate bonds are beginning to offer a less favorable balance of risk and reward compared to Treasuries.

The fund's position in taxable municipal bonds was a positive, as the category outperformed due to the combination of strong demand and lower new-issue supply. (Taxable municipal bonds finance projects that do not meet the Internal Revenue Service's requirements for tax exemption, sometimes because of a portion of the proceeds are dedicated to private business use. Taxable municipal bonds also can be issued under programs in which the federal government offsets interest costs through direct payments.)

Why does the fund invest in taxable municipal bonds?

We invest in this area since it provides an opportunity to pick up added yield over similarly rated corporate bonds even though the former has had a lower historical default rate. In addition, we believe they can help augment diversification. Taxable munis have also displayed a historical tendency to outperform during risk-off environments, indicating a negative correlation to higher-risk asset classes such as equities.

How is the fund invested in the securitized space?

This segment of the fund was split between agency MBS and consumer asset-backed securities

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       6

(prime auto and credit cards). We believe these sectors provide attractive spreads and relative value versus short-term corporate bonds, and they help upgrade the fund's average credit quality.

How would you characterized the fund's interest-rate positioning?

The fund was positioned for a flattening of the yield curve (i.e., outperformance for longer-term bonds relative to short-term issues). We achieved this by using a barbell structure, which entails above-average weightings in both short- and long-term securities, together with a lower exposure to the intermediate part of the curve.

How would you summarize your view on the market at the end of the period?

We expect a stable economic environment in the United States over the next 12 months. Slow wage growth has kept inflation muted, helping U.S. Treasury yields to remain relatively low. However, we think the combination of the rebound in inflation from recent lows, the underlying momentum in the economy, and the Fed's desire to continue tightening monetary policy are not being reflected in current Treasury yields. With this as background, we retain a relatively defensive positioning in terms of our allocations to various fixed income sectors, and we continue to seek individual securities with favorable risk/return profiles.

MANAGED BY

Jeffrey Glenn, CFA On the fund since inception Investing since 1997
Matthew C. Buscone On the fund since inception Investing since 1994
Sara Chanda On the fund since inception Investing since 1999
Khurram Gillani On the fund since inception Investing since 2011
David J. Madigan On the fund since inception Investing since 1982

The views expressed in this report are exclusively those of the portfolio management team at Breckinridge Capital Advisors, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  NOVEMBER 30, 2017

	Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	6-month	Since inception[2]	as of 11-30-17	as of 11-30-17
Class A	-4.15	-1.96	1.35	0.77
Class I3	-0.06	2.41	1.65	1.05
Class R6[3]	-0.01	2.51	1.74	1.13
Index 1†	0.10	2.24	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4%. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R6
Gross (%)	1.25	0.99	0.90
Net (%)	0.87	0.61	0.52

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Intermediate/Government Credit Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG Core Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Intermediate Government/Credit Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)
Class I3	12-14-06	10,241	10,241	10,224
Class R6[3]	12-14-06	10,251	10,251	10,224

The Bloomberg Barclays U.S. Intermediate Government/Credit Index is an unmanaged index of the investment grade, US dollar-denominated, fixed-rate government related bond markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 12-14-16.
3	For certain types of investors, as described in the fund's prospectus.
SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2017, with the same investment held until November 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2017, with the same investment held until November 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 6-1-2017	Ending value on 11-30-2017	Expenses paid during period ended 11-30-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$998.10	$4.31	0.86%
	Hypothetical example for comparison purposes	1,000.00	1,020.80	4.36	0.86%
Class I	Actual expenses/actual returns	1,000.00	999.40	3.06	0.61%
	Hypothetical example for comparison purposes	1,000.00	1,022.00	3.09	0.61%
Class R6	Actual expenses/actual returns	1,000.00	999.90	2.56	0.51%
	Hypothetical example for comparison purposes	1,000.00	1,022.50	2.59	0.51%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       11

Fund’s investments

AS OF 11-30-17 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 27.9%				$14,431,977
(Cost $14,597,328)
U.S. Government 22.1%				11,444,857
U.S. Treasury
Note	1.000	09-30-19	400,000	394,391
Note	1.250	11-30-18	1,000,000	995,703
Note	1.375	05-31-20	1,050,000	1,037,654
Note	1.500	01-31-19	1,200,000	1,196,953
Note	1.625	02-15-26	1,000,000	943,477
Note	1.750	10-31-20	1,300,000	1,294,313
Note	1.750	05-15-23	1,450,000	1,416,582
Note	2.000	05-31-21	1,150,000	1,150,090
Note	2.000	02-15-25	1,300,000	1,271,309
Note	2.250	11-15-24	1,500,000	1,493,379
Note	2.375	08-15-24	250,000	251,006
U.S. Government Agency 5.8%				2,987,120
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	3.000	03-01-32	953,613	972,333
15 Yr Pass Thru	3.500	03-01-30	490,940	509,016
Federal National Mortgage Association
10 Yr Pass Thru	2.500	11-01-26	282,162	283,348
10 Yr Pass Thru	2.500	12-01-26	733,132	736,873
15 Yr Pass Thru	3.500	01-01-32	467,497	485,550
Corporate bonds 40.9%				$21,180,346
(Cost $21,295,226)
Consumer discretionary 5.6%				2,902,431
Automobiles 1.0%
Ford Motor Credit Company LLC	3.157	08-04-20	200,000	202,887
Ford Motor Credit Company LLC	3.336	03-18-21	325,000	331,097
Media 1.5%
Comcast Corp.	3.150	03-01-26	520,000	522,433
Comcast Corp.	3.600	03-01-24	250,000	260,248
Specialty retail 3.1%
Lowe’s Companies, Inc.	3.100	05-03-27	765,000	760,511
The Home Depot, Inc.	3.350	09-15-25	800,000	825,255
Consumer staples 2.5%				1,303,151
Beverages 1.0%
Anheuser-Busch InBev Finance, Inc.	3.650	02-01-26	515,000	528,280
Food and staples retailing 1.0%
CVS Health Corp.	2.800	07-20-20	150,000	150,865
CVS Health Corp.	3.875	07-20-25	365,000	373,296

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND 12

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Personal products 0.5%
Unilever Capital Corp.	2.200	03-06-19	250,000	$250,710
Energy 2.0%				1,056,725
Oil, gas and consumable fuels 2.0%
Shell International Finance BV	3.250	05-11-25	300,000	305,673
Statoil ASA	2.650	01-15-24	500,000	496,733
Statoil ASA	2.900	11-08-20	250,000	254,319
Financials 13.3%				6,890,669
Banks 7.5%
Bank of America Corp.	2.151	11-09-20	175,000	173,497
Bank of America Corp.	4.000	04-01-24	345,000	364,178
BNP Paribas SA	2.400	12-12-18	600,000	602,737
BNP Paribas SA	2.700	08-20-18	200,000	201,128
Citigroup, Inc.	2.750	04-25-22	370,000	369,107
Citigroup, Inc.	2.900	12-08-21	150,000	150,853
JPMorgan Chase & Co.	3.300	04-01-26	895,000	897,054
The Toronto-Dominion Bank	2.250	11-05-19	885,000	887,097
Westpac Banking Corp.	1.650	05-13-19	245,000	243,341
Capital markets 2.6%
Morgan Stanley	2.625	11-17-21	520,000	518,845
The Bank of New York Mellon Corp.	3.550	09-23-21	265,000	276,280
The Goldman Sachs Group, Inc.	2.550	10-23-19	160,000	160,461
The Goldman Sachs Group, Inc.	3.000	04-26-22	360,000	362,086
Diversified financial services 0.4%
International Finance Corp.	1.750	03-30-20	225,000	223,872
Insurance 1.1%
Marsh & McLennan Companies, Inc.	2.750	01-30-22	580,000	581,020
Thrifts and mortgage finance 1.7%
American Express Credit Corp.	2.125	03-18-19	250,000	250,087
American Express Credit Corp.	2.200	03-03-20	630,000	629,026
Health care 5.2%				2,678,675
Health care equipment and supplies 1.7%
Medtronic, Inc.	3.150	03-15-22	850,000	872,428
Health care providers and services 1.7%
UnitedHealth Group, Inc.	2.875	03-15-22	596,000	603,783
UnitedHealth Group, Inc.	3.350	07-15-22	250,000	257,626
Pharmaceuticals 1.8%
Merck & Company, Inc.	2.400	09-15-22	260,000	258,874
Sanofi	4.000	03-29-21	650,000	685,964

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND 13

	Rate (%)	Maturity date	Par value^	Value
Industrials 2.8%				$1,464,609
Industrial conglomerates 1.6%
General Electric Company	4.625	01-07-21	250,000	265,644
General Electric Company	4.650	10-17-21	550,000	589,466
Machinery 0.9%
Caterpillar Financial Services Corp.	1.350	05-18-19	200,000	198,108
Deere & Company	2.600	06-08-22	255,000	255,861
Road and rail 0.3%
CSX Corp.	3.700	11-01-23	150,000	155,530
Information technology 4.6%				2,353,087
Semiconductors and semiconductor equipment 1.5%
Intel Corp.	3.300	10-01-21	755,000	781,677
Software 1.5%
Oracle Corp.	2.400	09-15-23	310,000	305,307
Oracle Corp.	2.500	05-15-22	470,000	470,658
Technology hardware, storage and peripherals 1.6%
Apple, Inc.	2.850	02-23-23	785,000	795,445
Real estate 1.2%				607,214
Equity real estate investment trusts 1.2%
AvalonBay Communities, Inc.	2.950	09-15-22	600,000	607,214
Telecommunication services 2.1%				1,074,457
Diversified telecommunication services 2.1%
AT&T, Inc.	4.125	02-17-26	490,000	499,152
Verizon Communications, Inc.	5.150	09-15-23	520,000	575,305
Utilities 1.6%				849,328
Electric utilities 1.6%
MidAmerican Energy Company	3.100	05-01-27	850,000	849,328
Municipal bonds 20.2%				$10,425,888
(Cost $10,442,625)
Arizona Department of Transportation State Highway
Fund Revenue	1.631	07-01-18	350,000	350,004
City of Avondale (A)	2.240	07-01-20	600,000	598,896
City of New York	2.260	03-01-22	385,000	383,352
Gateway School District Alleghany County	1.887	07-15-22	325,000	313,290
Jackson State University Educational Building Corp.	2.720	03-01-23	595,000	590,829
Kent City School District	5.000	12-01-20	350,000	376,264
Louisiana Public Facilities Authority	2.193	12-15-20	700,000	696,997
New Mexico Finance Authority	2.135	06-15-20	400,000	398,380
New Mexico Finance Authority	2.287	06-15-21	395,000	392,867
New York City Transitional Finance Authority Future
Tax Secured Revenue	2.150	05-01-25	350,000	332,371
New York State Environmental Facilities Corp.	1.885	01-15-20	780,000	775,936
New York State Urban Development Corp.	2.000	03-15-19	355,000	355,781

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND 14

	Rate (%)	Maturity date	Par value^	Value
Passaic Valley Water Commission	2.739	12-15-25	475,000	$462,313
Santa Rosa Regional Resources Authority	2.900	08-01-25	200,000	199,012
Tennessee State School Bond Authority	2.054	11-01-21	660,000	654,826
Texas A&M University	3.231	05-15-27	350,000	357,812
Texas Public Finance Authority	2.000	02-01-20	465,000	462,629
Texas Public Finance Authority	4.000	02-01-23	440,000	466,352
Texas State University System	3.277	03-15-27	370,000	373,911
Triborough Bridge & Tunnel Authority	2.885	11-15-19	500,000	505,260
University of California	2.253	05-15-20	390,000	391,392
University of Massachusetts Building Authority	1.580	11-01-18	360,000	358,711
University of North Texas	3.357	04-15-27	375,000	379,223
University of Pittsburgh-of the Commonwealth
System of Higher Education	1.829	09-15-19	250,000	249,480
Asset backed securities 8.3%				$4,311,223
(Cost $4,336,041)
Asset backed securities 8.3%				4,311,223
American Express Credit Account Master Trust
Series 2017-1, Class A	1.930	09-15-22	1,000,000	997,276
Chase Issuance Trust
Series 2016-A5, Class A5	1.270	07-15-21	1,000,000	988,170
Series 2017-A1, Class A (1 month LIBOR +
0.300%) (B)	1.550	01-18-22	285,000	285,968
Citibank Credit Card Issuance Trust
Series 2014-A6, Class A6	2.150	07-15-21	500,000	501,186
Series 2017-A2, Class A2	1.740	01-19-21	285,000	284,652
Ford Credit Auto Owner Trust
Series 2016-B, Class A3	1.330	10-15-20	265,000	263,789
Series 2016-C, Class A3	1.220	03-15-21	1,000,000	990,182
		Yield (%)	Shares	Value
Short-term investments 4.9%				$2,532,698
(Cost $2,532,698)
Money market funds 4.9%				2,532,698
JPMorgan U.S. Government Money Market Fund, Institutional Class		0.9529(C)	2,532,698	2,532,698
Total investments (Cost $53,203,918) 102.2%				$52,882,132
Other assets and liabilities, net (2.2%)				(1,142,952)
Total net assets 100.0%				$51,739,180
The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	The rate shown is the annualized seven-day yield as of 11-30-17.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND 15

At 11-30-17, the aggregate cost of investments for federal income tax purposes was $53,256,651. Net unrealized depreciation aggregated to $374,519, of which $25,338 related to gross unrealized appreciation and $399,857 related to gross unrealized depreciation.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND 16

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-17 (unaudited)

Assets
Investments, at value (Cost $53,203,918)	$52,882,132
Interest receivable	208,842
Receivable due from advisor	12,778
Other receivables and prepaid expenses	54,105
Total assets	53,157,857
Liabilities
Payable for investments purchased	709,746
Payable for delayed delivery securities purchased	600,000
Payable for fund shares repurchased	153
Distributions payable	75,601
Payable to affiliates
Accounting and legal services fees	1,729
Transfer agent fees	4,685
Other liabilities and accrued expenses	26,763
Total liabilities	1,418,677
Net assets	$51,739,180
Net assets consist of
Paid-in capital	$52,085,904
Accumulated distributions in excess of net investment income	(38,761)
Accumulated net realized gain (loss) on investments	13,823
Net unrealized appreciation (depreciation) on investments	(321,786)
Net assets	$51,739,180

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($4,752,357 ÷ 472,477 shares)[1]	$10.06
Class I ($45,388,603 ÷ 4,513,047 shares)	$10.06
Class R6 ($1,598,220 ÷ 158,895 shares)	$10.06
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.48

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       17

STATEMENT OF OPERATIONS  For the six months ended 11-30-17 (unaudited)

Investment income
Interest	$360,566
Total investment income	360,566
Expenses
Investment management fees	76,549
Distribution and service fees	5,967
Accounting and legal services fees	3,378
Transfer agent fees	17,775
Trustees' fees	539
State registration fees	36,036
Printing and postage	17,490
Professional fees	48,592
Custodian fees	15,680
Other	4,676
Total expenses	226,682
Less expense reductions	(117,793)
Net expenses	108,889
Net investment income	251,677
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	(15,726)
Change in net unrealized appreciation (depreciation) of investments	(529,593)
Net realized and unrealized loss	(545,319)
Decrease in net assets from operations	($293,642)

SEE NOTES TO FINANCIAL STATEMENTS
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STATEMENT OF CHANGES IN NET ASSETS

	Six months ended 11-30-17	Period ended 5-31-17[1]
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$251,677	$105,756
Net realized gain (loss)	(15,726)	50,122
Change in net unrealized appreciation (depreciation)	(529,593)	207,807
Increase (decrease) in net assets resulting from operations	(293,642)	363,685
Distributions to shareholders
From net investment income
Class A	(38,211)	(33,930)
Class I	(246,516)	(78,649)
Class R6	(15,136)	(13,640)
Total distributions	(299,863)	(126,219)
From fund share transactions	36,683,159	15,412,060
Total increase	36,089,654	15,649,526
Net assets
Beginning of period	15,649,526	—
End of period	$51,739,180	$15,649,526
Undistributed (accumulated distributions in excess of) net investment income	($38,761)	$9,425

[1]	Period from 12-14-16 (commencement of operations) to 5-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       19

Financial highlights

Class A Shares Period ended	11-30-17	[1]	5-31-17	[2]
Per share operating performance
Net asset value, beginning of period	$10.16		$10.00
Net investment income[3]	0.07		0.06
Net realized and unrealized gain (loss) on investments	(0.09)		0.17
Total from investment operations	(0.02)		0.23
Less distributions
From net investment income	(0.08)		(0.07)
Net asset value, end of period	$10.06		$10.16
Total return (%)[4,5]	(0.19	) [6]	2.35	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$5		$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	[7]	2.02	[7]
Expenses including reductions	0.86	[7]	0.87	[7]
Net investment income	1.31	[7]	1.31	[7]
Portfolio turnover (%)	70		61

[1]	Six months ended 11-30-17. Unaudited.
[2]	Period from 12-14-16 (commencement of operations) to 5-31-17.
[3]	Based on average daily shares outstanding.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       20

Class I Shares Period ended	11-30-17	[1]	5-31-17	[2]
Per share operating performance
Net asset value, beginning of period	$10.16		$10.00
Net investment income[3]	0.08		0.07
Net realized and unrealized gain (loss) on investments	(0.09)		0.18
Total from investment operations	(0.01)		0.25
Less distributions
From net investment income	(0.09)		(0.09)
Net asset value, end of period	$10.06		$10.16
Total return (%)[4]	(0.06	) [5]	2.47	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$45		$9
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	[6]	1.76	[6]
Expenses including reductions	0.61	[6]	0.61	[6]
Net investment income	1.50	[6]	1.58	[6]
Portfolio turnover (%)	70		61

[1]	Six months ended 11-30-17. Unaudited.
[2]	Period from 12-14-16 (commencement of operations) to 5-31-17.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       21

Class R6 Shares Period ended	11-30-17	[1]	5-31-17	[2]
Per share operating performance
Net asset value, beginning of period	$10.16		$10.00
Net investment income[3]	0.08		0.08
Net realized and unrealized gain (loss) on investments	(0.08)		0.17
Total from investment operations	—		0.25
Less distributions
From net investment income	(0.10)		(0.09)
Net asset value, end of period	$10.06		$10.16
Total return (%)[4]	(0.01	) [5]	2.52	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	[6]	1.67	[6]
Expenses including reductions	0.51	[6]	0.52	[6]
Net investment income	1.66	[6]	1.67	[6]
Portfolio turnover (%)	70		61

[1]	Six months ended 11-30-17. Unaudited.
[2]	Period from 12-14-16 (commencement of operations) to 5-31-17.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       22

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock ESG Core Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of November 30, 2017, all investments are categorized as Level 2 under the hierarchy described above, except money market funds, which are categorized as Level 1.

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Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the six months ended November 30, 2017, the fund had no borrowings under either line of credit. Commitment fees for the six months ended November 30, 2017 were $1,804.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of May 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gains, if any, are distributed at least annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       24

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities, distributions payable and non-deductible offering costs.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.450% of the first $250 million of the fund's average daily net assets and (b) 0.400% of the fund's average daily net assets in excess of $250 million. If net assets exceed $250 million, then the advisory fee to be paid is 0.400% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Breckinridge Capital Advisors, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.50% of average net assets of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This agreement expires on September 30, 2018, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

For the six months ended November 30, 2017, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$17,931	Class R6	$5,848
Class I	94,014	Total	$117,793

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2017 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       25

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2017, amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted a distribution and service plan with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for the fund's Class A shares:

Class	Rule 12b-1 fee
Class A	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $10 for the six months ended Novemeber 30, 2017. Of this amount, $1 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $9 was paid as sales commissions to broker-dealers.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2017, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended November 30, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$5,967	$2,660
Class I	—	15,021
Class R6	—	94
Total	$5,967	$17,775

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       26

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2017 and for the period ended May 31, 2017 were as follows:

		Six months ended 11-30-17		Period ended 5-31-17[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	40,089	$406,444	459,619	$4,596,951
Distributions reinvested	154	1,563	40	405
Repurchased	(26,373)	(267,224)	(1,052)	(10,545)
Net increase	13,870	$140,783	458,607	$4,586,811
Class I shares
Sold	3,583,012	$36,473,205	929,586	$9,300,000
Distributions reinvested	417	4,216	64	649
Repurchased	(32)	(323)	—	—
Net increase	3,583,397	$36,477,098	929,650	$9,300,649
Class R6 shares
Sold	6,463	$65,167	152,421	$1,524,600
Distributions reinvested	26	260	—	—
Repurchased	(15)	(149)	—	—
Net increase	6,474	$65,278	152,421	$1,524,600
Total net increase	3,603,741	$36,683,159	1,540,678	$15,412,060

1Period from 12-14-16 (commencement of operations) to 5-31-17.

Affiliates of the fund owned 95%, 98% and 94% of shares of Class A, Class I and Class R6, respectively, on November 30, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $28,260,832 and $841,887, respectively for the six months ended November 30, 2017. Purchases and sales of U.S. Treasury obligations aggregated $32,276,666 and $23,354,118, respectively, for the six months ended November 30, 2017.

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       27

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Breckinridge Capital Advisors, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       28

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock ESG Core Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF418652	468SA 11/17 1/18

John Hancock

Global Conservative Absolute Return Fund

Semiannual report 11/30/17

A message to shareholders

Dear shareholder,

The divergent performance of bond markets over the latter half of 2017 highlights the need for a diversified approach to fixed income. Credit-sensitive sectors, including high-yield bonds and emerging-market debt, posted gains as investors grew increasingly optimistic about the economic outlook both in the United States and globally, particularly after the passage of sweeping tax reform in the U.S. Segments of the market more sensitive to interest-rate changes, meanwhile, posted muted gains or even losses, as was the case with certain U.S. Treasury securities. The pressures driving these markets could persist for some time: The U.S. Federal Reserve (Fed) continued to gradually normalize interest rates on the back of an improving economy, and that trend is expected to continue into 2018 under new Fed Chairman Jerome Powell.

Environments like these can be challenging for investors: The relative safety offered by high-quality bonds is often tested when rates rise, while the credit segments of the market can be more susceptible to economic volatility. Although there are no easy answers for income-seeking investors, your best resource, as always, is your financial advisor, who can help position your portfolio so that it is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the road.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Global Conservative Absolute Return Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
22	Financial statements
26	Financial highlights
31	Notes to financial statements
43	Continuation of investment advisory and subadvisory agreements
49	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term absolute return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/17 (%)

The ICE Bank of America Merrill Lynch 3-Month LIBOR Average Index tracks the performance of a basket of synthetic assets paying LIBOR (London Interbank Offered Rate) to a stated maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

The fund posted a loss

The fund was down in absolute terms, trailing its cash benchmark, the ICE BofA ML 3-Month LIBOR Average Index.

Interest-rate risk was penalized

Many developed-market sovereign bond prices fell, as interest rates increased throughout much of the globe; consequently, the fund's duration strategies, which are implemented with derivative instruments, such as swap contracts, hurt performance.

Australian position was a key detractor

The fund's Australian forward-start interest-rate position was among the most significant detractors from performance.

COUNTRY COMPOSITION AS OF 11/30/17 (%)

United States	32.1
United Kingdom	19.5
France	11.0
Germany	6.3
Netherlands	5.5
Switzerland	3.8
Canada	3.3
Belgium	3.2
Denmark	2.0
Finland	1.7
Other countries	11.6
TOTAL	100.0
As a percentage of net assets.

A note about risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets. There is no guarantee of a positive return, of the fund achieving its objective, or that volatility reducing strategies will be successful. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or industry, or that holds a limited number of securities, may fluctuate more than a fund that invests in a wider variety of sectors or industries. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       3

Discussion of fund performance

An interview with Portfolio Manager Roger Sadewsky, Standard Life Investments (Corporate Funds) Limited

Roger Sadewsky
Portfolio Manager
Standard Life Investments

What's the mandate of this unconventional bond fund, and what range of tools do you use to pursue the investment objective?

The fund's strategy is to seek positive absolute returns over time, regardless of the general direction of bond market moves across the world. The fund has a broad investment mandate, which gives us the latitude to obtain exposure to the global corporate bond, foreign exchange, and government debt markets—and a wide range of other financial assets and derivatives thereof.

In addition to traditional long allocations across the corporate and government bond markets, our methods include cross-market, relative value, and directional strategies, such as currency or interest-rate positions, where shorter-term drivers of rate movements can change significantly, even in the absence of, say, a longer-term credit risk premium. We frequently implement such strategies with derivative instruments, including exchange-traded futures and options, as well as over-the-counter forward and swap contracts.

What themes about the global capital market and macroeconomic environment did you find noteworthy during the six months ended November 30, 2017?

Lower-than-expected U.S. inflation, geopolitical tensions stemming from the Korean peninsula, and a series of hurricanes that devastated portions of the United States and neighboring islands all fostered a degree of risk-averse sentiment at certain points during the period, which would typically be a positive for government bond prices. However, rhetoric around tax reform—and its potential long-term implications for the nation's deficit—managed to weaken many U.S. Treasury security prices. The yield on the 10-year U.S. Treasury note rose to 2.42%, from 2.21%, driving down the prices of many sovereign debt issues in the United States and elsewhere. Indeed, government bonds struggled in a number of developed-market economies.

Meanwhile, global corporate bond markets fared much better, as major central banks outside the United States did little to suggest that they were ready to follow through on previous hints of more hawkish monetary policy measures.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       4

"... rhetoric around tax reform—and its potential long-term implications for the nation's deficit—managed to weaken many U.S. Treasury security prices."

Given that context, how did the fund perform?

The fund's Class A shares were down 0.96% (excluding sales charges), while its cash benchmark, the Intercontinental Exchange Bank of America Merrill Lynch 3-Month LIBOR Average Index, was up 0.66%. Morningstar's multialternative fund category posted a gain of 2.61%. The Morningstar group includes funds with a wide variety of different investment mandates and types of economic risks.

What types of strategies drove the fund's negative results for the period?

In aggregate, the fund's collection of duration strategies—those assuming some type of interest-rate risk—weighed on results. The fund obtains much of its duration exposure through derivative instruments, including swaps. At the individual strategy level, the fund's Australian forward-start interest-rate position was among the most significant detractors from performance. Australian government bond prices fell for the period as interest rates rose, and the fund's Australian forward-start interest-rate exposure delivered negative returns. A forward starting swap is a contract in which the accruals in each leg do not begin immediately, but at a predetermined point in the future, agreed upon by both parties to the swap contract.

The fund's short position in European real, or inflation-adjusted, yields also struggled, as did its short position in Italian government bonds. Certain positions designed to benefit from specific

FUND COMPOSITION AS OF 11/30/17 (%)

Corporate bonds	30.6	Short-term investments	62.5
Financials	17.0	U.S. Government	19.7
Utilities	4.6	Certificate of deposit	14.6
Industrials	3.3	Time deposits	13.6
Consumer discretionary	2.2	Commercial paper	11.7
Telecommunication services	1.4	Money market funds	2.9
Health care	0.9	Derivative instruments	0.8
Consumer staples	0.9	Interest rate swaps	(0.1)
Real estate	0.2	Credit default swaps	0.6
Energy	0.1	Inflation swaps	0.3
U.S. Government	4.4	Other assets and liabilities	(0.5)
Purchased options	2.2	TOTAL	100.0

As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       5

"In aggregate, the fund's collection of duration strategies—those assuming some type of interest-rate risk—weighed on results."
changes to the shape of government bond yield curves also hindered performance. The spread between short-term and long-term interest rates in the United States declined, reflecting investor expectations of higher interest rates in the short term in an environment of weak inflation. Consequently, the fund's U.S. front-end steepener, a strategy designed to generate returns from relative changes in interest rates within the shorter-dated segment of the U.S. bond market, detracted from performance.

What offsetting strategies contributed positively to the fund's performance?

The fund's corporate credit risk-oriented strategies delivered positive returns as credit spreads continued to tighten amid robust demand for higher-yielding assets. In addition, credit fundamentals remained supportive, given continuing signs of a synchronized global economic recovery and encouraging corporate earnings.

Specifically, the fund's allocation to contingent capital bonds—fixed-income securities that convert into equity under certain prespecified conditions—was among the strongest contributors. A position in high-yield credit also posted a gain, as did allocations to European and U.S. investment-grade credit. We subsequently closed the European investment-grade credit strategy, as it had delivered positive returns in line with our expectations.

The Indian rupee rallied for the period, benefiting from strong foreign investor demand for Indian equities; as a result, the fund's long Indian rupee exposure, taken against the Swiss franc, contributed positively to results. Here, the short—and safer haven—currency of the more developed economy trailed that of its less mature, riskier long counterpart.

Would you share some representative examples of strategy changes you made within the fund?

We closed the fund's French inflation strategy, which was designed to benefit from a decline in inflation in France, and we introduced a U.S. versus U.K. real yields strategy. This new relative rate pairing enables the fund to gain exposure to a historically extreme spread between inflation-adjusted interest rates in those two countries, which we expect to moderate in the intermediate term. We also opened an inflation-related strategy that positions the fund to benefit from higher rates of consumer price increases in the United States.

We introduced a Swedish flattener versus Canadian steepener yield curve strategy based on our expectation that the difference between long-term and short-term interest rates in Sweden will

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       6

likely decline; at the same time, we view the spread between long-term and short-term interest rates in Canada as poised for an increase. We also expect this strategy, which is designed to benefit from an attractive income component of return embedded in these markets, to enhance the fund's diversification overall.

We closed the fund's U.K. steepener strategy, which sought to benefit from an increase in the difference between long-term and short-term interest rates in Great Britain. Given the recent developments in this market, we determined that there was now a good chance of having a more pronounced weakness at the front end of the U.K. interest-rate curve, as investors begin to recalibrate expectations for rate hikes.

How was the fund positioned as the period drew to a close?

At a high level, the fund's most significant risk-weighted allocations were to credit and duration strategies. We also continued to maintain exposure to foreign exchange, yield curve, and inflation strategies.

MANAGED BY

Roger Sadewsky On the fund since inception Investing since 1986

The views expressed in this report are exclusively those of Roger Sadewsky, Standard Life Investments (Corporate Funds) Limited, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  NOVEMBER 30, 2017

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	6-month	Since inception[1]
Class A	-2.74	-0.45	-3.93	-1.96
Class C2	-1.48	-0.38	-2.38	-1.64
Class I3	0.42	0.49	-0.85	2.14
Class R6[3]	0.53	0.59	-0.85	2.61
Class NAV[3]	0.53	0.59	-0.85	2.60
Index 1†	1.18	0.56	0.66	2.47
Index 2†	0.91	0.33	0.55	1.46
Index 3†	1.46	1.25	0.53	5.60

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.71	2.41	1.40	1.31	1.29
Net (%)	1.14	1.89	0.89	0.80	0.78

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the ICE Bank of America Merrill Lynch 3-Month LIBOR Average Index; Index 2 is the ICE Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index; Index 3 is the Bloomberg Barclays Global Aggregate 1-3 Year Hedged USD Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Conservative Absolute Return Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in three separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class C2,4	7-16-13	9,836	9,836	10,247	10,146	10,560
Class I3	7-16-13	10,214	10,214	10,247	10,146	10,560
Class R6[3]	7-16-13	10,261	10,261	10,247	10,146	10,560
Class NAV[3]	7-16-13	10,260	10,260	10,247	10,146	10,560

The ICE Bank of America Merrill Lynch 3-Month LIBOR Average Index tracks the performance of a basket of synthetic assets paying LIBOR (London Interbank Offered Rate) to a stated maturity.

The ICE Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a basket of synthetic assets paying LIBID (London Interbank Bid Rate) to a stated maturity.

The Bloomberg Barclays Global Aggregate 1-3 Year Hedged USD Index provides a broad-based measure of the global investment-grade fixed-income markets, including corporate, government, supranational, mortgage-backed, and asset-backed securities. The foreign currency exposure of this index has been hedged to U.S. dollars.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 7-16-13.
2	Class C shares were first offered on 6-27-14. Returns prior to this date are those of Class A shares except they do not include sales charges, and have not been adjusted for class-specific expenses; otherwise returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2017, with the same investment held until November 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2017, with the same investment held until November 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 6-1-2017	Ending value on 11-30-2017	Expenses paid during period ended 11-30-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$990.40	$5.69	1.14%
	Hypothetical example for comparison purposes	1,000.00	1,019.40	5.77	1.14%
Class C	Actual expenses/actual returns	1,000.00	986.10	9.41	1.89%
	Hypothetical example for comparison purposes	1,000.00	1,015.60	9.55	1.89%
Class I	Actual expenses/actual returns	1,000.00	991.50	4.44	0.89%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.51	0.89%
Class R6	Actual expenses/actual returns	1,000.00	991.50	3.89	0.79%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	3.95	0.79%
Class NAV	Actual expenses/actual returns	1,000.00	991.50	3.89	0.78%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	3.95	0.78%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       11

Fund’s investments

AS OF 11-30-17 (unaudited)
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 4.4%					$3,022,789
(Cost $2,980,403)
United States 4.4%					3,022,789
U.S. Treasury
Treasury Inflation Protected Security	1.375	02-15-44		2,560,000	3,022,789
Corporate bonds 30.6%					$20,921,752
(Cost $19,809,801)
Australia 0.8%					545,066
National Australia Bank, Ltd.	1.125	11-10-21	GBP	100,000	134,775
National Australia Bank, Ltd.	1.875	02-20-20	GBP	100,000	137,355
Scentre Group Trust 1	2.375	04-08-22	GBP	100,000	139,299
Westpac Banking Corp.	1.000	06-30-22	GBP	100,000	133,637
Belgium 0.6%					399,363
KBC Group NV (5.625% to 3-19-19, then 5
Year Euro Swap Rate + 4.759%) (A)	5.625	03-19-19	EUR	321,000	399,363
Canada 0.4%					269,250
Bank of Montreal	1.375	12-29-21	GBP	100,000	135,316
The Bank of Nova Scotia	1.250	06-08-22	GBP	100,000	133,934
Cayman Islands 1.1%					741,630
ASIF II	6.375	10-05-20	GBP	200,000	308,162
Southern Water Services Finance, Ltd.	5.000	03-31-21	GBP	190,000	287,106
Yorkshire Water Services Bradford
Finance, Ltd.	6.000	08-21-19	GBP	100,000	146,362
Denmark 0.5%					349,611
Danske Bank A/S (5.750% to 4-6-20, then 6
Year Euro Swap Rate + 4.640%) (A)	5.750	04-06-20	EUR	272,000	349,611
Finland 0.2%					141,347
OP Corporate Bank PLC	2.500	05-20-22	GBP	100,000	141,347
France 2.4%					1,631,628
BNP Paribas SA	2.375	11-20-19	GBP	200,000	277,743
Credit Agricole SA (6.500% to 6-23-21, then
5 Year Euro Swap Rate + 5.120%) (A)	6.500	06-23-21	EUR	100,000	135,093
Electricite de France SA	6.875	12-12-22	GBP	200,000	338,683
Orange SA	7.250	11-10-20	GBP	100,000	158,482
RCI Banque SA	3.250	04-25-18	GBP	200,000	272,979
Societe Generale SA	5.400	01-30-18	GBP	50,000	68,068
Societe Generale SA (7.875% to 12-18-23,
then 5 Year U.S. Swap Rate +
4.979%) (A)	7.875	12-18-23		200,000	226,000
WPP Finance SA	6.375	11-06-20	GBP	100,000	154,580

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND 12

	Rate (%)	Maturity date		Par value^	Value
Germany 1.1%					$714,203
Aareal Bank AG (7.625% to 4-30-20, then 1
Year Euro Swap Rate + 7.180%) (A)	7.625	04-30-20	EUR	400,000	518,683
Volkswagen Financial Services NV	2.750	10-02-20	GBP	50,000	70,154
Vonovia Finance BV	3.125	07-25-19	EUR	100,000	125,366
Guernsey, Channel Islands 0.2%					141,656
Credit Suisse Group Funding Guernsey, Ltd.	3.000	05-27-22	GBP	100,000	141,656
Ireland 0.6%					416,561
Bank of Ireland (7.375% to 6-18-20, then 5
Year Euro Swap Rate + 6.956%) (A)	7.375	06-18-20	EUR	200,000	265,859
ESB Finance DAC	6.500	03-05-20	GBP	100,000	150,702
Italy 1.3%					887,355
Autostrade per l’Italia SpA	6.250	06-09-22	GBP	100,000	161,968
Enel SpA	6.250	06-20-19	GBP	100,000	145,551
Intesa Sanpaolo SpA	5.250	01-28-22	GBP	150,000	229,480
Intesa Sanpaolo SpA (7.000% to 1-19-21,
then 5 Year Euro Swap Rate +
6.884%) (A)	7.000	01-19-21	EUR	210,000	277,602
Telecom Italia SpA	6.375	06-24-19	GBP	50,000	72,754
Jersey, Channel Islands 0.8%					555,527
AA Bond Company, Ltd.	2.875	07-31-43	GBP	100,000	136,168
CPUK Finance, Ltd.	2.666	02-28-42	GBP	100,000	138,556
Heathrow Funding, Ltd.	6.250	09-10-18	GBP	200,000	280,803
Mexico 0.1%					83,666
Petroleos Mexicanos	8.250	06-02-22	GBP	50,000	83,666
Netherlands 2.5%					1,731,219
ABN AMRO Bank NV	1.375	06-07-22	GBP	100,000	134,708
BMW Finance NV	1.875	06-29-20	GBP	200,000	275,501
Cooperatieve Rabobank UA	2.250	03-23-22	GBP	200,000	279,658
Daimler International Finance BV	3.500	06-06-19	GBP	100,000	140,026
Deutsche Telekom International Finance BV	7.375	12-04-19	GBP	200,000	303,450
E.ON International Finance BV	6.000	10-30-19	GBP	100,000	147,597
Innogy Finance BV	6.500	04-20-21	GBP	200,000	315,360
Volkswagen Financial Services NV	1.750	09-12-22	GBP	100,000	134,919
Spain 0.4%					284,378
Telefonica Emisiones SAU	5.375	02-02-18	GBP	100,000	136,224
Telefonica Emisiones SAU	5.597	03-12-20	GBP	100,000	148,154
Sweden 0.4%					276,233
Nordea Bank AB	2.125	11-13-19	GBP	200,000	276,233
Switzerland 0.9%					619,756
Glencore Finance Europe, Ltd.	6.500	02-27-19	GBP	50,000	71,918
UBS AG	6.625	04-11-18	GBP	200,000	276,080

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND 13

	Rate (%)	Maturity date		Par value^	Value
Switzerland (continued)
UBS Group AG (5.750% to 2-19-22, then 5
Year Euro Swap Rate + 5.287%) (A)	5.750	02-19-22	EUR	200,000	$271,758
United Kingdom 13.6%					9,313,543
Anglian Water Services Financing PLC	5.837	07-30-22	GBP	100,000	161,802
Arqiva Financing PLC	4.040	06-30-35	GBP	100,000	142,388
Bank of Scotland PLC	9.375	05-15-21	GBP	250,000	422,089
Barclays Bank PLC	4.250	01-12-22	GBP	100,000	152,033
Barclays Bank PLC	10.000	05-21-21	GBP	50,000	84,849
Barclays PLC	3.125	01-17-24	GBP	100,000	140,159
BAT International Finance PLC	6.375	12-12-19	GBP	200,000	297,921
BUPA Finance PLC	3.375	06-17-21	GBP	200,000	287,259
Cadent Finance PLC	1.125	09-22-21	GBP	200,000	267,597
Centrica PLC	6.375	03-10-22	GBP	50,000	80,614
Centrica PLC	7.000	09-19-18	GBP	100,000	141,487
Close Brothers Finance PLC	3.875	06-27-21	GBP	200,000	290,785
Coventry Building Society	5.875	09-28-22	GBP	200,000	321,695
Credit Agricole SA	5.500	12-17-21	GBP	100,000	157,271
Eversholt Funding PLC	5.831	12-02-20	GBP	200,000	304,660
Experian Finance PLC	4.750	11-23-18	GBP	200,000	280,168
FCE Bank PLC	2.625	11-20-18	GBP	200,000	274,294
Firstgroup PLC	8.125	09-19-18	GBP	200,000	285,097
Friends Life Holdings PLC	8.250	04-21-22	GBP	100,000	172,011
HSBC Holdings PLC (4.750% to 7-4-29, then
5 Year Euro Swap Rate + 3.844%) (A)	4.750	07-04-29	EUR	230,000	291,563
Imperial Brands Finance PLC	7.750	06-24-19	GBP	200,000	297,362
Lendlease Europe Finance PLC	6.125	10-12-21	GBP	200,000	310,546
London Stock Exchange Group PLC	9.125	10-18-19	GBP	200,000	309,904
Marks & Spencer PLC	6.125	12-02-19	GBP	50,000	73,823
Motability Operations Group PLC	6.625	12-10-19	GBP	100,000	150,466
National Express Group PLC	6.625	06-17-20	GBP	150,000	228,495
National Westminster Bank PLC	6.500	09-07-21	GBP	50,000	78,389
Nationwide Building Society	2.250	04-29-22	GBP	100,000	140,007
Nationwide Building Society	6.750	07-22-20	EUR	100,000	139,039
Nationwide Building Society (6.875% to
6-20-19, then 5 Year British Pound Swap
Rate + 4.880%) (A)	6.875	06-20-19	GBP	100,000	141,832
Northern Gas Networks Finance PLC	5.875	07-08-19	GBP	200,000	290,617
Prudential PLC	1.375	01-19-18	GBP	200,000	270,709
Santander UK PLC	1.875	02-17-20	GBP	200,000	274,825
Severn Trent Utilities Finance PLC	6.000	01-22-18	GBP	100,000	136,166
Sky PLC	2.875	11-24-20	GBP	100,000	141,127
Southern Gas Networks PLC	4.875	12-21-20	GBP	100,000	149,530
Southern Gas Networks PLC	5.125	11-02-18	GBP	100,000	140,218
SSE PLC	5.000	10-01-18	GBP	100,000	139,638
The Great Rolling Stock Company, Ltd.	6.250	07-27-20	GBP	200,000	302,969

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND 14

	Rate (%)	Maturity date		Par value^	Value
United Kingdom (continued)
The Royal Bank of Scotland Group PLC
(7.500% to 8-10-20, then 5 Year
U.S. Swap Rate + 5.800%) (A)	7.500	08-10-20		200,000	$211,950
The Royal Bank of Scotland Group PLC
(8.625% to 8-15-21, then 5 Year
U.S. Swap Rate + 7.598%) (A)	8.625	08-15-21		290,000	326,975
The Royal Bank of Scotland PLC	6.625	09-17-18	GBP	200,000	282,117
The Unique Pub Finance Company PLC	6.542	03-30-21	GBP	52,640	76,620
Vodafone Group PLC	8.125	11-26-18	GBP	100,000	144,477
United States 2.7%					1,819,760
Bank of America Corp.	6.125	09-15-21	GBP	150,000	236,186
Bank of America Corp.	7.750	04-30-18	GBP	100,000	138,983
Citigroup, Inc.	5.125	12-12-18	GBP	200,000	281,155
General Electric Company	6.250	09-29-20	GBP	200,000	307,527
HSBC Finance Corp.	6.250	08-19-19	GBP	100,000	146,940
JPMorgan Chase & Co.	1.875	02-10-20	GBP	100,000	137,443
MetLife, Inc.	5.250	06-29-20	GBP	200,000	297,842
National Grid North America, Inc.	1.875	08-06-18	GBP	100,000	135,923
Wells Fargo & Company	2.125	04-22-22	GBP	100,000	137,761

		Contracts/Notional amount			Value
Purchased options 2.2%					$1,492,807
(Cost $1,494,884)
Calls 1.1%					723,894
Over the Counter Option on 10 Year Interest Rate Swap. Receive a fixed rate of
2.700% and pay a floating rate based on 3-month LIBOR (Expiration
Date: 9-27-27; Strike Rate: 2.700%; Counterparty: UBS AG) (B)(C)				7,670,000	723,894
Puts 1.1%					768,913
Over the Counter Option on 10 Year Interest Rate Swap. Pay a fixed rate of
2.700% and receive a floating rate based on 3-month LIBOR (Expiration
Date: 9-27-27; Strike Rate: 2.700%; Counterparty: UBS AG) (B)(C)				7,670,000	768,913

	Yield* (%)	Maturity date		Par value^	Value
Short-term investments 62.5%					$42,705,687
(Cost $42,706,472)
Certificate of deposit 14.6%					9,991,402
Abbey National Treasury Services PLC	1.300	01-05-18		1,000,000	1,000,020
ABN AMRO Bank NV	1.816	02-02-18		1,000,000	997,454
Bank of Montreal	1.270	12-15-17		1,000,000	999,931
Barclays PLC	1.220	12-18-17		1,000,000	999,960
Credit Suisse First Boston	1.548	04-27-18		1,000,000	993,920
Danske Bank A/S	1.420	02-01-18		1,000,000	1,000,470
First Abu Dhabi Bank PJSC	1.420	02-12-18		1,000,000	999,762
ING Bank NV	1.400	02-20-18		1,000,000	999,793
Sumitomo Mitsui Financial Group, Inc.	1.310	12-21-17		1,000,000	1,000,180
The Toronto-Dominion Bank	1.400	01-16-18		1,000,000	999,912

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND 15

	Yield* (%)	Maturity date	Par value^	Value
Commercial paper 11.7%				$7,981,285
Agence Centrale Organismes	1.455	02-05-18	1,000,000	997,168
Bank Nederlandse Gemeenten	1.258	12-18-17	1,000,000	999,351
Dekabank Deutsche Girozentrale	1.544	02-09-18	1,000,000	996,960
European Investment Bank	1.196	01-08-18	1,000,000	998,811
Nationwide Building Society	1.430	02-14-18	1,000,000	997,000
Pohjola Bank PLC	1.544	01-31-18	1,000,000	997,379
Societe Nationale des Chemins de
fer Francais	1.405	01-29-18	1,000,000	997,498
UBS Group AG	1.516	02-20-18	1,000,000	997,118
Time deposits 13.6%				9,300,758
BNP Paribas SA	1.170	12-01-17	1,686,869	1,686,869
Credit Agricole SA	1.100	12-01-17	1,215,438	1,215,438
DBS Bank, Ltd.	1.350	12-13-17	1,001,173	1,001,173
DZ Bank AG	1.170	12-01-17	2,603,728	2,603,728
KBC Bank NV	1.170	12-01-17	1,792,988	1,792,988
Natixis SA	1.190	12-01-17	1,000,562	1,000,562
U.S. Government 19.7%				13,468,782
U.S. Treasury Bill	1.028	01-25-18	2,500,000	2,495,655
U.S. Treasury Bill	1.067	01-18-18	4,500,000	4,493,265
U.S. Treasury Bill (D)	1.135	03-01-18	2,500,000	2,492,195
U.S. Treasury Bill	1.250	02-15-18	2,000,000	1,994,976
U.S. Treasury Bill	1.275	03-15-18	2,000,000	1,992,691

		Yield (%)	Shares	Value
Money market funds 2.9%				1,963,460
Federated Government Obligations Fund, Institutional Class		0.9314(E)	1,963,460	1,963,460
Total investments (Cost $66,991,560) 99.7%				$68,143,035
Other assets and liabilities, net 0.3%				197,513
Total net assets 100.0%				$68,340,548
The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(B)	Non-income producing security.
(C)	For this type of option, notional amounts are equivalent to number of contracts.
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(E)	The rate shown is the annualized seven-day yield as of 11-30-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND 16

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
German Euro-BUND Futures	62	Long	Dec 2017	$11,960,650	$12,007,998	$47,348
Long Gilt Futures	47	Long	Mar 2018	7,897,919	7,856,322	(41,597)
Euro- BOBL Futures	152	Short	Dec 2017	(23,806,482)	(23,792,516)	13,966
Euro BUXL 30 Year Futures	7	Short	Dec 2017	(1,379,904)	(1,392,568)	(12,664)
						$7,053

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
ARS	2,190,000	USD	119,476	Citigroup	1/17/2018	$3,682	—
ARS	3,800,000	USD	202,667	Citigroup	3/20/2018	3,293	—
AUD	64,000	USD	49,076	Goldman Sachs	3/9/2018	—	$(690)
BRL	3,265,000	USD	986,971	Goldman Sachs	3/20/2018	—	(1,188)
CHF	1,210,000	USD	1,217,470	Citigroup	1/29/2018	18,559	—
COP	855,500,000	USD	287,587	Deutsche Bank	1/17/2018	—	(5,164)
COP	1,312,000,000	USD	431,295	Deutsche Bank	3/20/2018	58	—
CZK	4,309,000	USD	199,539	BNP Paribas SA	3/20/2018	3,046	—
EUR	226,000	USD	266,654	JPMorgan Chase	3/9/2018	3,989	—
GBP	280,219	USD	370,187	JPMorgan Chase	1/16/2018	9,460	—
GBP	264,000	USD	346,809	JPMorgan Chase	3/9/2018	11,423	—
HUF	147,150,000	USD	556,034	BNP Paribas SA	3/20/2018	7,093	—
IDR	18,460,000,000	USD	1,351,490	Merrill Lynch	3/20/2018	—	(569)
INR	221,600,000	USD	3,372,753	BNP Paribas SA	1/29/2018	42,550	—
INR	32,140,000	USD	489,126	Merrill Lynch	3/20/2018	3,290	—
JPY	250,348,992	CAD	2,768,000	BNP Paribas SA	1/9/2018	82,570	—
JPY	231,000,000	USD	2,035,094	Societe Generale	2/13/2018	25,761	—
MXN	4,040,000	USD	214,046	Citigroup	1/17/2018	994	—
MXN	15,365,000	USD	792,071	Merrill Lynch	3/20/2018	17,265	—
MYR	1,664,000	USD	403,590	Citigroup	3/20/2018	1,727	—
PEN	447,000	USD	136,347	HSBC	1/17/2018	1,690	—
PEN	680,000	USD	209,102	HSBC	3/20/2018	382	—
RON	1,803,500	USD	454,092	BNP Paribas SA	3/20/2018	6,714	—
RUB	37,110,000	USD	613,312	JPMorgan Chase	3/20/2018	11,815	—
SEK	17,400,000	EUR	1,759,113	Deutsche Bank	3/22/2018	—	(13,788)
SEK	17,400,000	EUR	1,759,969	Morgan Stanley	3/22/2018	—	(14,813)
THB	3,570,000	USD	109,476	HSBC	3/20/2018	37	—
THB	22,670,000	USD	695,612	Merrill Lynch	3/20/2018	—	(195)
TRY	1,729,500	USD	420,281	BNP Paribas SA	3/20/2018	6,577	—
USD	3,388,366	CHF	3,280,000	Goldman Sachs	1/29/2018	37,808	—
USD	269,183	EUR	228,125	Citigroup	1/16/2018	—	(3,180)
USD	692,950	EUR	585,000	Deutsche Bank	1/17/2018	—	(5,535)

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND 17

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
USD	2,666,175	EUR	2,274,746	Merrill Lynch	3/9/2018	—	$(57,906)
USD	2,562,711	EUR	2,169,900	BNP Paribas SA	3/20/2018	—	(37,657)
USD	15,908,974	GBP	12,097,474	BNP Paribas SA	1/16/2018	—	(480,969)
USD	3,593,977	GBP	2,710,794	Citigroup	1/16/2018	—	(78,670)
USD	149,242	GBP	110,671	HSBC	1/16/2018	—	(698)
USD	416,480	GBP	312,613	Morgan Stanley	1/16/2018	—	(7,056)
USD	619,219	GBP	469,000	Merrill Lynch	3/9/2018	—	(17,185)
USD	1,328,104	INR	87,200,000	BNP Paribas SA	1/29/2018	—	(15,824)
USD	90,462	JPY	10,200,000	Citigroup	3/9/2018	—	(645)
USD	3,308,305	JPY	369,880,000	Morgan Stanley	3/20/2018	$2,383	—
USD	2,084,456	KRW	2,320,000,000	HSBC	2/13/2018	—	(48,334)
ZAR	11,760,000	USD	816,805	Deutsche Bank	3/20/2018	26,043	—
						$328,209	$(790,066)

SWAPS

Interest rate swaps

								Unamortized
								upfront
					Fixed	Floating		payment	Unrealized
Counterparty (OTC)/	Notional		Payments	Payments	payment	payment	Maturity	paid	appreciation
Centrally cleared	amount	Currency	made	received	frequency	frequency	date	(received)	(depreciation)	Value
Centrally cleared	2,550,000	GBP	Fixed 0.807%	6 month GBP LIBOR	Semi-Annual	Semi-Annual	Sep 2019	—	$(1,128)	$(1,128)
Centrally cleared	11,200,000	GBP	Fixed 0.829%	6 month GBP LIBOR	Semi-Annual	Semi-Annual	Sep 2019	—	(9,109)	(9,109)
Centrally cleared	62,800,000	CAD	3 month CAD CDOR	Fixed 1.915%	Semi-Annual	Semi-Annual	Oct 2019	—	175,182	175,182
Centrally cleared	390,000,000	SEK	Fixed -0.153%	3 month SEK STIBOR	Annual	Quarterly	Oct 2019	—	(115,147)	(115,147)
Centrally cleared	107,000,000	USD	3 month USD LIBOR	Fixed 2.008%	Semi-Annual	Quarterly	Oct 2019	—	(140,480)	(140,480)
Centrally cleared	36,300,000	USD	Fixed 2.008%	3 month USD LIBOR	Semi-Annual	Quarterly	Oct 2019	$20,250	27,408	47,658
Centrally cleared	6,950,000	GBP	Fixed 0.828%	6 month GBP LIBOR	Semi-Annual	Semi-Annual	Nov 2019	63	5,708	5,771
Centrally cleared	21,500,000	AUD	6 month AUD BBSW	Fixed 2.400%	Semi-Annual	Semi-Annual	Jun 2021	—	7,777	7,777
Centrally cleared	16,750,000	AUD	Fixed 2.400%	6 month AUD BBSW	Semi-Annual	Semi-Annual	Jun 2021	100,414	(106,473)	(6,059)
Centrally cleared	18,400,000	AUD	6 month AUD BBSW	Fixed 2.538%	Semi-Annual	Semi-Annual	Aug 2021	—	35,446	35,446
Centrally cleared	36,700,000	USD	Fixed 2.314%	3 month USD LIBOR	Semi-Annual	Quarterly	Oct 2022	—	44,374	44,374
Centrally cleared	12,380,000	USD	3 month USD LIBOR	Fixed 2.314%	Semi-Annual	Quarterly	Oct 2022	22,750	(37,719)	(14,969)
Centrally cleared	4,290,000	EUR	Fixed 0.723%	6 month EUR EURIBOR	Annual	Semi-Annual	Feb 2027	—	(16,129)	(16,129)
Centrally cleared	793,000	EUR	6 month EUR EURIBOR	Fixed 0.723%	Annual	Semi-Annual	Feb 2027	(8,050)	11,031	2,981
Centrally cleared	4,850,000	EUR	Fixed 0.913%	6 month EUR EURIBOR	Annual	Semi-Annual	Jul 2027	—	(87,460)	(87,460)
Centrally cleared	11,820,000	CAD	Fixed 2.400%	3 month CAD CDOR	Semi-Annual	Semi-Annual	Oct 2027	—	(158,660)	(158,660)
Centrally cleared	74,050,000	SEK	3 month SEK STIBOR	Fixed 1.268%	Annual	Quarterly	Oct 2027	—	150,969	150,969
Centrally cleared	11,000,000	GBP	Fixed 1.635%	6 month GBP LIBOR	Semi-Annual	Semi-Annual	Nov 2027	—	27,009	27,009
Centrally cleared	15,800,000	USD	3 month USD LIBOR	Fixed 2.586%	Semi-Annual	Quarterly	Nov 2027	—	(37,911)	(37,911)
Centrally cleared	800,000,000	JPY	6 month JPY LIBOR	Fixed -0.010%	Semi-Annual	Semi-Annual	Jul 2028	—	(252,054)	(252,054)
Centrally cleared	650,000,000	JPY	Fixed -0.010%	6 month JPY LIBOR	Semi-Annual	Semi-Annual	Jul 2028	233,131	(28,337)	204,794
Centrally cleared	45,600,000	JPY	6 month JPY LIBOR	Fixed 0.090%	Semi-Annual	Semi-Annual	Jul 2028	—	(10,450)	(10,450)
Centrally cleared	270,000,000	JPY	6 month JPY LIBOR	Fixed 0.175%	Semi-Annual	Semi-Annual	Aug 2028	—	(42,550)	(42,550)
Centrally cleared	511,000,000	JPY	6 month JPY LIBOR	Fixed 0.158%	Semi-Annual	Semi-Annual	Oct 2028	—	(93,222)	(93,222)

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND 18

Interest rate swaps (continued)

								Unamortized
								upfront
					Fixed	Floating		payment	Unrealized
Counterparty (OTC)/	Notional		Payments	Payments	payment	payment	Maturity	paid	appreciation
Centrally cleared	amount	Currency	made	received	frequency	frequency	date	(received)	(depreciation)	Value
Centrally cleared	99,600,000	JPY	6 month JPY LIBOR	Fixed 0.210%	Semi-Annual	Semi-Annual	Nov 2028	—	$(14,144)	$(14,144)
Centrally cleared	145,000,000	JPY	6 month JPY LIBOR	Fixed 0.313%	Semi-Annual	Semi-Annual	Dec 2028	—	(8,349)	(8,349)
Centrally cleared	400,000,000	JPY	Fixed 0.185%	6 month JPY LIBOR	Semi-Annual	Semi-Annual	Jul 2038	—	407,713	407,713
Centrally cleared	325,000,000	JPY	6 month JPY LIBOR	Fixed 0.185%	Semi-Annual	Semi-Annual	Jul 2038	$(351,896)	20,629	(331,267)
Centrally cleared	29,900,000	JPY	Fixed 0.359%	6 month JPY LIBOR	Semi-Annual	Semi-Annual	Jul 2038	—	21,673	21,673
Centrally cleared	142,000,000	JPY	Fixed 0.470%	6 month JPY LIBOR	Semi-Annual	Semi-Annual	Aug 2038	—	76,602	76,602
Centrally cleared	257,000,000	JPY	Fixed 0.435%	6 month JPY LIBOR	Semi-Annual	Semi-Annual	Oct 2038	—	158,113	158,113
Centrally cleared	57,300,000	JPY	Fixed 0.533%	6 month JPY LIBOR	Semi-Annual	Semi-Annual	Nov 2038	—	26,244	26,244
Centrally cleared	83,500,000	JPY	Fixed 0.668%	6 month JPY LIBOR	Semi-Annual	Semi-Annual	Dec 2038	—	19,739	19,739
Centrally cleared	1,170,000	EUR	Fixed 1.579%	6 month EUR EURIBOR	Annual	Semi-Annual	Sep 2047	—	(29,729)	(29,729)
Centrally cleared	2,300,000	USD	Fixed 2.700%	3 month USD LIBOR	Semi-Annual	Quarterly	Sep 2047	—	13,481	13,481
Centrally cleared	3,610,000	EUR	Fixed 1.595%	6 month EUR EURIBOR	Annual	Semi-Annual	Oct 2047	—	(106,308)	(106,308)
Centrally cleared	2,480,000	EUR	6 month EUR EURIBOR	Fixed 1.595%	Annual	Semi-Annual	Oct 2047	76,951	(3,920)	73,031
Centrally cleared	4,690,000	GBP	Fixed 1.295%	6 month GBP LIBOR	Semi-Annual	Semi-Annual	Sep 2067	—	(69,701)	(69,701)
								$93,613	$(139,882)	$(46,269)

Credit default swaps - Buyer

								Unamortized
								upfront
				USD	Pay	Fixed		payment	Unrealized
Counterparty (OTC)/	Reference	Notional		notional	fixed	payment	Maturity	paid	appreciation
Centrally cleared	obligation	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
Centrally cleared	ITRAXX EUROPE S28.V1 5Y	1,800,000	EUR	$2,122,642	5.000%	Quarterly	Dec 2022	(252,449)	$(36,983)	$(289,432)
Centrally cleared	ITRAXX EUROPE S28.V1 10Y	2,950,000	EUR	3,485,556	1.000%	Quarterly	Dec 2027	(5,347)	(48,112)	(53,459)
Centrally cleared	ITRAXX EUROPE S28.V1 10Y	1,750,000	EUR	2,041,983	1.000%	Quarterly	Dec 2027	(19,686)	(12,027)	(31,713)
				$7,650,181				$(277,482)	$(97,122)	$(374,604)

Credit default swaps - Seller

									Unamortized
		Implied			USD		Fixed		upfront	Unrealized
Counterparty (OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
	CDX.NA.HY
Centrally cleared	S29.V1 5Y	3.178%	3,500,000	USD	$3,500,000	5.000%	Quarterly	Dec 2022	$258,063	$53,228	$311,291
	ITRAXX.EUROPE
Centrally cleared	S28.V1 5Y	2.529%	2,380,000	EUR	2,830,637	5.000%	Quarterly	Dec 2022	$317,951	64,743	382,694
	ITRAXX.EUROPE
Centrally cleared	S28.V1 10Y	0.985%	4,700,000	EUR	5,589,914	1.000%	Quarterly	Dec 2027	35,740	49,431	85,171
					$11,920,551				$611,754	$167,402	$779,156

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND 19

Inflation swaps

									Unamortized
									upfront
			USD			Fixed	Floating		payment	Unrealized
Counterparty (OTC)/	Notional		notional	Payments	Payments	payment	payment	Maturity	paid	appreciation
Centrally cleared	amount	Currency	amount	made	received	frequency	frequency	date	(received)	(depreciation)	Value
					GBP -
Barclays PLC	5,740,000	GBP	$7,164,075	Fixed 3.650%	Non-Revised RPI	At maturity	At maturity	Feb 2020	—	$(40,389)	$(40,389)
				GBP -
Barclays PLC	5,740,000	GBP	7,164,075	Non-Revised RPI	Fixed 3.620%	At maturity	At maturity	Feb 2023	—	118,006	118,006
					USD -
Citibank N.A.	294,000	USD	294,000	Fixed 1.915%	Non-Revised CPI	At maturity	At maturity	Mar 2046	—	25,303	25,303
					GBP -
Morgan Stanley	7,097,561	GBP	8,984,482	Fixed 3.640%	Non-Revised RPI	At maturity	At maturity	Feb 2020	—	(46,900)	(46,900)
					GBP -
Morgan Stanley	7,097,561	GBP	8,984,482	Fixed 3.640%	Non-Revised RPI	At maturity	At maturity	Feb 2020	—	(46,900)	(46,900)
					GBP -
Morgan Stanley	2,709,756	GBP	3,430,158	Fixed 3.640%	Non-Revised RPI	At maturity	At maturity	Feb 2020	—	(17,906)	(17,906)
				USD -
Morgan Stanley	9,900,000	USD	9,900,000	Non-Revised CPI	Fixed 1.560%	At maturity	At maturity	Mar 2021	—	(218,244)	(218,244)
				USD -
Morgan Stanley	100,000	USD	100,000	Non-Revised CPI	Fixed 1.665%	At maturity	At maturity	Jun 2021	—	(2,096)	(2,096)
					GBP -
Morgan Stanley	7,750,000	GBP	10,322,598	Fixed 3.433%	Non-Revised RPI	At maturity	At maturity	Nov 2022	—	(54,242)	(54,242)
				USD -
Morgan Stanley	13,900,000	USD	13,900,000	Non-Revised CPI	Fixed 2.020%	At maturity	At maturity	Nov 2022	—	(12,081)	(12,081)
				GBP -
Morgan Stanley	2,000,000	GBP	2,531,710	Non-Revised RPI	Fixed 3.625%	At maturity	At maturity	Feb 2023	—	42,039	42,039
				GBP -
Morgan Stanley	7,097,561	GBP	8,984,482	Non-Revised RPI	Fixed 3.628%	At maturity	At maturity	Feb 2023	—	150,822	150,822
				GBP -
Morgan Stanley	7,807,317	GBP	9,882,930	Non-Revised RPI	Fixed 3.638%	At maturity	At maturity	Feb 2023	—	173,103	173,103
				EUR - Ex Tobacco
Morgan Stanley	795,000	EUR	841,270	Non-Revised CPI	Fixed 1.490%	At maturity	At maturity	Feb 2027	—	(42)	(42)
				EUR - Ex Tobacco
Morgan Stanley	4,280,000	EUR	4,929,683	Non-Revised CPI	Fixed 1.383%	At maturity	At maturity	Jul 2027	—	(59,612)	(59,612)
				GBP -
Morgan Stanley	7,750,000	GBP	10,322,598	Non-Revised RPI	Fixed 3.423%	At maturity	At maturity	Nov 2027	—	56,636	56,636
					USD -
Morgan Stanley	13,900,000	USD	13,900,000	Fixed 2.149%	Non-Revised CPI	At maturity	At maturity	Nov 2027	—	32,953	32,953
					USD -
Morgan Stanley	640,000	USD	640,000	Fixed 1.960%	Non-Revised CPI	At maturity	At maturity	Jun 2046	—	49,877	49,877
					USD -
Morgan Stanley	1,920,000	USD	1,920,000	Fixed 1.973%	Non-Revised CPI	At maturity	At maturity	Sep 2046	—	137,131	137,131
				EUR - Ex Tobacco
Morgan Stanley	875,000	EUR	1,045,138	Non-Revised CPI	Fixed 1.871%	At maturity	At maturity	Sep 2047	—	(26,898)	(26,898)
				EUR - Ex Tobacco
Morgan Stanley	840,000	EUR	983,261	Non-Revised CPI	Fixed 1.895%	At maturity	At maturity	Oct 2047	—	(18,274)	(18,274)
				EUR - Ex Tobacco
UBS AG	2,390,000	EUR	2,580,241	Non-Revised CPI	Fixed 1.370%	At maturity	At maturity	Mar 2027	—	(29,978)	(29,978)
					USD -
UBS AG	3,790,000	USD	3,790,000	Fixed 2.155%	Non-Revised CPI	At maturity	At maturity	Nov 2027	—	9,771	9,771

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND 20

Inflation swaps (continued)

									Unamortized
									upfront
			USD			Fixed	Floating		payment	Unrealized
Counterparty (OTC)/	Notional		notional	Payments	Payments	payment	payment	Maturity	paid	appreciation
Centrally cleared	amount	Currency	amount	made	received	frequency	frequency	date	(received)	(depreciation)	Value
					USD -
UBS AG	648,000	USD	$648,000	Fixed 2.365%	Non-Revised CPI	At maturity	At maturity	Dec 2046	—	$(26,467)	$(26,467)
			$133,243,183						—	$195,612	$195,612
Derivatives currency abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Bhat
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand
Derivatives abbreviations
BBSW	Bank Bill Swap Rate
CDOR	Canadian Dollar Offered Rate
CPI	Consumer Price Index
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
RPI	Retail Price Index
STIBOR	Stockholm Interbank Offered Rate

At 11-30-17, the aggregate cost of investments for federal income tax purposes was $67,897,749. Net unrealized appreciation aggregated to $344,377, of which $905,771 related to gross unrealized appreciation and $561,394 related to gross unrealized depreciation.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND 21

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-17 (unaudited)

Assets
Investments, at value (Cost $66,991,560)	$68,143,035
Foreign currency, at value (Cost $4,643)	4,643
Cash held at broker for futures contracts	246,532
Receivable for investments sold	697
Unrealized appreciation on forward foreign currency contracts	328,209
Interest receivable	450,906
Swap contracts, at value	795,641
Receivable for futures variation margin	7,053
Receivable due from advisor	4,602
Other receivables and prepaid expenses	38,330
Total assets	70,019,648
Liabilities
Payable for investments purchased	147,276
Unrealized depreciation on forward foreign currency contracts	790,066
Payable for fund shares repurchased	7,057
Swap contracts, at value	600,029
Payable for centrally cleared swaps	3,375
Payable to affiliates
Accounting and legal services fees	1,390
Transfer agent fees	319
Trustees' fees	41
Other liabilities and accrued expenses	129,547
Total liabilities	1,679,100
Net assets	$68,340,548
Net assets consist of
Paid-in capital	$74,107,305
Accumulated distributions in excess of net investment income	(3,713,907)
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions and swap agreements	(2,885,020)
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and swap agreements	832,170
Net assets	$68,340,548

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       22

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($739,348 ÷ 79,785 shares)[1]	$9.27
Class C ($307,765 ÷ 33,332 shares)[1]	$9.23
Class I ($2,234,194 ÷ 240,227 shares)	$9.30
Class R6 ($93,073 ÷ 10,000 shares)	$9.31
Class NAV ($64,966,168 ÷ 6,979,554 shares)	$9.31
Maximum offering price per share
Class A (net assets value per share ÷ 97%)[2]	$9.56

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       23

STATEMENT OF OPERATIONS   For the six months ended 11-30-17 (unaudited)

Investment income
Interest	$602,672
Total investment income	602,672
Expenses
Investment management fees	293,839
Distribution and service fees	2,905
Accounting and legal services fees	8,125
Transfer agent fees	1,981
Trustees' fees	1,000
State registration fees	31,134
Printing and postage	14,215
Professional fees	60,942
Custodian fees	38,648
Other	6,402
Total expenses	459,191
Less expense reductions	(184,602)
Net expenses	274,589
Net investment income	328,083
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	136,279
Futures contracts	(508,634)
Forward foreign currency contracts	(1,206,505)
Swap contracts	154,300
(1,424,560)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	691,207
Futures contracts	303,896
Forward foreign currency contracts	132,934
Swap contracts	(616,080)
511,957
Net realized and unrealized loss	(912,603)
Decrease in net assets from operations	($584,520)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       24

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-17	Year ended 5-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$328,083	$904,098
Net realized loss	(1,424,560)	(2,359,551)
Change in net unrealized appreciation (depreciation)	511,957	2,165,447
Increase (decrease) in net assets resulting from operations	(584,520)	709,994
Distributions to shareholders
From net investment income
Class A	—	(118,877)
Class C	—	(17,388)
Class I	—	(130,718)
Class R6	—	(4,900)
Class NAV	—	(5,076,170)
Total distributions	—	(5,348,053)
From fund share transactions	(470,761)	(33,877,963)
Total decrease	(1,055,281)	(38,516,022)
Net assets
Beginning of period	69,395,829	107,911,851
End of period	$68,340,548	$69,395,829
Accumulated distributions in excess of net investment income	($3,713,907)	($4,041,990)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       25

Financial highlights

Class A Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	5-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.36		$9.76	$9.80	$10.15	$10.00
Net investment income (loss)[3]	0.03		0.06	0.02	— [4]	(0.01)
Net realized and unrealized gain (loss) on investments	(0.12)		(0.01)	0.08	(0.11)	0.16
Total from investment operations	(0.09)		0.05	0.10	(0.11)	0.15
Less distributions
From net investment income	—		(0.45)	(0.13)	(0.24)	—
From net realized gain	—		—	(0.01)	—	—
Total distributions	—		(0.45)	(0.14)	(0.24)	—
Net asset value, end of period	$9.27		$9.36	$9.76	$9.80	$10.15
Total return (%)[5,6]	(0.96	) [7]	0.62	1.01	(1.07)	1.50	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$3	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.73	[8]	1.71	2.27	3.22	4.43	[8]
Expenses including reductions	1.14	[8]	1.14	1.26	1.50	1.50	[8]
Net investment income (loss)	0.58	[8]	0.58	0.20	(0.02)	(0.14	) [8]
Portfolio turnover (%)	42		196	116	95	134

[1]	Six months ended 11-30-17. Unaudited.
[2]	Period from 7-16-13 (commencement of operations) to 5-31-14.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       26

Class C Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$9.36		$9.76	$9.81	$10.15
Net investment loss[3]	(0.01)		(0.01)	(0.04)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.12)		(0.01)	0.05	(0.05)
Total from investment operations	(0.13)		(0.02)	0.01	(0.15)
Less distributions
From net investment income	—		(0.38)	(0.05)	(0.19)
From net realized gain	—		—	(0.01)	—
Total distributions	—		(0.38)	(0.06)	(0.19)
Net asset value, end of period	$9.23		$9.36	$9.76	$9.81
Total return (%)[4,5]	(1.39	) [6]	(0.16)	0.14	(1.42	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	— [7]	$1	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.43	[8]	2.41	3.51	12.31	[8]
Expenses including reductions	1.89	[8]	1.89	1.96	2.25	[8]
Net investment loss	(0.16	) [8]	(0.14)	(0.42)	(1.10	) [8]
Portfolio turnover (%)	42		196	116	95	[9]

[1]	Six months ended 11-30-17. Unaudited.
[2]	The inception date for Class C shares is 6-27-14.
[3]	Based on average daily shares outstanding.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       27

Class I Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	5-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.38		$9.78	$9.84	$10.18	$10.00
Net investment income[3]	0.04		0.08	0.08	0.04	0.01
Net realized and unrealized gain (loss) on investments	(0.12)		— [4]	0.03	(0.12)	0.17
Total from investment operations	(0.08)		0.08	0.11	(0.08)	0.18
Less distributions
From net investment income	—		(0.48)	(0.16)	(0.26)	—
From net realized gain	—		—	(0.01)	—	—
Total distributions	—		(0.48)	(0.17)	(0.26)	—
Net asset value, end of period	$9.30		$9.38	$9.78	$9.84	$10.18
Total return (%)[5]	(0.85	) [6]	0.87	1.12	(0.78)	1.80	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$3	$3	— [7]	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.42	[8]	1.40	1.64	2.14	3.25	[8]
Expenses including reductions	0.89	[8]	0.89	1.04	1.19	1.19	[8]
Net investment income	0.84	[8]	0.86	0.77	0.40	0.06	[8]
Portfolio turnover (%)	42		196	116	95	134

[1]	Six months ended 11-30-17. Unaudited.
[2]	Period from 7-16-13 (commencement of operations) to 5-31-14.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       28

Class R6 Shares Period ended	11-30-17	[1]	5-31-17		5-31-16	5-31-15	5-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.39		$9.79		$9.85	$10.18	$10.00
Net investment income[3]	0.04		0.09		0.09	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.12)		—	[4]	0.03	(0.09)	0.15
Total from investment operations	(0.08)		0.09		0.12	(0.07)	0.18
Less distributions
From net investment income	—		(0.49)		(0.17)	(0.26)	—
From net realized gain	—		—		(0.01)	—	—
Total distributions	—		(0.49)		(0.18)	(0.26)	—
Net asset value, end of period	$9.31		$9.39		$9.79	$9.85	$10.18
Total return (%)[5]	(0.85	) [6]	0.98		1.30	(0.62)	1.80	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]	— [7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	[8]	1.30		6.10	19.98	20.67	[8]
Expenses including reductions	0.79	[8]	0.78		0.95	1.09	1.10	[8]
Net investment income	0.95	[8]	0.99		0.91	0.24	0.34	[8]
Portfolio turnover (%)	42		196		116	95	134

[1]	Six months ended 11-30-17. Unaudited.
[2]	Period from 7-16-13 (commencement of operations) to 5-31-14.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       29

Class NAV Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	5-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.39		$9.79	$9.85	$10.18	$10.00
Net investment income[3]	0.05		0.09	0.09	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.13)		— [4]	0.03	(0.09)	0.15
Total from investment operations	(0.08)		0.09	0.12	(0.07)	0.18
Less distributions
From net investment income	—		(0.49)	(0.17)	(0.26)	—
From net realized gain	—		—	(0.01)	—	—
Total distributions	—		(0.49)	(0.18)	(0.26)	—
Net asset value, end of period	$9.31		$9.39	$9.79	$9.85	$10.18
Total return (%)[5]	(0.85	) [6]	0.98	1.30	(0.62)	1.80	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$65		$66	$101	$100	$101
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31	[7]	1.29	1.35	1.11	1.20	[7]
Expenses including reductions	0.78	[7]	0.78	0.95	1.09	1.10	[7]
Net investment income	0.96	[7]	0.96	0.91	0.24	0.35	[7]
Portfolio turnover (%)	42		196	116	95	134

[1]	Six months ended 11-30-17. Unaudited.
[2]	Period from 7-16-13 (commencement of operations) to 5-31-14.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Global Conservative Absolute Return Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term absolute return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

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factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of November 30, 2017, all investments are categorized as Level 2 under the hierarchy described above, except for futures and money market funds, which are categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       32

credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the six months ended November 30, 2017, the fund had no borrowings under either line of credit. Commitment fees for the six months ended November 30, 2017 were $1,891.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2017, the fund has a short-term capital loss carryforward of $1,189,526 and a long-term capital loss carryforward of $211,751 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, amortization and accretion on debt securities and derivative transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       33

the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and Payable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is

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recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended November 30, 2017, the fund used futures contracts to manage against anticipated interest rate changes, maintain diversity of the fund, manage duration of the fund and as a substitute for securities purchased. The fund held futures contracts with notional values ranging from $24.8 million to $45.0 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended November 30, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and maintain diversity of the fund. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $40.3 million to $60.6 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

During the six months ended November 30, 2017, the fund used purchased options contracts to manage duration of the fund, manage against anticipated interest rate changes and maintain diversity of the fund. The fund held purchased options contracts with market values ranging up to $15.3 million as measured at each quarter end.

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The

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value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the six months ended November 30, 2017, the fund used interest rate swap contracts to manage against anticipated interest rate changes, manage duration of the fund, maintain diversity of the fund and as a substitute for securities purchased. The fund held interest rate swaps with total USD notional amounts ranging from $406.2 million to $505.0 million, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit default swaps—Buyer

During the six months ended November 30, 2017, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging from $5.1 million to $15.4 million, as measured at each quarter end.

Credit default swaps—Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future

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payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

During the six months ended November 30, 2017, the fund used CDS as a Seller of protection to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $11.9 million to $27.1 million, as measured at each quarter end.

Inflation Swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

During the six months ended November 30, 2017, the fund used inflation swaps to manage against anticipated changes in inflation, manage inflation duration of the fund and maintain diversity of the fund. The fund held inflation swaps with total USD notional amounts ranging from $111.8 million to $133.2 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at November 30, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Interest rate	Investments, at value*	Purchased options	$1,492,807	—
Interest rate	Receivable/payable for futures	Futures†	61,314	($54,261)
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	328,209	(790,066)
Credit	Swap contracts, at value	Credit default swaps^	167,402	(97,122)
Interest rate	Swap contracts, at value	Interest rate swaps^	1,229,098	(1,368,980)
Interest rate	Swap contracts, at value	Inflation swaps^	795,641	(600,029)
			$4,074,471	($2,910,458)
* Purchased options are included in Fund's investment.
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
^ Reflects cumulative value of swap contracts. Payable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects certain fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$328,209	($790,066)
Inflation swaps	795,641	(600,029)
Purchased options	1,492,807	—
	$2,616,657	($1,390,095)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays	$77,617	—	—	$77,617
BNP Paribas	(385,900)	—	—	(385,900)

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Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Citibank N.A.	($28,937)	—	—	($28,937)
Deutsche Bank	1,614	—	—	1,614
Goldman Sachs	35,930	—	—	35,930
HSBC	(46,923)	—	—	(46,923)
JPMorgan Chase	36,687	—	—	36,687
Merrill Lynch	(55,300)	—	—	(55,300)
Morgan Stanley	119,880	$10,000	—	109,880
Societe Generale	25,761	—	—	25,761
UBS AG	1,446,133	1,200,034	—	246,099
Totals	$1,226,562	$1,210,034	—	$16,528

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts	Swap contracts	Forward foreign currency contracts	Total
Credit	—	$408,063	—	$408,063
Foreign currency	—	—	($1,206,505)	(1,206,505)
Interest rate	($508,634)	(253,763)	—	(762,397)
Total	($508,634)	$154,300	($1,206,505)	($1,560,839)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2017:

Statement of operations location - change in unrealized appreciation (depreciation) of:
Risk	Investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Credit	—	—	—	($98,964)	($98,964)
Foreign currency	—	—	$132,934	—	132,934
Interest rate	($2,077)	$303,896	—	(517,116)	(215,297)
Total	($2,077)	$303,896	$132,934	($616,080)	($181,327)
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

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Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: 0.850% of the first $500 million of the fund's average daily net assets; or, if net assets exceed $500 million, 0.750% of all the fund's average daily net assets. The Advisor has a subadvisory agreement with Standard Life Investments (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the the six months ended November 30, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.78% of average annual net assets of the fund on an annualized basis. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense.

The Advisor also contractually agreed to reduce its management fee or, if necessary, make payment to the applicable class in an amount equal to the amount by which expenses of Class A, Class C, and Class I shares, as applicable, exceed 1.14%, 1.89%, or 0.89%, respectively, of average net assets attributable to the applicable class on an annualized basis. For purposes of this agreement, "expenses of Class A, Class C, and Class I shares" means all class expenses (including fund expenses attributable to the class), excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, and short dividend expense. These agreements expire on September 30, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to October 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average annual net assets attributable to the class on an annualized basis.

For the six months ended November 30, 2017, expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$2,272	Class R6	$253
Class C	927	Class NAV	174,501
Class I	6,649	Total	$184,602

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2017 were equivalent to a net annual effective rate of 0.32% of the fund's average daily net assets.

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Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $288 for the six months ended November 30, 2017. Of this amount, $50 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $238 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2017, CDSCs received by the Distributor amounted to $54 for Class C shares. There were no CDSCs received for Class A shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended November 30, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,166	$434
Class C	1,739	194
Class I	—	1,347
Class R6	—	6
Total	$2,905	$1,981

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Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2017 and for the year ended May 31, 2017 were as follows:

		Six months ended 11-30-17		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	11,409	$106,811	22,084	$208,391
Distributions reinvested	—	—	12,852	118,877
Repurchased	(17,211)	(160,744)	(217,814)	(2,026,241)
Net decrease	(5,802)	($53,933)	(182,878)	($1,698,973)
Class C shares
Sold	—	—	10,244	$97,262
Distributions reinvested	—	—	1,872	17,388
Repurchased	(7,583)	(70,455)	(90,046)	(869,817)
Net decrease	(7,583)	($70,455)	(77,930)	($755,167)
Class I shares
Sold	10,177	$95,211	372,671	$3,561,878
Distributions reinvested	—	—	14,101	130,718
Repurchased	(48,217)	(449,537)	(377,486)	(3,592,589)
Net increase (decrease)	(38,040)	($354,326)	9,286	$100,007
Class NAV shares
Sold	34,014	$316,401	—	—
Distributions reinvested	—	—	547,591	5,076,170
Repurchased	(33,166)	(308,448)	(3,929,050)	(36,600,000)
Net increase (decrease)	848	$7,953	(3,381,459)	($31,523,830)
Total net decrease	(50,577)	($470,761)	(3,632,981)	($33,877,963)

There were no fund share transactions for the six months ended November 30,2017 and for the year ended May 31,2017 for Class R6 shares.

Affiliates of the fund owned 100% of Class R6 and Class NAV shares of the fund on November 30, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $9,565,543 and $4,940,416, respectively, for the six months ended November 30, 2017. Purchases and sales of U.S. Treasury obligations aggregated $1,522,544 and $8,828,399, respectively, for the six months ended November 30, 2017.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At November 30, 2017, funds within the John Hancock group of funds complex held 95.1% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Variable Insurance Trust Lifestyle Growth MVP	35.5%
John Hancock Variable Insurance Trust Lifestyle Balanced MVP	34.9%
John Hancock Variable Insurance Trust Lifestyle Moderate MVP	13.9%
John Hancock Variable Insurance Trust Lifestyle Conservative MVP	10.8%

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Standard Life Investments (Corporate Funds) Limited (the Subadvisor), for John Hancock Global Conservative Absolute Return Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services . Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance . In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one- and three-year periods ended December 31, 2016. The Board also noted that the fund underperformed its peer group average for the one- and three-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the one- and three-year periods. The Board also noted management's explanation of the impact of market conditions on the performance of the fund relative to its peer group and considered that management is closely monitoring the fund. The Board concluded that the fund's performance has generally been in line with or generally outperformed the historical performance of the fund's benchmark index.

Fees and expenses . The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor to the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits . In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
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(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale . In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

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(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services . With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation . In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

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In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees . The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance . As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or generally outperformed the historical performance of the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       49

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Conservative Absolute Return Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF418653	427SA 11/17 1/18

John Hancock

Global Short Duration Credit Fund

Semiannual report 11/30/17

A message to shareholders

Dear shareholder,

The divergent performance of bond markets over the latter half of 2017 highlights the need for a diversified approach to fixed income. Credit-sensitive sectors, including high-yield bonds and emerging-market debt, posted gains as investors grew increasingly optimistic about the economic outlook both in the United States and globally, particularly after the passage of sweeping tax reform in the U.S. Segments of the market more sensitive to interest-rate changes, meanwhile, posted muted gains or even losses, as was the case with certain U.S. Treasury securities. The pressures driving these markets could persist for some time: The U.S. Federal Reserve (Fed) continued to gradually normalize interest rates on the back of an improving economy, and that trend is expected to continue into 2018 under new Fed Chairman Jerome Powell.

Environments like these can be challenging for investors: The relative safety offered by high-quality bonds is often tested when rates rise, while the credit segments of the market can be more susceptible to economic volatility. Although there are no easy answers for income-seeking investors, your best resource, as always, is your financial advisor, who can help position your portfolio so that it is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the road.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Global Short Duration Credit Fund

2	Your fund at a glance
3	Portfolio summary
5	Your expenses
7	Fund's investments
19	Financial statements
22	Financial highlights
23	Notes to financial statements
31	Continuation of investment advisory and subadvisory agreements
37	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of current income and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/17 (%)

The Bloomberg Barclays Global High Yield Corporate 1-5 Year Index is an unmanaged index composed of U.S., European and emerging markets high yield corporate bonds with maturities in the one to five year range.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       2

Portfolio summary

PORTFOLIO COMPOSITION AS OF 11/30/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve additional risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       3

QUALITY COMPOSITION AS OF 11/30/17 (%)

SECTOR COMPOSITION AS OF 11/30/17 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       4

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2017, with the same investment held until November 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2017, with the same investment held until November 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       5

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 6-1-2017	Ending value on 11-30-2017	Expenses paid during period ended 11-30-2017[1]	Annualized expense ratio
Class NAV	Actual expenses/actual returns	1,000.00	1,021.40	$4.10	0.81%
	Hypothetical example for comparison purposes	1,000.00	1,021.00	4.10	0.81%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       6

Fund’s investments

AS OF 11-30-17 (unaudited)
	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 0.3%					$890,738
(Cost $988,540)
Argentina 0.1%					348,750
Provincia de Buenos Aires (A)	9.125	03-16-24		300,000	348,750
Mexico 0.2%					541,988
Government of Mexico	10.000	12-05-24	MXN	8,740,000	541,988
Corporate bonds 74.2%					$203,091,008
(Cost $201,212,195)
Argentina 0.8%					2,264,000
YPF SA (A)	8.500	03-23-21		2,000,000	2,264,000
Australia 2.6%					7,193,517
Australia & New Zealand Banking Group,
Ltd. (6.750% to 6-15-26, then 5 Year
U.S. ISDAFIX + 5.168%) (B)	6.750	06-15-26		1,700,000	1,935,875
FMG Resources August 2006 Pty, Ltd. (A)	4.750	05-15-22		1,750,000	1,778,420
FMG Resources August 2006 Pty, Ltd. (A)	5.125	05-15-24		950,000	974,938
Shandong Energy Australia Pty, Ltd.	4.550	07-26-20		1,200,000	1,205,346
Westpac Banking Corp. (5.000% to
9-21-27, then 5 Year U.S. ISDAFIX +
2.888%) (B)	5.000	09-21-27		1,300,000	1,298,938
Brazil 3.5%					9,675,338
Banco BTG Pactual SA (A)	5.750	09-28-22		1,920,000	1,922,400
Banco do Brasil SA (A)	5.375	01-15-21		1,600,000	1,652,800
Braskem Finance, Ltd. (A)	5.750	04-15-21		1,000,000	1,070,000
Cia de Saneamento Basico do Estado de
Sao Paulo (A)	6.250	12-16-20		1,000,000	1,020,500
Odebrecht Finance, Ltd. (A)	8.250	04-25-18	BRL	2,250,000	582,528
Odebrecht Offshore Drilling Finance,
Ltd. (A)(C)	6.750	10-01-23		826,900	287,348
Petrobras Global Finance BV	4.875	03-17-20		1,430,000	1,467,981
Vale Overseas, Ltd.	5.875	06-10-21		1,525,000	1,671,781
Canada 1.8%					4,929,651
First Quantum Minerals, Ltd. (A)	7.250	05-15-22		800,000	830,000
First Quantum Minerals, Ltd. (A)	7.500	04-01-25		600,000	636,750
goeasy, Ltd. (A)	7.875	11-01-22		1,590,000	1,663,538
Kronos Acquisition Holdings, Inc. (A)	9.000	08-15-23		805,000	756,700
NOVA Chemicals Corp. (A)	5.250	08-01-23		610,000	627,538
Tervita Escrow Corp. (A)	7.625	12-01-21		410,000	415,125
Cayman Islands 1.7%					4,537,259
Hilong Holding, Ltd.	7.250	06-22-20		600,000	592,217
WTT Investment, Ltd. (A)	5.500	11-21-22		1,100,000	1,115,113
Wynn Macau, Ltd. (A)	5.500	10-01-27		600,000	607,500

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND 7

	Rate (%)	Maturity date	Par value^	Value
Cayman Islands (continued)
Yuzhou Properties Company, Ltd.	6.000	01-25-22	2,200,000	$2,222,429
China 4.3%				11,705,559
BCP Singapore VI Cayman Financing
Company, Ltd. (A)	8.000	04-15-21	1,000,000	1,055,000
Chinalco Capital Holdings, Ltd.	4.000	08-25-21	1,200,000	1,188,662
Health and Happiness H&H International
Holdings, Ltd.	7.250	06-21-21	1,000,000	1,043,684
Health and Happiness H&H International
Holdings, Ltd. (A)	7.250	06-21-21	1,100,000	1,148,052
KWG Property Holding, Ltd.	8.975	01-14-19	1,000,000	1,026,673
Parkson Retail Group, Ltd.	4.500	05-03-18	2,000,000	1,970,462
Times Property Holdings, Ltd.	11.450	03-05-20	1,400,000	1,496,011
West China Cement, Ltd.	6.500	09-11-19	2,700,000	2,777,015
Colombia 0.7%				2,056,260
Transportadora de Gas Internacional SA
ESP (A)	5.700	03-20-22	2,000,000	2,056,260
Costa Rica 0.6%				1,629,750
Instituto Costarricense de Electricidad (A)	6.950	11-10-21	1,500,000	1,629,750
France 0.5%				1,410,750
SFR Group SA (A)	6.250	05-15-24	1,425,000	1,410,750
Guatemala 0.6%				1,557,135
Comunicaciones Celulares SA (A)	6.875	02-06-24	1,500,000	1,557,135
Hong Kong 2.5%				6,754,288
HeSteel Hong Kong Company, Ltd.	4.250	04-07-20	2,800,000	2,804,584
RKI Overseas Finance 2016 A, Ltd.	5.000	08-09-19	500,000	501,128
Weichai International Hong Kong Energy
Group Company, Ltd. (3.750% to
9-14-22, then 5 Year CMT +
6.084%) (B)	3.750	09-14-22	1,000,000	982,576
Zoomlion HK SPV Company, Ltd.	6.125	12-20-22	2,400,000	2,466,000
India 2.1%				5,743,896
GMR Hyderabad International Airport,
Ltd. (A)	4.250	10-27-27	800,000	784,797
HPCL-Mittal Energy, Ltd.	5.250	04-28-27	1,500,000	1,553,549
JSW Steel, Ltd.	4.750	11-12-19	2,500,000	2,545,550
Vedanta Resources PLC	7.125	05-31-23	800,000	860,000
Indonesia 2.6%				7,047,124
ABM Investama Tbk PT (A)	7.125	08-01-22	3,200,000	3,310,131
Bukit Makmur Mandiri Utama PT	7.750	02-13-22	450,000	482,000
Bukit Makmur Mandiri Utama PT (A)	7.750	02-13-22	1,700,000	1,820,890
Pertamina Persero PT	6.450	05-30-44	1,200,000	1,434,103

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND 8

	Rate (%)	Maturity date		Par value^	Value
Ireland 0.5%					$1,264,992
Aquarius & Investments PLC (6.375% to
9-1-19, then 5 Year U.S. Swap Rate +
5.210%)	6.375	09-01-24		1,200,000	1,264,992
Jamaica 0.3%					716,175
Digicel, Ltd. (A)	6.000	04-15-21		345,000	333,025
Digicel, Ltd. (A)	6.750	03-01-23		395,000	383,150
Luxembourg 1.3%					3,703,642
Altice Financing SA (A)	6.500	01-15-22		500,000	516,250
ARD Finance SA (7.125% Cash or 7.875%
PIK)	7.125	09-15-23		1,505,000	1,595,150
Intelsat Jackson Holdings SA	5.500	08-01-23		905,000	740,969
Intelsat Jackson Holdings SA	7.500	04-01-21		490,000	456,313
Millicom International Cellular SA (A)	5.125	01-15-28		400,000	394,960
Mauritius 0.9%					2,537,801
HT Global IT Solutions Holdings, Ltd.	7.000	07-14-21		2,400,000	2,537,801
Mexico 4.2%					11,515,792
America Movil SAB de CV	6.000	06-09-19	MXN	28,210,000	1,464,002
America Movil SAB de CV	7.125	12-09-24	MXN	13,000,000	659,726
Banco Nacional de Comercio Exterior SNC
(3.800% to 8-11-21, then 5 Year CMT +
3.000%) (A)	3.800	08-11-26		1,115,000	1,110,819
Credito Real SAB de CV (A)	7.250	07-20-23		1,500,000	1,582,500
Credito Real SAB de CV (9.125% to
11-29-22, then 10 Year CMT +
7.026%) (A)(B)	9.125	11-29-22		1,230,000	1,266,900
Cydsa SAB de CV (A)	6.250	10-04-27		500,000	496,875
Nemak SAB de CV (A)	5.500	02-28-23		1,450,000	1,489,875
Petroleos Mexicanos	5.500	01-21-21		820,000	875,350
Petroleos Mexicanos	6.000	03-05-20		530,000	565,245
Sixsigma Networks Mexico SA de CV (A)	8.250	11-07-21		1,900,000	2,004,500
Netherlands 2.8%					7,678,966
Braskem Netherlands Finance BV (A)	3.500	01-10-23		980,000	971,425
ING Groep NV (6.000% to 4-16-20, then 5
Year U.S. Swap Rate + 4.445%) (B)	6.000	04-16-20		1,060,000	1,099,538
Jababeka International BV	6.500	10-05-23		2,300,000	2,375,061
Listrindo Capital BV	4.950	09-14-26		1,000,000	1,013,000
Nostrum Oil & Gas Finance BV (A)	8.000	07-25-22		990,000	1,031,481
NXP BV (A)	4.625	06-01-23		1,125,000	1,188,461
Peru 0.3%					847,498
Banco de Credito del Peru (A)	4.850	10-30-20	PEN	2,735,000	847,498
Russia 0.8%					2,064,533
ALROSA Finance SA (A)	7.750	11-03-20		850,000	954,533
Severstal OAO (A)	5.900	10-17-22		1,000,000	1,110,000

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND 9

	Rate (%)	Maturity date	Par value^	Value
Singapore 3.4%				$9,291,138
ABJA Investment Company Pte, Ltd.	5.950	07-31-24	1,800,000	1,912,176
Alam Synergy Pte, Ltd.	6.625	04-24-22	1,000,000	983,148
Indika Energy Capital III Pte, Ltd. (A)	5.875	11-09-24	1,400,000	1,389,167
Pratama Agung Pte, Ltd.	6.250	02-24-20	2,500,000	2,561,323
TBG Global Pte, Ltd.	5.250	02-10-22	2,400,000	2,445,324
South Africa 0.3%				706,145
AngloGold Ashanti Holdings PLC	5.375	04-15-20	675,000	706,145
South Korea 0.7%				2,023,188
Woori Bank (5.250% to 5-16-22, then 5
Year CMT + 3.347%) (A)(B)	5.250	05-16-22	2,000,000	2,023,188
Sri Lanka 0.8%				2,181,480
National Savings Bank	8.875	09-18-18	2,100,000	2,181,480
Turkey 0.4%				1,017,214
Finansbank AS (A)	4.875	05-19-22	1,040,000	1,017,214
United Arab Emirates 0.1%				406,080
Dubai Electricity & Water Authority (A)	7.375	10-21-20	360,000	406,080
United Kingdom 0.6%				1,637,873
Ardonagh Midco 3 PLC (A)	8.625	07-15-23	535,000	557,673
Mclaren Finance PLC (A)	5.750	08-01-22	590,000	601,800
Tronox Finance PLC (A)	5.750	10-01-25	460,000	478,400
United States 31.8%				86,978,657
Activision Blizzard, Inc. (A)	6.125	09-15-23	1,000,000	1,055,919
Advanced Micro Devices, Inc.	7.000	07-01-24	1,195,000	1,248,775
Ahern Rentals, Inc. (A)	7.375	05-15-23	1,310,000	1,239,588
Aircastle, Ltd.	5.125	03-15-21	480,000	508,200
Alliance Data Systems Corp. (A)	5.375	08-01-22	700,000	710,500
AMC Entertainment Holdings, Inc.	5.875	11-15-26	1,150,000	1,125,563
Andeavor Logistics LP	6.125	10-15-21	1,125,000	1,159,459
Andeavor Logistics LP	6.250	10-15-22	1,435,000	1,524,401
Antero Resources Corp.	5.125	12-01-22	990,000	1,014,750
ASP AMC Merger Sub, Inc. (A)	8.000	05-15-25	795,000	777,113
Avaya, Inc. (A)(C)	10.500	03-01-21	680,000	39,100
BBVA Bancomer SA (A)	6.500	03-10-21	500,000	547,250
Cablevision Systems Corp.	5.875	09-15-22	1,010,000	999,900
Cablevision Systems Corp.	7.750	04-15-18	1,500,000	1,526,250
CCO Holdings LLC	5.125	02-15-23	900,000	922,500
Cengage Learning, Inc. (A)	9.500	06-15-24	500,000	447,500
Chester Downs & Marina LLC (A)	9.250	02-01-20	1,765,000	1,808,066
Citigroup, Inc. (6.125% to 11-15-20, then 3
month LIBOR + 4.478%) (B)	6.125	11-15-20	1,000,000	1,066,550
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	650,000	657,313
CNO Financial Group, Inc.	4.500	05-30-20	1,420,000	1,459,050

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND 10

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Coeur Mining, Inc.	5.875	06-01-24	845,000	$838,663
Community Health Systems, Inc.	5.125	08-01-21	1,105,000	1,033,175
Community Health Systems, Inc.	6.250	03-31-23	535,000	500,225
Community Health Systems, Inc.	6.875	02-01-22	330,000	198,825
Community Health Systems, Inc.	8.000	11-15-19	865,000	775,256
CSI Compressco LP	7.250	08-15-22	1,870,000	1,767,150
Denbury Resources, Inc.	4.625	07-15-23	1,170,000	707,850
Eldorado Resorts, Inc.	7.000	08-01-23	1,415,000	1,519,356
EMI Music Publishing Group North America
Holdings, Inc. (A)	7.625	06-15-24	400,000	442,000
Energy Transfer LP	2.500	06-15-18	1,050,000	1,052,171
Enova International, Inc.	9.750	06-01-21	1,226,000	1,299,560
Exela Intermediate LLC (A)	10.000	07-15-23	1,935,000	1,816,481
Freedom Mortgage Corp. (A)	8.125	11-15-24	950,000	988,000
Frontier Communications Corp.	7.125	01-15-23	1,205,000	843,500
Group 1 Automotive, Inc. (A)	5.250	12-15-23	315,000	326,025
Gulfport Energy Corp.	6.375	05-15-25	790,000	795,925
HCA Healthcare, Inc.	6.250	02-15-21	1,000,000	1,071,250
HCA, Inc.	7.500	02-15-22	450,000	508,005
Hilton Grand Vacations Borrower LLC (A)	6.125	12-01-24	700,000	763,000
International Game Technology PLC (A)	5.625	02-15-20	1,250,000	1,314,063
iStar, Inc.	4.625	09-15-20	1,400,000	1,421,000
Ladder Capital Finance Holdings LLLP (A)	5.875	08-01-21	785,000	804,625
Laredo Petroleum, Inc.	6.250	03-15-23	705,000	724,388
Match Group, Inc. (A)	5.000	12-15-27	400,000	403,000
MDC Partners, Inc. (A)	6.500	05-01-24	950,000	954,750
MEDNAX, Inc. (A)	5.250	12-01-23	1,450,000	1,486,250
MGIC Investment Corp.	5.750	08-15-23	610,000	666,425
MHGE Parent LLC (8.500% Cash or
9.250% PIK) (A)	8.500	08-01-19	970,000	970,000
Murphy Oil Corp.	4.000	06-01-22	1,424,000	1,422,220
National CineMedia LLC	6.000	04-15-22	1,070,000	1,083,375
Nationstar Mortgage LLC	6.500	08-01-18	645,000	645,000
Nationstar Mortgage LLC	7.875	10-01-20	600,000	612,600
NCR Corp.	5.875	12-15-21	1,000,000	1,027,900
Neovia Logistics Services LLC (A)	8.875	08-01-20	590,000	489,700
Newfield Exploration Company	5.750	01-30-22	750,000	801,563
NRG Energy, Inc.	6.250	07-15-22	1,155,000	1,202,644
NRG Yield Operating LLC	5.375	08-15-24	1,010,000	1,047,875
Oasis Petroleum, Inc.	6.875	03-15-22	515,000	524,656
Platform Specialty Products Corp. (A)	6.500	02-01-22	445,000	460,019
PVH Corp.	4.500	12-15-22	1,010,000	1,027,675
Radian Group, Inc.	4.500	10-01-24	720,000	740,016
Radian Group, Inc.	7.000	03-15-21	306,000	343,868
Revlon Consumer Products Corp.	5.750	02-15-21	950,000	757,625
Reynolds Group Issuer, Inc. (A)	7.000	07-15-24	650,000	697,401

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND 11

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Rialto Holdings LLC (A)	7.000	12-01-18	1,103,000	$1,105,758
Rite Aid Corp. (A)	6.125	04-01-23	1,315,000	1,216,375
Rite Aid Corp.	9.250	03-15-20	680,000	691,900
Sanchez Energy Corp.	6.125	01-15-23	645,000	544,219
SBA Communications Corp.	4.875	07-15-22	1,265,000	1,309,275
Scientific Games International, Inc. (A)	7.000	01-01-22	650,000	685,750
Select Medical Corp.	6.375	06-01-21	1,000,000	1,026,250
Simmons Foods, Inc. (A)	5.750	11-01-24	550,000	545,710
SM Energy Company	6.500	11-15-21	1,900,000	1,914,250
Springleaf Finance Corp.	6.125	05-15-22	405,000	420,188
Springleaf Finance Corp.	6.900	12-15-17	2,800,000	2,801,120
Sprint Communications, Inc.	6.000	11-15-22	500,000	504,375
Standard Industries, Inc. (A)	5.375	11-15-24	455,000	478,888
Stearns Holdings LLC (A)	9.375	08-15-20	460,000	478,975
Tapstone Energy LLC (A)	9.750	06-01-22	645,000	570,825
Team Health Holdings, Inc. (A)	6.375	02-01-25	615,000	556,575
Teekay Offshore Partners LP	6.000	07-30-19	492,000	489,540
The Chemours Company	6.625	05-15-23	645,000	682,088
The Kenan Advantage Group, Inc. (A)	7.875	07-31-23	475,000	491,625
Time, Inc. (A)	7.500	10-15-25	790,000	926,275
T-Mobile USA, Inc.	6.625	04-01-23	365,000	381,754
Trident Merger Sub, Inc. (A)	6.625	11-01-25	415,000	413,444
Tronox Finance LLC (A)	7.500	03-15-22	305,000	319,488
TTM Technologies, Inc. (A)	5.625	10-01-25	900,000	923,625
Ultra Resources, Inc. (A)	7.125	04-15-25	270,000	270,000
United Continental Holdings, Inc.	4.250	10-01-22	1,140,000	1,142,850
Uniti Group LP	8.250	10-15-23	715,000	684,613
Valeant Pharmaceuticals International,
Inc. (A)	6.375	10-15-20	1,680,000	1,680,000
West Corp. (A)	8.500	10-15-25	590,000	574,513
Whiting Petroleum Corp.	5.750	03-15-21	810,000	814,050
Whiting Petroleum Corp.	6.250	04-01-23	720,000	720,000
Williams Partners LP	4.875	03-15-24	1,225,000	1,275,482
Williams Scotsman International, Inc. (A)	7.875	12-15-22	225,000	232,875
Windstream Services LLC (A)	6.375	08-01-23	2,160,000	1,393,200
Virgin Islands, British 0.7%				2,015,307
Rock International Investment, Inc.	6.625	03-27-20	2,100,000	2,015,307
Capital preferred securities 0.3%				$770,000
(Cost $782,123)
United States 0.3%				770,000
ILFC E-Capital Trust II (Highest of 3 month
LIBOR/10 Year CMT/30 Year CMT +
1.800%) (A)(D)	4.610	12-21-65	800,000	770,000

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND 12

	Rate (%)	Maturity date		Par value^	Value
Term loans (E) 12.9%					$35,367,751
(Cost $36,385,441)
Luxembourg 0.5%					1,534,676
Almonde, Inc. (3 month LIBOR + 3.500%)	4.979	06-13-24		827,925	826,832
Mallinckrodt International Finance SA (3
month LIBOR + 2.750%)	4.083	09-24-24		708,432	707,844
United States 12.4%					33,833,075
Albertson’s LLC (3 month LIBOR + 3.000%)	4.330	12-21-22		944,167	917,174
Ancestry.com Operations, Inc. (3 month
LIBOR + 3.250%)	4.500	10-19-23		1,131,570	1,136,877
Avaya, Inc. (F)	TBD	11-08-24		1,000,000	985,890
Avaya, Inc. (C)	6.314	05-29-20		2,804,291	2,137,094
Avaya, Inc. (1 week LIBOR + 7.500%)	8.702	01-24-18		140,000	139,924
Brand Industrial Services, Inc. (3 month
LIBOR + 4.250%)	5.615	06-21-24		1,401,488	1,407,276
BWAY Corp. (2 and 3 month LIBOR +
3.250%)	4.598	04-03-24		1,137,150	1,141,619
CareCore National LLC (1 month LIBOR +
4.000%)	5.350	03-05-21		516,234	516,880
Cengage Learning, Inc. (1 month LIBOR +
4.250%)	5.495	06-07-23		650,000	618,222
Checkout Holding Corp. (1 month LIBOR +
3.500%)	4.850	04-09-21		372,450	289,580
Consolidated Container Company LLC (1
month LIBOR + 3.500%)	4.850	05-22-24		1,250,000	1,255,938
Doncasters US Finance LLC (3 month LIBOR
+ 3.500%)	4.833	04-09-20		813,777	788,144
Eastman Kodak Company (3 month LIBOR
+ 6.250%)	7.583	09-03-19		426,505	380,123
Freedom Mortgage Corp. (6 month LIBOR +
5.500%)	6.956	02-23-22		883,813	894,860
Frontier Communications Corp. (1 month
LIBOR + 3.750%)	5.090	06-15-24		1,496,250	1,423,308
Gates Global LLC (3 month EURIBOR +
3.500%)	3.500	04-01-24	EUR	805,407	961,446
Jazz Acquisition, Inc. (3 month LIBOR +
3.500%)	4.833	06-19-21		605,303	588,052
Key Safety Systems, Inc. (3 month LIBOR +
4.500%)	5.890	08-29-21		1,208,200	1,199,646
LSC Communications, Inc. (3 month LIBOR
+ 5.500%)	6.703	09-30-22		967,385	969,204
Mohegan Gaming & Entertainment (1
month LIBOR + 4.000%)	5.350	10-13-23		1,483,763	1,496,286
Moran Foods LLC (1 month LIBOR +
6.000%)	7.350	12-05-23		1,394,463	1,101,625
National Mentor Holdings, Inc. (3 month
LIBOR + 3.000%)	4.333	01-31-21		831,035	834,983
Neiman Marcus Group, Ltd. LLC (1 month
LIBOR + 3.250%)	4.492	10-25-20		1,228,934	1,001,238
NeuStar, Inc. (3 month LIBOR + 8.000%)	9.397	08-08-25		635,000	640,753

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND 13

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
New Arclin US Holding Corp. (3 month
LIBOR + 4.250%)	5.583	02-14-24	962,588	$969,210
PetSmart, Inc. (1 month LIBOR + 3.000%)	4.340	03-11-22	1,318,210	1,134,979
Project Alpha Intermediate Holding, Inc. (3
month LIBOR + 3.500%)	5.040	04-26-24	1,187,025	1,160,317
Rackspace Hosting, Inc. (3 month LIBOR +
3.000%)	4.385	11-03-23	560,000	559,098
Select Medical Corp. (Prime rate and 2 and
3 month LIBOR + 2.500% and 3.500%)	4.850	03-01-21	1,194,000	1,205,439
Team Health, Inc. (1 month LIBOR +
2.750%)	4.100	02-06-24	1,017,444	993,920
TerraForm AP Acquisition Holdings LLC (3
month LIBOR + 4.250%)	5.583	06-26-22	571,463	572,891
Tronox Blocked Borrower LLC (3 month
LIBOR + 3.000%)	4.323	09-22-24	476,884	480,661
Tronox Finance LLC (3 month LIBOR +
3.000%)	4.323	09-22-24	1,100,000	1,108,712
Twin River Management Group, Inc. (3
month LIBOR + 3.500%)	4.833	07-10-20	1,281,178	1,295,053
West Corp. (1 month LIBOR + 4.000%)	5.350	10-10-24	1,529,130	1,526,653
Collateralized mortgage obligations 3.1%				$8,331,887
(Cost $8,087,526)
United States 3.1%				8,331,887
BAMLL Commercial Mortgage Securities
Trust
Series 2015-200P, Class F (A)(D)	3.716	04-14-33	2,000,000	1,923,682
CGBAM Commercial Mortgage Trust
Series 2015-SMRT, Class F (A)(D)	3.912	04-10-28	500,000	494,774
Commercial Mortgage Trust (Deutsche Bank
AG)
Series 2014-TWC, Class E (1 month
LIBOR + 3.250%) (A)(D)	4.495	02-13-32	1,500,000	1,509,008
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class EFX (A)(D)	3.495	12-15-34	1,000,000	995,306
GS Mortgage Securities Trust
Series 2016-RENT, Class E (A)(D)	4.202	02-10-29	1,360,000	1,348,787
Hudsons Bay Simon JV Trust
Series 2015-HBFL, Class DFL (1 month
LIBOR + 3.650%) (A)(D)	4.892	08-05-34	135,000	134,911
MSCG Trust
Series 2016-SNR, Class D (A)	6.550	11-15-34	1,110,000	1,121,992
WFCG Commercial Mortgage Trust
Series 2015-BXRP, Class D (1 month
LIBOR + 2.571%) (A)(D)	3.821	11-15-29	803,427	803,427
Asset backed securities 0.9%				$2,530,809
(Cost $2,467,880)
United States 0.9%				2,530,809
Coinstar Funding LLC
Series 2017-1A, Class A2 (A)	5.216	04-25-47	144,275	150,072

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND 14

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Driven Brands Funding LLC
Series 2015-1A, Class A2 (A)	5.216	07-20-45	867,300	$898,870
VB-S1 Issuer LLC
Series 2016-1A, Class F (A)	6.901	06-15-46	1,000,000	1,023,058
Westgate Resorts LLC
Series 2015-2A, Class B (A)	4.000	07-20-28	456,904	458,809

			Shares	Value
Common stocks 0.3%				$883,326
(Cost $4,660,523)
Colombia 0.2%				495,723
Frontera Energy Corp. (G)			17,041	495,723
United States 0.1%				387,603
Energy XXI Gulf Coast, Inc. (G)			11,686	58,664
Halcon Resources Corp. (G)			20,409	144,700
SandRidge Energy, Inc. (G)			9,900	184,239
Preferred securities 3.0%				$8,244,358
(Cost $8,110,425)
Israel 0.0%				150,785
Teva Pharmaceutical Industries, Ltd.,
7.000%			530	150,785
United States 3.0%				8,093,573
Allergan PLC, 5.500%			1,131	703,833
Crown Castle International Corp., Series A,
6.875%			1,735	2,007,031
DTE Energy Company, 6.500%			11,530	648,101
GMAC Capital Trust I (3 month LIBOR +
5.785%), 7.201% (D)			91,170	2,381,360
Kinder Morgan, Inc., 9.750%			12,500	445,500
NextEra Energy, Inc., 6.123%			11,190	631,116
Stanley Black & Decker, Inc., 5.375%			10,430	1,276,632

		Contracts/Notional amount		Value
Purchased options 0.0%				$1,186
(Cost $58,060)
Puts 0.0%				1,186
Over the Counter Option on the EUR vs. USD (Expiration Date: 6-19-18; Strike
Price: EUR 0.95; Counterparty: RBC Dominion Securities, Inc.) (G)(H)			2,500,000	18
Over the Counter Option on the USD vs. CAD (Expiration Date: 3-26-18; Strike
Price: $1.20; Counterparty: RBC Dominion Securities, Inc.) (G)(H)			2,000,000	1,168

			Shares	Value
Warrants 0.0%				$3,160
(Cost $0)
Halcon Resources Corp. (Expiration Date: 9-9-20) (G)(I)			5,544	3,160

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND 15

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.3%				$808,430
(Cost $820,000)
United States 0.3%				808,430
Avaya, Inc. (G)	9.250	10-24-24	820,000	808,430

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.0%				$8,192,000
(Cost $8,192,000)
U.S. Government Agency 2.5%				6,918,000
Federal Agricultural Mortgage Corp.
Discount Note	0.950	12-01-17	355,000	355,000
Federal Farm Credit Bank Discount Note	0.950	12-01-17	546,000	546,000
Federal Home Loan Bank Discount Note	0.700	12-01-17	1,105,000	1,105,000
Federal Home Loan Bank Discount Note	0.750	12-01-17	546,000	546,000
Federal Home Loan Bank Discount Note	0.900	12-01-17	4,366,000	4,366,000

			Par value^	Value
Repurchase agreement 0.5%				1,274,000
Repurchase Agreement with State Street
Corp. dated 11-30-17 at 0.340% to be
repurchased at $1,274,012 on 12-1-17,
collateralized by $1,300,000 Federal
National Mortgage Association, 1.625%
due 1-21-20 (valued at $1,301,498,
including interest)			1,274,000	1,274,000
Total investments (Cost $271,764,713) 98.3%				$269,114,653
Other assets and liabilities, net 1.7%				4,575,144
Total net assets 100.0%				$273,689,797
The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $98,519,434 or 36.0% of the fund’s net assets as of 11-30-17.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	Non-income producing - Issuer is in default.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND 16

(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(F)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).

(G)	Non-income producing security.
(H)	For this type of option, notional amounts are equivalent to number of contracts.
(I)	Strike price and/or expiration date not available.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND 17

DERIVATIVES

FUTURES

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	30	Short	Mar 2018	$(3,746,420)	$(3,721,406)	$25,014
						$25,014

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	682,604	USD	550,000	Toronto Dominion Bank	12/20/2017	—	$(20,748)
				State Street Bank and Trust
USD	260,244	CAD	317,738	Company	12/20/2017	$13,888	—
USD	300,000	CAD	364,866	Toronto Dominion Bank	12/20/2017	17,104	—
				State Street Bank and Trust
USD	829,165	PEN	2,735,000	Company	10/30/2018	—	(5,600)
						$30,992	$(26,348)

Derivatives currency abbreviations
CAD	Canadian Dollar
PEN	Peruvian Nuevo Sol
USD	U.S. Dollar

At 11-30-17, the aggregate cost of investments for federal income tax purposes was $272,905,617. Net unrealized depreciation aggregated to $3,761,306, of which $7,162,017 related to gross unrealized appreciation and $10,923,323 related to gross unrealized depreciation.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND 18

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-17 (unaudited)

Assets
Investments, at value (Cost $271,764,713)	$269,114,653
Cash	3,165,870
Foreign currency, at value (Cost $20,622)	20,906
Cash held at broker for futures contracts	31,500
Receivable for investments sold	1,125,860
Receivable for fund shares sold	1,107
Unrealized appreciation on forward foreign currency contracts	30,992
Dividends and interest receivable	3,452,032
Receivable for futures variation margin	12,656
Other receivables and prepaid expenses	13,851
Total assets	276,969,427
Liabilities
Payable for investments purchased	3,094,333
Unrealized depreciation on forward foreign currency contracts	26,348
Payable for fund shares repurchased	69,241
Payable to affiliates
Accounting and legal services fees	9,245
Trustees' fees	202
Other liabilities and accrued expenses	80,261
Total liabilities	3,279,630
Net assets	$273,689,797
Net assets consist of
Paid-in capital	$312,161,251
Accumulated distributions in excess of net investment income	(35,032)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(35,814,957)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	(2,621,465)
Net assets	$273,689,797

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class NAV ($273,689,797 ÷ 29,904,591 shares)	$9.15

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       19

STATEMENT OF OPERATIONS  For the six months ended 11-30-17 (unaudited)

Investment income
Interest	$8,543,648
Dividends	246,118
Less foreign taxes withheld	(2,813)
Total investment income	8,786,953
Expenses
Investment management fees	1,096,733
Accounting and legal services fees	32,839
Trustees' fees	3,018
Printing and postage	7,389
Professional fees	43,081
Custodian fees	39,219
Other	7,333
Total expenses	1,229,612
Less expense reductions	(12,281)
Net expenses	1,217,331
Net investment income	7,569,622
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	1,785,995
Futures contracts	(24,707)
Forward foreign currency contracts	(12,313)
1,748,975
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(3,097,320)
Futures contracts	57,908
Forward foreign currency contracts	23,885
(3,015,527)
Net realized and unrealized loss	(1,266,552)
Increase in net assets from operations	$6,303,070

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       20

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-17	Year ended 5-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$7,569,622	$16,021,716
Net realized gain	1,748,975	1,436,573
Change in net unrealized appreciation (depreciation)	(3,015,527)	13,756,709
Increase in net assets resulting from operations	6,303,070	31,214,998
Distributions to shareholders
From net investment income
Class NAV	(7,623,895)	(15,928,905)
From tax return of capital
Class NAV	—	(967,895)
Total distributions	(7,623,895)	(16,896,800)
From fund share transactions	(53,116,001)	(1,598,933)
Total increase (decrease)	(54,436,826)	12,719,265
Net assets
Beginning of period	328,126,623	315,407,358
End of period	$273,689,797	$328,126,623
Undistributed (accumulated distributions in excess of) net investment income	($35,032)	$19,241

SEE NOTES TO FINANCIAL STATEMENTS
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Financial highlights

Class NAV Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	5-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.19		$8.79	$9.38	$10.09	$10.00
Net investment income[3]	0.23		0.45	0.49	0.53	0.31
Net realized and unrealized gain (loss) on investments	(0.03)		0.43	(0.54)	(0.65)	0.13
Total from investment operations	0.20		0.88	(0.05)	(0.12)	0.44
Less distributions
From net investment income	(0.24)		(0.45)	(0.54)	(0.59)	(0.35)
From net realized gain	—		—	—	— [4]	—
Return of capital	—		(0.03)	—	—	—
Total distributions	(0.24)		(0.48)	(0.54)	(0.59)	(0.35)
Net asset value, end of period	$9.15		$9.19	$8.79	$9.38	$10.09
Total return (%)[5]	2.14	[6]	10.20	(0.27)	(1.16)	4.45	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$274		$328	$315	$384	$150
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	[7]	0.82	0.81	0.80	0.97	[7]
Expenses including reductions	0.81	[7]	0.81	0.81	0.79	0.97	[7]
Net investment income	5.06	[7]	5.00	5.63	5.50	5.20	[7]
Portfolio turnover (%)	35		74	56	62	44

[1]	Six months ended 11-30-17. Unaudited.
[2]	Period from 10-21-13 (commencement of operations) to 5-31-14.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Global Short Duration Credit Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return consisting of current income and capital appreciation.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       23

significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of November 30, 2017, by major security category or type:

	Total value at 11-30-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Foreign government obligations	$890,738	—	$890,738	—
Corporate bonds	203,091,008	—	203,091,008	—
Capital preferred securities	770,000	—	770,000	—
Term loans	35,367,751	—	35,367,751	—
Collateralized mortgage obligations	8,331,887	—	8,331,887	—
Asset backed securities	2,530,809	—	2,530,809	—
Common stocks	883,326	$883,326	—	—
Preferred securities	8,244,358	6,967,726	1,276,632	—
Purchased options	1,186	—	1,186	—
Warrants	3,160	3,160	—	—
Escrow certificates	808,430	—	808,430	—
Short-term investments	8,192,000	—	8,192,000	—
Total investments in securities	$269,114,653	$7,854,212	$261,260,441	—
Derivatives:
Assets
Futures	$25,014	$25,014	—	—
Forward foreign currency contracts	30,992	—	$30,992	—
Liabilities
Forward foreign currency contracts	(26,348)	—	(26,348)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       24

generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       25

charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the six months ended November 30, 2017, the fund had no borrowings under either line of credit. Commitment fees for the six months ended November 30, 2017 were $2,307.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2017, the fund has a short-term capital loss carryforward of $15,968,876 and a long-term capital loss carryforward of $20,138,257 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually.

Such distributions on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds, foreign currency transactions, and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

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Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended November 30, 2017, the fund used futures contracts to manage duration and maintain diversity of the fund. The fund held futures contracts with notional values ranging from $3.7 million to $7.6 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended November 30, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $1.0 million to $5.8 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss,

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       27

depending on whether proceeds from the closing sale are greater or less than the original cost. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended November 30, 2017, the fund used purchased options to manage against anticipated changes in currency exchange rates. The fund held purchased options with market values ranging from approximately $1,186 to approximately $21,321, as measured at each quarter end.

The table below summarizes the fair value of derivatives held by the fund at November 30, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Interest rate	Receivable/payable for futures	Futures†	$25,014	—
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	30,992	($26,348)
Foreign currency	Investments, at value*	Purchased options	1,186	—
			$57,192	($26,348)
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
* Purchased options are included in the Fund's investment.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2017:

Statements of operations location - net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions [1]	Futures contracts	Forward foreign currency contracts	Total
Foreign currency	($39,513)	—	($12,313)	($51,826)
Interest rate	—	($24,707)	—	($24,707)
Total	($39,513)	($24,707)	($12,313)	($76,533)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2017:

Statements of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Forward foreign currency contracts	Total
Foreign currency	$48,929	—	$23,885	$72,814
Interest rate	—	$57,908	—	57,908
Total	$48,929	$57,908	$23,885	$130,722
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

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Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.740% of the first $250 million of the fund's average daily net assets, (b) 0.700% of the next $500 million of the fund's average daily net assets and (c) 0.675% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $12,281 for the six months ended November 30, 2017.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2017 were equivalent to a net annual effective rate of 0.73% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2017 and for the year ended May 31, 2017 were as follows:

		Six months ended 11-30-17		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	448,621	$4,102,267	4,895,245	$44,014,832
Distributions reinvested	830,507	7,623,895	1,862,517	16,896,800
Repurchased	(7,072,207)	(64,842,163)	(6,931,274)	(62,510,565)
Net decrease	(5,793,079)	($53,116,001)	(173,512)	($1,598,933)
Total net decrease	(5,793,079)	($53,116,001)	(173,512)	($1,598,933)

Affiliates of the fund owned 100% of shares of Class NAV on November 30, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $100,763,253 and $159,904,317, respectively, for the six months ended November 30, 2017.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At November 30, 2017, funds within the John Hancock group of funds complex held 100% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	39.2%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	20.5%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	14.9%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	11.2%

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Global Short Duration Credit Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       31

determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services . Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance . In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group average for the one- and three-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and peer group for the one- and three-year periods. The Board concluded that the fund's performance has generally been in line with or generally outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses . The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits . In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale . In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       34

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services . With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation . In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees . The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance . As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

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The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or generally outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       37

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Short Duration Credit Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
426SA 11/17 1/18

John Hancock

Government Income Fund

Semiannual report 11/30/17

A message to shareholders

Dear shareholder,

The divergent performance of bond markets over the latter half of 2017 highlights the need for a diversified approach to fixed income. Credit-sensitive sectors, including high-yield bonds and emerging-market debt, posted gains as investors grew increasingly optimistic about the economic outlook both in the United States and globally, particularly after the passage of sweeping tax reform in the U.S. Segments of the market more sensitive to interest-rate changes, meanwhile, posted muted gains or even losses, as was the case with certain U.S. Treasury securities. The pressures driving these markets could persist for some time: The U.S. Federal Reserve (Fed) continued to gradually normalize interest rates on the back of an improving economy, and that trend is expected to continue into 2018 under new Fed Chairman Jerome Powell.

Environments like these can be challenging for investors: The relative safety offered by high-quality bonds is often tested when rates rise, while the credit segments of the market can be more susceptible to economic volatility. Although there are no easy answers for income-seeking investors, your best resource, as always, is your financial advisor, who can help position your portfolio so that it is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the road.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Government Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
21	Financial highlights
26	Notes to financial statements
34	Continuation of investment advisory and subadvisory agreements
40	More information

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Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/17 (%)

The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Government bonds produced flat returns

Income offset the effect of a modest rise in yields, leading to a loss of 0.03% for the fund's benchmark, the Bloomberg Barclays U.S. Government Bond Index.

The fund trailed its benchmark

The fund also had a loss for the six-month period, and it finished slightly behind the index.

Positioning had a mixed impact on results

While the fund's asset allocation was a positive, the benefit was counterbalanced by the adverse effect of its yield curve positioning.

PORTFOLIO COMPOSITION AS OF 11/30/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

How would you characterize the market environment during the six months ended November 30, 2017?

Government bonds finished the period essentially flat, as gauged by the 0.03% loss of the fund's benchmark, the Bloomberg Barclays U.S. Government Bond Index. Returns were dampened by the combination of improving economic growth, hearty investor risk appetites, and expectations that the U.S. Federal Reserve (Fed) would continue to tighten monetary policy. The Fed raised the benchmark federal funds rate by a quarter point in June and then boosted it by another quarter point in December after the close of the reporting period. Additionally, the consensus expectation was calling for anywhere from three to five additional quarter-point hikes before the end of 2018. The Fed also began reducing the size of its balance sheet, which it had built up as a result of the stimulative quantitative easing policy that was in place from 2008 through 2013. The reduction began at a rate of $10 billion per month, and the Fed announced its intention to accelerate the pace to $50 billion per month by the end of 2018.

While the Fed maintained a gradual and well-communicated approach to policy tightening, the prospect of higher rates contributed to an increase in the two-year U.S. Treasury yield from 1.28% to 1.78% during the period. The yield on the 10-year note rose from 2.21% to 2.42%, but the 30-year yield fell slightly from 2.87% to 2.83%. Although longer-term government bond yields experienced a general uptrend, the move was limited by a core inflation rate that remained below the Fed's 2% target.

Mortgage-backed securities (MBS) produced a modest gain and outperformed U.S. Treasuries. The category was aided by its above-average yields, as well as the low level of volatility in the Treasury

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"We maintained a steady approach that provided exposure to government bonds while seeking to capitalize on relative values throughout the asset class."
market. At a time characterized by positive investor sentiment and low yields on government issues, investors continued to favor categories with higher income potential.

What elements of the fund's positioning helped and hurt results?

The fund's Class A shares finished with a loss of 0.19% (excluding sales charges), slightly behind the benchmark. Asset allocation had a positive effect on performance, but the benefit was offset by the effect of our yield curve positioning.

The fund's yield curve positioning was a headwind to performance. We held a greater proportion in short-term bonds, which detracted in light of the decline in prices on the short end of the yield curve. On the positive side, the portfolio's modestly lower duration (interest-rate sensitivity) versus the

QUALITY COMPOSITION AS OF 11/30/17 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       5

"... we continue to look for opportunities to boost income by investing in higher-yielding segments of the market while at the same time striving to mitigate interest-rate risk by keeping duration below the benchmark."
benchmark was a plus given the broad uptrend in yields. The fund's duration stood at 5.65 years as of November 30, 2017, below the index duration of 6.10.

Looking at allocation, our decision to hold a greater weight in MBS enabled the fund to capture the outperformance of the category relative to U.S. Treasuries. Allocations to securitized assets not represented in the benchmark—including asset-backed securities (ABS), commercial mortgage-backed securities, and collateralized mortgage obligations—were an additional plus. All three of these categories produced returns in excess of the index amid investors' ongoing search for yield.

What were some key aspects of your portfolio activity?

We maintained a steady approach that provided exposure to government bonds while seeking to capitalize on relative values throughout the asset class. One notable change was our decision to eliminate the fund's small allocation to Treasury Inflation-Protected Securities (TIPS), which stood at 4.8% of assets at the start of the period. We established this position in early 2017 on the belief that TIPS would benefit as inflation expectations moved closer to realized inflation. This gap indeed closed, modestly benefiting fund performance, and we elected to close the position based on our view that TIPS no longer offered a compelling value.

We also made a small reduction in the fund's weighting in U.S. Treasuries and increased its allocation to MBS. Early in the period, we were cautious regarding MBS on the belief that the Fed's efforts to reduce its balance sheet would disrupt the supply-and-demand equation in the market. More recently, however, it became evident that the Fed would take a measured approach and that the market impact would be relatively limited. As a result, we took the opportunity to add to the fund's weighting in MBS to capitalize on the higher yields in the category.

ABS also remained an important component of the portfolio, as we believe they offer favorable yields and high credit quality. The fund's holdings in this area are largely focused on short-dated, floating-rate securities.

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We retained a small position in Agency for International Development bonds, which are bonds issued by the U.S. government to provide aid to foreign nations such as Tunisia, Ukraine, and Jordan, but that are backed by the full faith and credit of the United States. We believe these securities, which feature a small yield advantage over Treasuries, offer a way to augment diversification and increase portfolio income.

How would you characterize overall market conditions at the close of the period?

We believe the broader backdrop for government bonds is likely to remain relatively stable. On one hand, the potential for a meaningful decline in yields appears fairly muted given the low likelihood of an imminent recession and the Fed's continued efforts to tighten monetary policy. However, we also think the potential for significantly higher yields is limited by low inflation and structural challenges that may prevent the economy from sustaining its recent robust pace. We believe these trends, taken together, point to a continuation of the low return environment that was in place throughout the past year. Accordingly, we continue to look for opportunities to boost income by investing in higher-yielding segments of the market while at the same time striving to mitigate interest-rate risk by keeping duration below the benchmark.

MANAGED BY

Howard C. Greene, CFA On the fund since 2006 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  NOVEMBER 30, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	6-month	5-year	10-year	as of 11-30-17	as of 11-30-17
Class A	-2.96	0.06	2.75	-4.16	0.30	31.17	1.59	1.57
Class B	-4.58	-0.27	2.53	-5.52	-1.35	28.37	0.89	0.88
Class C	-0.72	0.08	2.38	-1.57	0.41	26.53	0.89	0.88
Class I2,3	1.40	0.96	3.21	-0.08	4.90	37.17	1.85	1.84
Class R6[2,3]	1.15	0.90	3.18	-0.10	4.59	36.77	2.00	1.99
Index†	1.88	1.13	3.22	-0.03	5.80	37.34	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6*
Gross (%)	1.03	1.78	1.78	0.76	0.68
Net (%)	0.98	1.78	1.78	0.76	0.68

* Expenses have been estimated for the first year of operations of Class R6 shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Government Bond Index.

See the following page for footnotes.

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This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Government Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Government Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	11-30-07	12,837	12,837	13,734
Class C4	11-30-07	12,653	12,653	13,734
Class I2,3	11-30-07	13,717	13,717	13,734
Class R6[2,3]	11-30-07	13,677	13,677	13,734

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectus.
3	Class I shares and Class R6 shares were first offered on 9-9-16 and 8-30-17, respectively. Returns prior to these dates are those of Class A shares except they do not include sales charges, and have not been adjusted for class-specific expenses; otherwise returns would vary.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2017, with the same investment held until November 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2017, with the same investment held until November 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

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SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 6-1-2017	Ending value on 11-30-2017	Expenses paid during period ended 11-30-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$998.10	$4.91	0.98%
	Hypothetical example for comparison purposes	1,000.00	1,020.20	4.96	0.98%
Class B	Actual expenses/actual returns	1,000.00	994.20	8.85	1.77%
	Hypothetical example for comparison purposes	1,000.00	1,016.20	8.95	1.77%
Class C	Actual expenses/actual returns	1,000.00	994.20	8.85	1.77%
	Hypothetical example for comparison purposes	1,000.00	1,016.20	8.95	1.77%
Class I	Actual expenses/actual returns	1,000.00	999.20	3.86	0.77%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	3.90	0.77%
Class R6[2]	Actual expenses/actual returns	1,000.00	990.90	1.68	0.67%
	Hypothetical example for comparison purposes	1,000.00	1,021.60	3.40	0.67%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
2	The inception date for Class R6 shares is 8-30-17. Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period).
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       11

Fund’s investments

AS OF 11-30-17 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 74.4%				$205,630,024
(Cost $206,298,781)
U.S. Government 32.9%				90,899,062
U.S. Treasury
Bond	2.750	08-15-47	15,505,000	15,220,944
Bond	2.875	11-15-46	10,095,000	10,161,248
Bond	3.000	02-15-47	3,645,000	3,760,330
Note	1.875	02-28-22	3,000,000	2,973,164
Note	1.875	03-31-22	2,650,000	2,624,742
Note	1.875	04-30-22	18,920,000	18,729,316
Note	1.875	07-31-22	11,660,000	11,526,548
Note	2.000	12-31-21	9,700,000	9,671,203
Note	2.000	10-31-22	2,800,000	2,782,063
Note	2.250	02-15-27	5,100,000	5,027,086
Note (A)	2.250	11-15-27	8,550,000	8,422,418
U.S. Government Agency 41.5%				114,730,962
Federal Agricultural Mortgage Corp.
Note	1.640	04-17-20	3,000,000	2,981,976
Federal Home Loan Bank
Bond	1.750	07-13-20	1,000,000	991,518
Bond	1.870	02-10-21	3,000,000	2,968,404
Bond	2.000	09-27-21	3,000,000	2,972,766
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	04-01-43	1,271,113	1,278,354
30 Yr Pass Thru	3.500	12-01-44	4,185,614	4,322,684
30 Yr Pass Thru	3.500	02-01-47	2,076,206	2,140,953
30 Yr Pass Thru	4.000	12-01-40	971,953	1,023,885
30 Yr Pass Thru	4.000	01-01-41	2,208,752	2,326,767
30 Yr Pass Thru	4.000	11-01-43	1,543,073	1,643,844
30 Yr Pass Thru	4.000	06-01-47	2,182,453	2,306,566
Note	1.765	06-26-20	3,500,000	3,478,444
Note	2.000	11-20-20	6,000,000	5,988,084
Federal National Mortgage Association
15 Yr Pass Thru	3.000	03-01-28	2,096,980	2,140,313
15 Yr Pass Thru	3.500	03-01-26	2,235,478	2,310,838
15 Yr Pass Thru	3.500	07-01-26	1,269,428	1,312,221
30 Yr Pass Thru	3.000	12-01-42	5,334,930	5,355,736
30 Yr Pass Thru	3.500	07-01-43	2,506,295	2,591,896
30 Yr Pass Thru	3.500	03-01-44	1,182,616	1,221,529
30 Yr Pass Thru	3.500	01-01-45	5,848,984	6,048,751
30 Yr Pass Thru	3.500	04-01-45	5,599,471	5,775,842
30 Yr Pass Thru	4.000	09-01-40	2,923,087	3,080,754
30 Yr Pass Thru	4.000	12-01-40	1,978,240	2,083,213
30 Yr Pass Thru	4.000	12-01-40	2,439,854	2,581,749

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND 12

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.000	09-01-41	2,069,073	$2,179,706
30 Yr Pass Thru	4.000	10-01-41	2,067,802	2,179,337
30 Yr Pass Thru	4.000	01-01-42	969,099	1,021,371
30 Yr Pass Thru	4.000	07-01-42	2,467,974	2,601,093
30 Yr Pass Thru	4.000	11-01-42	4,866,298	5,126,498
30 Yr Pass Thru	4.000	11-01-43	4,125,079	4,359,181
30 Yr Pass Thru	4.000	12-01-43	2,345,598	2,465,519
30 Yr Pass Thru	4.500	08-01-40	2,029,271	2,178,398
30 Yr Pass Thru	4.500	06-01-41	3,547,154	3,809,491
30 Yr Pass Thru	4.500	07-01-41	3,026,778	3,250,629
30 Yr Pass Thru	4.500	11-01-41	671,628	720,565
30 Yr Pass Thru	4.500	02-01-42	3,149,684	3,373,274
30 Yr Pass Thru	5.000	04-01-35	255,559	277,911
30 Yr Pass Thru	5.000	09-01-40	874,567	951,842
30 Yr Pass Thru	5.000	04-01-41	1,258,816	1,388,925
Note	1.500	10-28-20	3,000,000	2,952,210
Note	1.900	10-27-20	4,000,000	3,978,800
Note	1.950	11-09-20	3,000,000	2,989,125
Foreign government obligations 2.8%				$7,845,632
(Cost $7,935,720)
Jordan 0.7%				2,034,632
Kingdom of Jordan	2.578	06-30-22	2,000,000	2,034,632
Tunisia 1.0%				2,901,000
Republic of Tunisia	1.416	08-05-21	3,000,000	2,901,000
Ukraine 1.1%				2,910,000
Government of Ukraine	1.471	09-29-21	3,000,000	2,910,000
Corporate bonds 0.5%				$1,279,818
(Cost $1,242,604)
Real estate 0.3%				804,717
Crown Castle Towers LLC (B)	6.113	01-15-40	760,000	804,717
Telecommunication services 0.2%				475,101
SBA Tower Trust (B)	3.598	04-09-43	475,000	475,101
Collateralized mortgage obligations 16.8%				$46,520,901
(Cost $46,216,856)
Commercial and residential 1.3%				3,662,413
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class E (1 month LIBOR +
2.600%) (B)(C)	3.839	09-15-26	380,000	380,218
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO	1.824	08-15-45	4,032,612	256,239
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-LC13, Class B (B)(C)	5.009	08-10-46	595,000	642,867

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND 13

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
HarborView Mortgage Loan Trust
Series 2005-2, Class X IO	1.337	05-19-35	7,602,574	$345,153
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	1.564	10-25-36	8,589,981	520,861
Series 2005-AR18, Class 2X IO	1.291	10-25-36	7,942,247	192,512
JPMorgan Chase Commercial Mortgage Securities
Trust
Series 2012-C14, Class XA IO (B)	1.582	07-05-32	5,040,446	289,621
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (B)(C)	2.800	03-18-28	1,040,000	1,034,942
U.S. Government Agency 15.5%				42,858,488
Federal Home Loan Mortgage Corp.
Series 237, Class F29 (1 month LIBOR +
0.250%) (C)	1.500	05-15-36	1,547,161	1,543,905
Series 246, Class F29 (1 month LIBOR +
0.250%) (C)	1.500	05-15-37	2,390,726	2,385,716
Series 4191, Class FA (1 month LIBOR +
0.300%) (C)	1.550	03-15-43	1,563,343	1,561,968
Series 4236, Class DF (1 month LIBOR +
0.450%) (C)	1.700	08-15-43	719,321	725,534
Series 4459, Class CA	5.000	12-15-34	319,326	336,362
Series 4482, Class MA	2.000	04-15-31	1,264,607	1,259,660
Series K017, Class X1 IO	1.500	12-25-21	3,877,831	173,794
Series K018, Class X1 IO	1.519	01-25-22	3,608,021	163,529
Series K022, Class X1 IO	1.379	07-25-22	9,352,164	446,962
Series K026, Class X1 IO	1.140	11-25-22	4,456,910	182,222
Series K030, Class X1 IO	0.319	04-25-23	49,743,416	482,825
Series K038, Class X1 IO	1.332	03-25-24	7,092,480	424,548
Series K048, Class X1 IO	0.378	06-25-25	5,187,590	87,847
Series K049, Class A2	3.010	07-25-25	3,000,000	3,053,900
Series K050, Class X1 IO	0.461	08-25-25	73,659,015	1,653,564
Series K053, Class X1 IO	1.029	12-25-25	28,130,201	1,664,326
Series K054, Class X1 IO	1.318	01-25-26	21,958,815	1,751,310
Series K706, Class X1 IO	1.686	10-25-18	8,880,496	90,947
Series K707, Class X1 IO	1.653	12-25-18	3,113,591	34,344
Series K709, Class X1 IO	1.638	03-25-19	4,376,519	65,289
Series K710, Class X1 IO	1.864	05-25-19	3,503,868	66,353
Series K711, Class X1 IO	1.806	07-25-19	10,520,153	205,342
Series K715, Class X1 IO	1.272	01-25-21	37,666,537	1,098,469
Series K718, Class X1 IO	0.765	01-25-22	22,244,841	491,931
Series K720, Class X1 IO	0.656	08-25-22	66,775,810	1,371,161
Series K722, Class X1 IO	1.442	03-25-23	25,605,642	1,432,825
Series K725, Class A1	2.666	05-25-23	1,480,076	1,497,298
Federal National Mortgage Association
Series 1993-225, Class TK	6.500	12-25-23	345,138	362,050
Series 2011-32, Class CK	3.500	09-25-28	349,922	352,722

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND 14

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2012-120, Class AF (1 month LIBOR +
0.250%) (C)	1.578	02-25-32	1,286,378	$1,279,147
Series 2013-130, Class AG	4.000	10-25-43	4,104,872	4,255,728
Series 2014-28, Class BD	3.500	08-25-43	3,070,102	3,168,073
Series 2014-44, Class DA	3.000	07-25-36	1,426,922	1,430,760
Series 2015-M13, Class A2 (C)	2.802	06-25-25	1,500,000	1,491,907
Series 2016-40, Class MF (1 month LIBOR +
0.500%) (C)	1.828	07-25-46	1,041,019	1,044,184
Government National Mortgage Association
Series 2012-114, Class IO	0.809	01-16-53	2,087,593	106,306
Series 2015-7, Class IO	0.876	01-16-57	21,516,512	1,291,905
Series 2016-87, Class IO	1.007	08-16-58	2,308,954	177,726
Series 2017-109, Class IO	0.612	04-16-57	2,756,402	170,982
Series 2017-124, Class IO	0.705	01-16-59	3,394,448	240,275
Series 2017-140, Class IO	0.609	02-16-59	1,995,109	139,418
Series 2017-20, Class IO	0.749	12-16-58	4,288,995	286,864
Series 2017-3, Class IO	0.907	09-16-58	4,028,472	301,039
Series 2017-41, Class IO	0.792	07-16-58	2,928,467	208,552
Series 2017-46, Class IO	0.619	11-16-57	3,180,445	205,503
Series 2017-54, Class IO	0.681	12-16-58	20,845,916	1,409,978
Series 2017-61, Class IO	0.766	05-16-59	1,953,414	160,698
Series 2017-74, Class IO	0.781	09-16-58	3,568,968	232,912
Series 2017-89, Class IO	0.764	07-16-59	3,606,958	289,828
Asset backed securities 3.8%				$10,423,931
(Cost $10,370,994)
Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (1 month LIBOR +
0.240%) (B)(C)	1.569	07-25-36	430,798	429,344
Higher Education Funding I
Series 2005-1, Class A5 (3 month LIBOR +
0.160% (C)	1.622	02-25-32	1,500,000	1,495,540
Pennsylvania Higher Education Assistance Agency
Series 2006-2, Class A3 (3 month LIBOR +
0.130%) (C)	1.497	10-25-36	1,347,965	1,327,948
SBA Small Business Investment Companies
Series 2017-10A, Class 1	2.845	03-10-27	2,942,794	2,975,998
Structured Asset Securities Corp. Mortgage Loan
Trust
Series 2005-2XS, Class 2A2 (1 month LIBOR +
1.500%) (C)	2.742	02-25-35	256,045	251,972
TAL Advantage V LLC
Series 2014-1A, Class A (B)	3.510	02-22-39	243,750	243,308
Towd Point Mortgage Trust
Series 2017-1, Class A1 (B)(C)	2.750	10-25-56	187,797	188,190
Series 2017-2, Class A1 (B)(C)	2.750	04-25-57	151,869	152,058
Series 2017-3, Class A1 (B)(C)	2.750	07-25-57	1,882,837	1,884,056
Series 2017-5, Class A1 (1 month LIBOR +
0.600%) (B)(C)	1.929	02-25-57	1,472,228	1,475,517

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND 15

		Yield (%)	Shares	Value
Securities lending collateral 2.5%				$7,069,954
(Cost $7,070,000)
John Hancock Collateral Trust (D)		1.2290(E)	706,656	7,069,954
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.4%				$3,797,000
(Cost $3,797,000)
U.S. Government Agency 1.0%				2,670,000
Federal Agricultural Mortgage Corp. Discount Note	0.950	12-01-17	137,000	137,000
Federal Farm Credit Bank Discount Note	0.950	12-01-17	211,000	211,000
Federal Home Loan Bank Discount Note	0.700	12-01-17	426,000	426,000
Federal Home Loan Bank Discount Note	0.750	12-01-17	211,000	211,000
Federal Home Loan Bank Discount Note	0.900	12-01-17	1,685,000	1,685,000
			Par value^	Value
Repurchase agreement 0.4%				1,127,000
Barclays Tri-Party Repurchase Agreement dated 11-30-17 at 1.020%
to be repurchased at $947,027 on 12-1-17, collateralized by
$969,100 U.S. Treasury Notes, 1.250% due 11-15-18 (valued at
$965,968, including interest)			947,000	947,000
Repurchase Agreement with State Street Corp. dated 11-30-17 at
0.340% to be repurchased at $180,002 on 12-1-17,
collateralized by $175,000 U.S. Treasury Notes, 3.625% due
2-15-20 (valued at $183,814, including interest)			180,000	180,000
Total investments (Cost $282,931,955) 102.2%				$282,567,260
Other assets and liabilities, net (2.2%)				(6,087,092)
Total net assets 100.0%				$276,480,168
The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
(A)	A portion of this security is on loan as of 11-30-17.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 11-30-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

At 11-30-17, the aggregate cost of investments for federal income tax purposes was $283,603,204. Net unrealized depreciation aggregated to $1,035,944, of which $2,310,509 related to gross unrealized appreciation and $3,346,453 related to gross unrealized depreciation.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND 16

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-17 (unaudited)

Assets
Unaffiliated investments, at value (Cost $275,861,955) including $6,928,282 of securities loaned	$275,497,306
Affiliated investments, at value (Cost $7,070,000)	7,069,954
Cash	134
Receivable for fund shares sold	140,057
Interest receivable	1,264,287
Receivable for securities lending income	2,871
Receivable due from advisor	208
Other receivables and prepaid expenses	90,198
Total assets	284,065,015
Liabilities
Payable for fund shares repurchased	357,641
Payable upon return of securities loaned	7,070,000
Distributions payable	33,437
Payable to affiliates
Accounting and legal services fees	9,365
Transfer agent fees	24,218
Distribution and service fees	9,524
Trustees' fees	169
Other liabilities and accrued expenses	80,493
Total liabilities	7,584,847
Net assets	$276,480,168
Net assets consist of
Paid-in capital	$289,477,422
Accumulated distributions in excess of net investment income	(345,327)
Accumulated net realized gain (loss) on investments and futures contracts	(12,287,216)
Net unrealized appreciation (depreciation) on investments	(364,711)
Net assets	$276,480,168

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       17

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($237,099,503 ÷ 25,488,581 shares)[1]	$9.30
Class B ($2,027,401 ÷ 218,056 shares)[1]	$9.30
Class C ($11,414,368 ÷ 1,227,171 shares)[1]	$9.30
Class I ($4,174,909 ÷ 448,543 shares)	$9.31
Class R6 ($21,763,987 ÷ 2,337,966 shares)	$9.31
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$9.69

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       18

STATEMENT OF OPERATIONS   For the six months ended 11-30-17 (unaudited)

Investment income
Interest	$3,500,016
Securities lending	12,357
Total investment income	3,512,373
Expenses
Investment management fees	846,797
Distribution and service fees	379,428
Accounting and legal services fees	31,492
Transfer agent fees	157,326
Trustees' fees	2,716
State registration fees	52,379
Printing and postage	37,282
Professional fees	44,764
Custodian fees	19,816
Other	7,970
Total expenses	1,579,970
Less expense reductions	(152,964)
Net expenses	1,427,006
Net investment income	2,085,367
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(152,180)
Affiliated investments	(306)
Futures contracts	(16,046)
(168,532)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(2,505,078)
Affiliated investments	19
(2,505,059)
Net realized and unrealized loss	(2,673,591)
Decrease in net assets from operations	($588,224)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       19

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-17	Year ended 5-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$2,085,367	$4,352,211
Net realized loss	(168,532)	(105,729)
Change in net unrealized appreciation (depreciation)	(2,505,059)	(4,478,393)
Decrease in net assets resulting from operations	(588,224)	(231,911)
Distributions to shareholders
From net investment income
Class A	(2,415,134)	(5,724,794)
Class B	(13,425)	(44,382)
Class C	(73,494)	(218,751)
Class I1	(252,289)	(264,972)
Class R6[2]	(28,866)	—
Total distributions	(2,783,208)	(6,252,899)
From fund share transactions	(9,637,434)	(8,445,798)
Total decrease	(13,008,866)	(14,930,608)
Net assets
Beginning of period	289,489,034	304,419,642
End of period	$276,480,168	$289,489,034
Undistributed (accumulated distributions in excess of) net investment income	($345,327)	$352,514

[1]	The inception date for Class I shares is 9-9-16.
[2]	The inception date for Class R6 shares is 8-30-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       20

Financial highlights

Class A Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$9.41		$9.61	$9.64	$9.69	$9.78	$9.93
Net investment income[2]	0.07		0.14	0.15	0.15	0.16	0.17
Net realized and unrealized gain (loss) on investments	(0.09)		(0.14)	0.04	0.04	(0.01)	(0.04)
Total from investment operations	(0.02)		—	0.19	0.19	0.15	0.13
Less distributions
From net investment income	(0.09)		(0.20)	(0.22)	(0.24)	(0.24)	(0.28)
Net asset value, end of period	$9.30		$9.41	$9.61	$9.64	$9.69	$9.78
Total return (%)[3,4]	(0.19	) [5]	0.02	1.98	1.93	1.61	1.29
Ratios and supplemental data
Net assets, end of period (in millions)	$237		$249	$282	$275	$276	$316
Ratios (as a percentage of average net assets):
Expenses before reductions	1.09	[6]	1.12	1.10	1.09	1.11	1.12
Expenses including reductions	0.98	[6]	0.98	0.98	0.98	0.98	0.98
Net investment income	1.49	[6]	1.49	1.61	1.53	1.63	1.71
Portfolio turnover (%)	54		63	60	77	57	78

[1]	Six months ended 11-30-17. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       21

Class B Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	5-31-14		5-31-13
Per share operating performance
Net asset value, beginning of period	$9.41		$9.61	$9.64	$9.69	$9.78		$9.93
Net investment income[2]	0.03		0.07	0.08	0.07	0.08		0.09
Net realized and unrealized gain (loss) on investments	(0.08)		(0.14)	0.03	0.04	—	[3]	(0.04)
Total from investment operations	(0.05)		(0.07)	0.11	0.11	0.08		0.05
Less distributions
From net investment income	(0.06)		(0.13)	(0.14)	(0.16)	(0.17)		(0.20)
Net asset value, end of period	$9.30		$9.41	$9.61	$9.64	$9.69		$9.78
Total return (%)[4,5]	(0.58	) [6]	(0.76)	1.20	1.16	0.82		0.45
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$3	$4	$5	$6		$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.84	[7]	1.87	1.85	1.84	1.86		1.87
Expenses including reductions	1.77	[7]	1.77	1.75	1.74	1.77		1.81
Net investment income	0.68	[7]	0.70	0.84	0.77	0.81		0.88
Portfolio turnover (%)	54		63	60	77	57		78

[1]	Six months ended 11-30-17. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       22

Class C Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	5-31-14		5-31-13
Per share operating performance
Net asset value, beginning of period	$9.41		$9.61	$9.65	$9.69	$9.78		$9.94
Net investment income[2]	0.03		0.07	0.08	0.08	0.08		0.09
Net realized and unrealized gain (loss) on investments	(0.08)		(0.14)	0.02	0.04	—	[3]	(0.05)
Total from investment operations	(0.05)		(0.07)	0.10	0.12	0.08		0.04
Less distributions
From net investment income	(0.06)		(0.13)	(0.14)	(0.16)	(0.17)		(0.20)
Net asset value, end of period	$9.30		$9.41	$9.61	$9.65	$9.69		$9.78
Total return (%)[4,5]	(0.58	) [6]	(0.76)	1.09	1.26	0.82		0.35
Ratios and supplemental data
Net assets, end of period (in millions)	$11		$13	$18	$17	$17		$31
Ratios (as a percentage of average net assets):
Expenses before reductions	1.84	[7]	1.87	1.85	1.84	1.86		1.87
Expenses including reductions	1.77	[7]	1.77	1.75	1.74	1.77		1.81
Net investment income	0.68	[7]	0.70	0.84	0.77	0.81		0.88
Portfolio turnover (%)	54		63	60	77	57		78

[1]	Six months ended 11-30-17. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       23

Class I Shares Period ended	11-30-17	[1]	5-31-17	[2]
Per share operating performance
Net asset value, beginning of period	$9.42		$9.72
Net investment income[3]	0.08		0.12
Net realized and unrealized loss on investments	(0.09)		(0.26)
Total from investment operations	(0.01)		(0.14)
Less distributions
From net investment income	(0.10)		(0.16)
Total distributions	(0.10)		(0.16)
Net asset value, end of period	$9.31		$9.42
Total return (%)[4]	(0.08	) [5]	(1.46	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$4		$24
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	[6]	0.85	[6]
Expenses including reductions	0.77	[6]	0.75	[6]
Net investment income	1.62	[6]	1.73	[6]
Portfolio turnover (%)	54		63	[7]

[1]	Six months ended 11-30-17. Unaudited.
[2]	The inception date for Class I shares is 9-9-16.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	The portfolio turnover is shown for the period from 6-1-16 to 5-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       24

Class R6 Shares Period ended	11-30-17	[1]
Per share operating performance
Net asset value, beginning of period	$9.45
Net investment income[2]	0.06
Net realized and unrealized loss on investments	(0.15)
Total from investment operations	(0.09)
Less distributions
From net investment income	(0.05)
Total distributions	(0.05)
Net asset value, end of period	$9.31
Total return (%)[3]	(0.91	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$22
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	[5]
Expenses including reductions	0.67	[5]
Net investment income	2.40	[5]
Portfolio turnover (%)	54	[6]

[1]	The inception date for Class R6 shares is 8-30-17. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
[6]	The portfolio turnover is shown for the period from 6-1-17 to 8-30-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       25

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Government Income Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       26

As of November 30, 2017, all investments are categorized as Level 2 under the hierarchy described above, except for securities lending collateral, which is categorized as Level 1.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of November 30, 2017, the fund loaned securities valued at $6,928,282 and received $7,070,000 of cash collateral.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       27

may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the six months ended November 30, 2017, the fund had no borrowings under either line of credit. Commitment fees for the six months ended November 30, 2017 were $2,245.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2017, the fund has a capital loss carryforward of $11,502,146 available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of May 31, 2017:

Capital loss carryforward expiring at May 31	No expiration date
2018	Short term	Long term
$33,097	$5,430,368	$6,038,681

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As of May 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Margin requirements for exchange-traded transactions are set by the broker.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months November 30, 2017, the fund used futures contracts to manage the duration of the fund. The fund held futures contracts with notional values ranging up to $10.6 million. There were no open futures contracts as of November 30, 2017.

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2017:

Risk	Statement of operations location	Futures contracts
Interest rate	Net realized gain (loss)	($16,046)

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. Effective October 1, 2017, the fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.530% of the first $300 million of the fund's average daily net assets, (b) 0.450% of the next $700 million of the fund's average daily net assets, and (c) 0.430% of the fund's average daily net assets in excess of $1 billion. Prior to October 1, 2017, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.625% of the first $300 million of the fund's average daily net assets, (b) 0.450% of the next $700 million of the fund's average daily net assets, and (c) 0.430% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 0.98% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees and short dividend expense. The fee waiver and/or expense reimbursements will expire on September 30, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Prior to October 1, 2017, the Advisor had contractually agreed to limit the maximum annual management fee to 0.53% of the fund's average daily net assets. The expense limitation agreement was superseded by a management fee reduction.

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For six months ended November 30, 2017, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$138,467	Class I	$9,006
Class B	837	Class R6	105
Class C	4,549	Total	$152,964

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2017 were equivalent to a net annual effective rate of 0.49% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $179,968 for the six months ended November 30, 2017. Of this amount, $25,791 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $139,787 was paid as sales commissions to broker-dealers and $14,390 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2017, CDSCs received by the Distributor amounted to $351, $392 and $861 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated

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monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended November 30, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$305,999	$136,472
Class B	11,356	1,267
Class C	62,073	6,922
Class I	—	12,510
Class R6	—	155
Total	$379,428	$157,326

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balaced	Days outstanding	Weighted average interest rate	Interest income
Lender	$1,354,332	1	1.25%	$47

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2017 and for the year ended May 31, 2017 were as follows:

		Six months ended 11-30-17		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	926,125	$8,699,135	4,233,454	$40,557,719
Distributions reinvested	235,854	2,209,372	550,733	5,245,858
Repurchased	(2,162,861)	(20,296,304)	(7,652,462)	(72,757,058)
Net decrease	(1,000,882)	($9,387,797)	(2,868,275)	($26,953,481)
Class B shares
Sold	111	$1,044	17,509	$168,459
Distributions reinvested	1,242	11,629	3,775	35,989
Repurchased	(52,021)	(488,619)	(163,086)	(1,549,415)
Net decrease	(50,668)	($475,946)	(141,802)	($1,344,967)
Class C shares
Sold	74,115	$692,016	267,239	$2,555,705
Distributions reinvested	7,152	67,004	19,745	188,315
Repurchased	(255,796)	(2,397,960)	(795,672)	(7,540,264)
Net decrease	(174,529)	($1,638,940)	(508,688)	($4,796,244)

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		Six months ended 11-30-17		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class I shares[1]
Sold	594,278	$5,584,210	3,109,997	$29,553,069
Distributions reinvested	26,697	250,384	27,989	262,821
Repurchased	(2,760,839)	(25,844,252)	(549,579)	(5,166,996)
Net increase (decrease)	(2,139,864)	($20,009,658)	2,588,407	$24,648,894
Class R6 shares[2]
Sold	2,373,692	$22,208,742	—	—
Distributions reinvested	3,070	28,581	—	—
Repurchased	(38,796)	(362,416)	—	—
Net increase	2,337,966	$21,874,907	—	—
Total net decrease	(1,027,977)	($9,637,434)	(930,358)	($8,445,798)

1The inception date for Class I shares is 9-9-16.

2The inception date for Class R6 shares is 8-30-17.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $43,585,587 and $44,222,332, respectively, for the six months ended November 30, 2017. Purchases and sales of U.S. Treasury obligations aggregated $108,169,663 and $115,672,016 respectively, for the six months ended November 30, 2017.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Government Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services . Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance . In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the five-year period and underperformed its benchmark index for the one-, three- and ten-year periods ended December 31, 2016. The Board also noted that the fund outperformed its peer group average for the one-, five- and ten-year periods and underperformed its benchmark index for the three-year period ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the five-year period and to the peer group for the one-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or generally outperformed the historical performance of comparable funds.

Fees and expenses . The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and total expenses for the fund are equal to the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits . In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
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(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale . In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       37

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services . With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation . In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees . The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance . As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       38

Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or generally outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       39

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       40

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Government Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF418654	56SA 11/17 1/18

John Hancock

High Yield Fund

Semiannual report 11/30/17

A message to shareholders

Dear shareholder,

The divergent performance of bond markets over the latter half of 2017 highlights the need for a diversified approach to fixed income. Credit-sensitive sectors, including high-yield bonds and emerging-market debt, posted gains as investors grew increasingly optimistic about the economic outlook both in the United States and globally, particularly after the passage of sweeping tax reform in the U.S. Segments of the market more sensitive to interest-rate changes, meanwhile, posted muted gains or even losses, as was the case with certain U.S. Treasury securities. The pressures driving these markets could persist for some time: The U.S. Federal Reserve (Fed) continued to gradually normalize interest rates on the back of an improving economy, and that trend is expected to continue into 2018 under new Fed Chairman Jerome Powell.

Environments like these can be challenging for investors: The relative safety offered by high-quality bonds is often tested when rates rise, while the credit segments of the market can be more susceptible to economic volatility. Although there are no easy answers for income-seeking investors, your best resource, as always, is your financial advisor, who can help position your portfolio so that it is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the road.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
High Yield Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
26	Financial statements
30	Financial highlights
36	Notes to financial statements
48	Continuation of investment advisory and subadvisory agreements
54	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high current income. Capital appreciation is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/17 (%)

Class A shares (without sales charge)
ICE Bank of America Merrill Lynch U.S. High Yield Master II Index
Morningstar high yield bond fund category average
1.83
2.26
1.95
8.40
9.28
7.92
4.25
5.77
4.18
5.72
6.08
4.83
3.95
7.89
6.40
6 month (cumulative)
1 year
3 year
5 year
10 year

The ICE Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

High-yield bonds registered a gain

Despite brief intervals of volatility in the latter part of the period, the fund's benchmark, the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index, returned 2.26%.

The fund underperformed its benchmark

Although the fund finished with a positive return, it trailed the index due to a moderate shortfall in individual security selection.

Sector allocations were a small positive

The fund benefited from overweight positions in the banking and energy industries.

PORTFOLIO COMPOSITION AS OF 11/30/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income and capital gains from underlying investments and may vary in the future. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       3

Discussion of fund performance

An interview with Portfolio Manager John F. Addeo, CFA, Dennis F. McCafferty, CFA, and Caryn E. Rothman, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

John F. Addeo, CFA
Portfolio Manager
John Hancock Asset Management

Dennis F. McCafferty, CFA
Portfolio Manager
John Hancock Asset Management

Caryn E. Rothman, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the investment environment during the six months ended November 30, 2017?

High-yield bonds (generally those rated BB and below) posted a modest advance of 2.26% for the semiannual period, as gauged by the fund's benchmark, the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index. The majority of the return came from income, as price gains were relatively constrained by brief intervals of market weakness in both August and November.

Several factors combined to influence market performance during the period. On the positive side, high-yield bonds remained well supported by the backdrop of improving economic growth, favorable investor sentiment, and strong returns for equities and other higher-risk asset categories. Additionally, the continued gains in U.S. corporate earnings boosted company finances and helped keep the default rate well below the historical average. Not least, below-investment-grade bonds were aided by investors' continued preference for higher-yielding investments at a time of low rates on government issues.

Despite these positive factors, the low level of yields relative to U.S. Treasuries acted as a headwind to market performance. The yield spread of the fund's benchmark stood at 3.74 percentage points entering the reporting period, close to the lowest level of the decade, which was achieved in mid-2014. While the spread fell to 3.61 by November 30, 2017, the upside in prices was constrained by the relatively narrow yield advantage relative to lower-risk categories. (Falling spreads indicate investors' willingness to accept lower yields for the added risk of owning corporate debt instead of U.S. Treasuries.)

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       4

What aspects of the fund's positioning helped and hurt performance?

The fund, while producing a positive absolute return, nonetheless trailed the gain of the benchmark. Security selection was the primary reason for the shortfall, with a few select holdings weighing on returns. The bonds of Community Health Systems, Inc.— a leading operator of general acute care hospitals—slid after the company's weaker-than-expected earnings caused it to postpone an anticipated refinancing of some of its short-term debt. The telecommunications provider Windstream Corp. also saw its bonds decline in value after a large investor launched a court challenge to the company's decision to split itself into two parts. Believing Windstream will ultimately prevail in this legal dispute, we elected to hold on to the position with the bonds trading at what we see as undervalued levels. The fund lost some additional ground through an investment in the bonds of the cosmetics company Revlon Consumer Products Corp., which trailed the overall market after the company missed its third-quarter earnings estimates. While we reduced the size of the position, we believe Revlon has sufficient liquidity to recover. Our fairly conservative posture within the independent energy space was an additional detractor given the strength in the broader category.

The fund's asset allocation had a small positive impact on results, highlighted by overweight positions in the banking and energy industries. The overweight in banking reflected the value we saw in the category coming into this year, when yields were trading at elevated levels that failed to reflect the robust balance sheets for many companies in the industry. In energy, we emphasized pipeline operators since their earnings are based on volumes rather than the prices of the underlying commodities. The fund also benefited from our decision to underweight retailers, where

QUALITY COMPOSITION AS OF 11/30/17 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       5

fundamentals were deteriorating, as well as home builders, where very tight yield spreads indicated a limited degree of upside potential.

We also added value through positions in a number of individual issuers that performed well, including Ahern Rentals, Inc., whose bonds gained in price due to increased demand for large equipment. In addition, the debt of the magazine publisher Time, Inc. moved higher after the company received a buyout offer from a private investor. Fund performance was further helped by positions in Valeant Pharmaceuticals International, Inc. Valeant's debt traded down sharply in 2016 due to adverse headlines, but our credit research showed that its bonds were discounting far too much for bankruptcy risk. Viewing this disconnect as a buying opportunity, we established a position at depressed prices and the fund benefited as the bonds gradually recovered.

We retained an allocation of 13.8% outside of high yield, including, but not limited to, term loans, preferred stocks, and convertible bonds. These holdings reflect our effort to take advantage of what we see as the most compelling value opportunities along the capital structures of high-yield issuers. This aspect of our strategy had a small, positive effect on results.

How would you characterize the fund's positioning at period end?

We adopted an increasingly cautious approach as the reporting period progressed. After strong returns over the past two years, yield spreads have fallen toward historic lows and absolute yields have declined to low levels compared to historical norms. We are also mindful of the fact that the current economic expansion—which has now exceeded eight years in duration—is extremely long compared with the post-WWII average of approximately fifty-seven months. While we don't see an immediate threat to the fundamental backdrop, we also recognize that the risk/reward profile in high yield has become less attractive.

With this as background, we have adopted an increasingly defensive approach to managing the portfolio. For example, we held a fairly low position in lower-rated CCC issues, and we kept duration

TOP 10 ISSUERS AS OF 11/30/17 (%)

Avaya, Inc.	1.9
CCO Holdings LLC	1.7
Valeant Pharmaceuticals International, Inc.	1.6
HCA, Inc.	1.5
Citigroup, Inc.	1.4
Sirius XM Radio, Inc.	1.3
Teck Resources, Ltd.	1.2
Cheniere Corpus Christi Holdings LLC	1.2
Sprint Corp.	1.2
Andeavor Logistics LP	1.1
TOTAL	14.1
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       6

(interest-rate sensitivity) below that of the benchmark. The fund's duration stood at 3.46 years at the close of the period, which compared with 3.92 for the index. Additionally, we continued to hedge a portion of the portfolio by buying protection (through credit default swaps) on a number of investment-grade issuers where yield spreads were extremely narrow. Such positions may not track the high-yield market perfectly, but we believe they represent a way to manage risk while capitalizing on elevated valuations in certain segments of the investment-grade space.

Although we retain a cautious approach overall, it's important to keep in mind that high yield is a diverse asset class with a broad set of opportunities at the individual security level. We therefore continue to see market volatility as a chance to rotate the portfolio into bonds we believe provide attractive risk-adjusted return potential. For instance, we have found a growing number of ideas in the technology sector, where many companies are experiencing steady improvements in their free cash flow. We think this emphasis on security selection—specifically, the identification of issues that may benefit from an upgrade to their credit ratings—could emerge as a key element of portfolio performance at a time when the broader market appears to have more limited upside potential.

MANAGED BY

John F. Addeo, CFA On the fund since 2012 Investing since 1984
Dennis F. McCafferty, CFA On the fund since 2009 Investing since 1995
Caryn E. Rothman, CFA On the fund since 2017 Investing since 1996

COUNTRY COMPOSITION AS OF 11/30/17 (%)

United States	84.5
Canada	5.5
Luxembourg	2.5
United Kingdom	2.0
Netherlands	1.8
France	1.7
Other countries	2.0
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of John F. Addeo, CFA, Dennis F. McCafferty, CFA, and Caryn E. Rothman, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  NOVEMBER 30, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	6-month	5-year	10-year	as of 11-30-17	as of 11-30-17
Class A	4.14	4.88	3.53	-2.31	26.87	41.46	4.50	4.49
Class B	2.60	4.60	3.35	-3.51	25.19	39.08	3.95	3.94
Class C	6.61	4.94	3.18	0.46	27.25	36.73	3.94	3.93
Class I2	8.70	5.95	4.24	1.96	33.51	51.41	4.95	4.94
Class R6[2,3]	8.81	5.76	3.96	2.01	32.29	47.51	5.05	5.04
Class NAV[2,3]	8.82	6.07	4.12	2.02	34.24	49.69	5.06	5.05
Index†	9.28	6.08	7.89	2.26	34.30	113.65	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6	Class NAV
Gross / Net (%)	0.96	1.71	1.71	0.70	0.61	0.59

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock High Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	11-30-07	13,908	13,908	21,365
Class C4	11-30-07	13,673	13,673	21,365
Class I2,3	11-30-07	15,141	15,141	21,365
Class R6[2,3]	11-30-07	14,751	14,751	21,365
Class NAV[2,3]	11-30-07	14,969	14,969	21,365

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The ICE Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	Class R6 shares were first offered on 10-31-16; Class NAV shares were first offered on 10-21-13. Returns prior to these dates are those of Class A shares except they do not include sales charges, and have not been adjusted for class-specific expenses; otherwise returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2017, with the same investment held until November 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2017, with the same investment held until November 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 6-1-2017	Ending value on 11-30-2017	Expenses paid during period ended 11-30-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,018.30	$4.71	0.93%
	Hypothetical example for comparison purposes	1,000.00	1,020.40	4.71	0.93%
Class B	Actual expenses/actual returns	1,000.00	1,014.50	8.48	1.68%
	Hypothetical example for comparison purposes	1,000.00	1,016.60	8.49	1.68%
Class C	Actual expenses/actual returns	1,000.00	1,014.50	8.48	1.68%
	Hypothetical example for comparison purposes	1,000.00	1,016.60	8.49	1.68%
Class I	Actual expenses/actual returns	1,000.00	1,019.60	3.44	0.68%
	Hypothetical example for comparison purposes	1,000.00	1,021.70	3.45	0.68%
Class R6	Actual expenses/actual returns	1,000.00	1,020.10	2.94	0.58%
	Hypothetical example for comparison purposes	1,000.00	1,022.20	2.94	0.58%
Class NAV	Actual expenses/actual returns	1,000.00	1,020.20	2.89	0.57%
	Hypothetical example for comparison purposes	1,000.00	1,022.20	2.89	0.57%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       11

Fund’s investments

AS OF 11-30-17 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 86.2%				$817,898,054
(Cost $791,617,565)
Consumer discretionary 16.6%				157,264,350
Auto components 1.0%
Adient Global Holdings, Ltd. (A)	4.875	08-15-26	3,710,000	3,805,050
ZF North America Capital, Inc. (A)	4.750	04-29-25	5,320,000	5,667,822
Automobiles 0.3%
Mclaren Finance PLC (A)	5.750	08-01-22	2,960,000	3,019,200
Hotels, restaurants and leisure 2.8%
Chester Downs & Marina LLC (A)	9.250	02-01-20	5,520,000	5,654,688
Eldorado Resorts, Inc.	7.000	08-01-23	6,330,000	6,796,838
Hilton Grand Vacations Borrower LLC (A)	6.125	12-01-24	3,380,000	3,684,200
International Game Technology PLC (A)	6.500	02-15-25	6,660,000	7,500,825
Scientific Games International, Inc. (A)	7.000	01-01-22	2,920,000	3,080,600
Waterford Gaming LLC (A)(B)(C)	8.625	09-15-14	1,649,061	0
Household durables 0.5%
Beazer Homes USA, Inc. (A)	5.875	10-15-27	1,925,000	1,929,813
Tempur Sealy International, Inc.	5.500	06-15-26	2,815,000	2,881,856
Internet and direct marketing retail 0.3%
Netflix, Inc. (A)	4.875	04-15-28	3,350,000	3,303,938
Media 10.8%
Altice Financing SA (A)	7.500	05-15-26	7,500,000	7,837,500
AMC Entertainment Holdings, Inc.	5.875	11-15-26	5,460,000	5,343,975
AMC Entertainment Holdings, Inc.	6.125	05-15-27	3,200,000	3,172,000
Cablevision Systems Corp.	8.000	04-15-20	4,500,000	4,815,000
CCO Holdings LLC (A)	5.000	02-01-28	3,300,000	3,217,500
CCO Holdings LLC	5.125	02-15-23	7,100,000	7,277,500
CCO Holdings LLC (A)	5.125	05-01-27	5,215,000	5,166,109
Cengage Learning, Inc. (A)	9.500	06-15-24	5,530,000	4,949,350
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	4,980,000	5,036,025
EMI Music Publishing Group North America
Holdings, Inc. (A)	7.625	06-15-24	2,050,000	2,265,250
iHeartCommunications, Inc.	10.625	03-15-23	1,500,000	1,076,250
Lions Gate Entertainment Corp. (A)	5.875	11-01-24	5,130,000	5,418,563
MDC Partners, Inc. (A)	6.500	05-01-24	8,055,000	8,095,275
MHGE Parent LLC (8.500% Cash or 9.250%
PIK) (A)	8.500	08-01-19	4,400,000	4,400,000
National CineMedia LLC	6.000	04-15-22	2,520,000	2,551,500
Sirius XM Radio, Inc. (A)	5.000	08-01-27	2,812,000	2,843,635
Sirius XM Radio, Inc. (A)	5.375	04-15-25	5,250,000	5,520,638
Sirius XM Radio, Inc. (A)	6.000	07-15-24	3,790,000	4,022,138
Time, Inc. (A)	7.500	10-15-25	3,710,000	4,349,975
Viacom, Inc. (6.250% to 2-28-27, then 3 month
LIBOR + 3.899%)	6.250	02-28-57	2,900,000	2,827,500

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND 12

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Virgin Media Finance PLC (A)	6.375	04-15-23	4,500,000	$4,663,125
WMG Acquisition Corp. (A)	5.000	08-01-23	1,550,000	1,604,250
WMG Acquisition Corp. (A)	6.750	04-15-22	5,350,000	5,600,755
Specialty retail 0.5%
goeasy, Ltd. (A)	7.875	11-01-22	2,815,000	2,945,194
Group 1 Automotive, Inc. (A)	5.250	12-15-23	1,485,000	1,536,975
Textiles, apparel and luxury goods 0.4%
PVH Corp.	4.500	12-15-22	3,345,000	3,403,538
Consumer staples 3.3%				30,959,214
Food and staples retailing 0.9%
Rite Aid Corp. (A)	6.125	04-01-23	6,000,000	5,550,000
Simmons Foods, Inc. (A)	5.750	11-01-24	2,850,000	2,827,770
Food products 0.9%
FAGE International SA (A)	5.625	08-15-26	1,960,000	1,950,200
Post Holdings, Inc. (A)	5.500	03-01-25	2,655,000	2,757,881
Post Holdings, Inc. (A)	5.625	01-15-28	1,900,000	1,914,250
TreeHouse Foods, Inc. (A)	6.000	02-15-24	1,920,000	2,008,800
Household products 0.7%
Kronos Acquisition Holdings, Inc. (A)	9.000	08-15-23	3,410,000	3,205,400
Spectrum Brands, Inc.	6.625	11-15-22	3,500,000	3,631,250
Personal products 0.4%
Revlon Consumer Products Corp.	6.250	08-01-24	6,425,000	3,887,125
Tobacco 0.4%
Vector Group, Ltd. (A)	6.125	02-01-25	3,095,000	3,226,538
Energy 14.0%				133,047,145
Energy equipment and services 0.8%
CSI Compressco LP	7.250	08-15-22	6,005,000	5,674,725
Diamond Offshore Drilling, Inc.	7.875	08-15-25	1,560,000	1,626,300
Oil, gas and consumable fuels 13.2%
Andeavor Logistics LP	5.250	01-15-25	3,885,000	4,098,675
Andeavor Logistics LP	6.250	10-15-22	1,650,000	1,752,795
Andeavor Logistics LP	6.375	05-01-24	4,400,000	4,791,600
Antero Resources Corp.	5.125	12-01-22	3,565,000	3,654,125
Blue Racer Midstream LLC (A)	6.125	11-15-22	2,480,000	2,573,000
Cheniere Corpus Christi Holdings LLC (A)	5.125	06-30-27	2,175,000	2,248,406
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25	4,460,000	4,833,525
Cheniere Corpus Christi Holdings LLC	7.000	06-30-24	3,745,000	4,250,575
Chesapeake Energy Corp. (A)	8.000	06-15-27	3,665,000	3,509,238
Denbury Resources, Inc.	4.625	07-15-23	5,375,000	3,251,875
Energy Transfer Equity LP	5.500	06-01-27	4,590,000	4,785,075
Gulfport Energy Corp.	6.375	05-15-25	3,255,000	3,279,413
Gulfport Energy Corp. (A)	6.375	01-15-26	2,810,000	2,824,050

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND 13

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Laredo Petroleum, Inc.	6.250	03-15-23	2,890,000	$2,969,475
Murphy Oil Corp.	6.875	08-15-24	3,330,000	3,583,913
Newfield Exploration Company	5.375	01-01-26	3,050,000	3,248,250
Newfield Exploration Company	5.750	01-30-22	4,660,000	4,980,375
Oasis Petroleum, Inc.	6.875	03-15-22	3,325,000	3,387,344
Parsley Energy LLC (A)	5.375	01-15-25	1,690,000	1,711,125
PBF Holding Company LLC (A)	7.250	06-15-25	3,605,000	3,794,263
Plains All American Pipeline LP (6.125% to
11-15-22, then 3 month LIBOR + 4.110%) (D)	6.125	11-15-22	5,275,000	5,215,656
Sabine Pass Liquefaction LLC	5.875	06-30-26	2,880,000	3,230,118
Sable Permian Resources LLC (A)	7.125	11-01-20	2,240,000	1,836,800
Sanchez Energy Corp.	6.125	01-15-23	4,770,000	4,024,688
SM Energy Company	5.625	06-01-25	4,195,000	4,037,688
SM Energy Company	6.750	09-15-26	2,555,000	2,583,744
Tallgrass Energy Partners LP (A)	5.500	09-15-24	4,345,000	4,507,938
Tapstone Energy LLC (A)	9.750	06-01-22	2,740,000	2,424,900
Teekay Offshore Partners LP	6.000	07-30-19	2,629,000	2,615,855
The Williams Companies, Inc.	4.550	06-24-24	2,435,000	2,523,269
Ultra Resources, Inc. (A)	7.125	04-15-25	1,125,000	1,125,000
Whiting Petroleum Corp.	5.750	03-15-21	3,300,000	3,316,500
Whiting Petroleum Corp.	6.250	04-01-23	2,585,000	2,585,000
Williams Partners LP	4.875	03-15-24	7,565,000	7,876,754
WPX Energy, Inc.	5.250	09-15-24	4,165,000	4,092,113
WPX Energy, Inc.	6.000	01-15-22	4,100,000	4,223,000
Financials 11.4%				107,720,531
Banks 5.0%
Citigroup, Inc. (5.800% to 11-15-19, then 3 month
LIBOR + 4.093%) (D)	5.800	11-15-19	5,000,000	5,186,500
Citigroup, Inc. (5.875% to 3-27-20, then 3 month
LIBOR + 4.059%) (D)	5.875	03-27-20	3,855,000	4,038,113
Citigroup, Inc. (5.950% to 1-30-23, then 3 month
LIBOR + 4.069%) (D)	5.950	01-30-23	975,000	1,047,638
Citigroup, Inc. (6.125% to 11-15-20, then 3 month
LIBOR + 4.478%) (D)	6.125	11-15-20	3,000,000	3,199,650
Credit Agricole SA (8.125% to 12-23-25, then 5
Year U.S. Swap Rate + 6.185%) (A)(D)	8.125	12-23-25	3,225,000	3,872,419
Freedom Mortgage Corp. (A)	8.125	11-15-24	4,600,000	4,784,000
ING Groep NV (6.500% to 4-16-25, then 5 Year
U.S. Swap Rate + 4.446%) (D)	6.500	04-16-25	4,455,000	4,849,268
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3
month LIBOR + 3.800%) (D)	5.300	05-01-20	3,000,000	3,127,500
Lloyds Banking Group PLC (7.500% to 6-27-24,
then 5 Year U.S. Swap Rate + 4.760%) (D)	7.500	06-27-24	4,295,000	4,864,088
Societe Generale SA (7.375% to 9-13-21, then 5
Year U.S. Swap Rate + 6.238%) (A)(D)	7.375	09-13-21	3,715,000	4,026,131

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND 14

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Wells Fargo & Company, Series U (5.875% to
6-15-25, then 3 month LIBOR + 3.990%) (D)	5.875	06-15-25	7,505,000	$8,330,515
Capital markets 0.9%
Morgan Stanley (5.550% to 7-15-20, then 3 month
LIBOR + 3.810%) (D)	5.550	07-15-20	5,990,000	6,237,387
The Goldman Sachs Group, Inc. (5.375% to
5-10-20, then 3 month LIBOR + 3.922%) (D)	5.375	05-10-20	2,500,000	2,589,000
Consumer finance 1.1%
Credit Acceptance Corp.	6.125	02-15-21	3,271,000	3,315,976
Enova International, Inc. (A)	8.500	09-01-24	2,850,000	2,921,250
Enova International, Inc.	9.750	06-01-21	2,363,000	2,504,780
Springleaf Finance Corp.	6.125	05-15-22	1,660,000	1,722,250
Diversified financial services 1.2%
ASP AMC Merger Sub, Inc. (A)	8.000	05-15-25	3,355,000	3,279,513
Exela Intermediate LLC (A)	10.000	07-15-23	4,365,000	4,097,644
Lincoln Finance, Ltd. (A)	7.375	04-15-21	1,955,000	2,047,863
Trident Merger Sub, Inc. (A)	6.625	11-01-25	1,980,000	1,972,575
Insurance 0.3%
Ardonagh Midco 3 PLC (A)	8.625	07-15-23	2,190,000	2,282,812
Mortgage real estate investment trusts 0.5%
Starwood Property Trust, Inc.	5.000	12-15-21	4,315,000	4,492,994
Thrifts and mortgage finance 2.4%
Ladder Capital Finance Holdings LLLP (A)	5.875	08-01-21	5,860,000	6,006,500
MGIC Investment Corp.	5.750	08-15-23	4,940,000	5,396,950
Nationstar Mortgage LLC	6.500	08-01-18	1,385,000	1,385,000
Nationstar Mortgage LLC	6.500	06-01-22	5,100,000	5,151,000
Radian Group, Inc.	4.500	10-01-24	1,655,000	1,701,009
Radian Group, Inc.	7.000	03-15-21	806,000	905,743
Stearns Holdings LLC (A)	9.375	08-15-20	2,290,000	2,384,463
Health care 8.3%				79,054,898
Health care providers and services 6.4%
Centene Corp.	6.125	02-15-24	3,190,000	3,413,300
Community Health Systems, Inc.	5.125	08-01-21	3,575,000	3,342,625
Community Health Systems, Inc.	6.250	03-31-23	2,270,000	2,122,450
Community Health Systems, Inc.	6.875	02-01-22	1,515,000	912,788
Community Health Systems, Inc.	8.000	11-15-19	3,745,000	3,356,456
DaVita, Inc.	5.125	07-15-24	4,575,000	4,655,063
HCA, Inc.	5.250	06-15-26	2,735,000	2,899,100
HCA, Inc.	5.375	02-01-25	9,640,000	10,001,501
HCA, Inc.	7.500	02-15-22	1,100,000	1,241,790
HealthSouth Corp.	5.750	11-01-24	4,035,000	4,130,831
LifePoint Health, Inc.	5.875	12-01-23	5,170,000	5,260,475
MEDNAX, Inc. (A)	5.250	12-01-23	4,580,000	4,694,500

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND 15

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
Select Medical Corp.	6.375	06-01-21	5,365,000	$5,505,831
Team Health Holdings, Inc. (A)	6.375	02-01-25	5,610,000	5,077,050
Tenet Healthcare Corp.	6.750	06-15-23	4,360,000	4,076,600
Pharmaceuticals 1.9%
Mallinckrodt International Finance SA (A)	5.500	04-15-25	3,295,000	2,776,038
Valeant Pharmaceuticals International, Inc. (A)	5.500	03-01-23	1,625,000	1,391,406
Valeant Pharmaceuticals International, Inc. (A)	5.500	11-01-25	3,790,000	3,827,900
Valeant Pharmaceuticals International, Inc. (A)	5.875	05-15-23	4,875,000	4,259,531
Valeant Pharmaceuticals International, Inc. (A)	6.125	04-15-25	3,055,000	2,619,663
Valeant Pharmaceuticals International, Inc. (A)	6.375	10-15-20	3,490,000	3,490,000
Industrials 4.1%				38,790,065
Airlines 0.4%
Air Canada 2013-1 Class C Pass Through Trust (A)	6.625	05-15-18	3,450,000	3,506,063
Building products 0.2%
Builders FirstSource, Inc. (A)	10.750	08-15-23	2,000,000	2,255,000
Commercial services and supplies 0.5%
LSC Communications, Inc. (A)	8.750	10-15-23	3,365,000	3,457,538
Tervita Escrow Corp. (A)	7.625	12-01-21	1,595,000	1,614,938
Construction and engineering 0.9%
AECOM	5.125	03-15-27	3,275,000	3,338,208
AECOM	5.750	10-15-22	5,000,000	5,212,500
Professional services 0.2%
Equifax, Inc.	3.250	06-01-26	2,245,000	2,117,104
Road and rail 0.3%
The Kenan Advantage Group, Inc. (A)	7.875	07-31-23	2,290,000	2,370,150
Trading companies and distributors 1.6%
AerCap Global Aviation Trust (6.500% to 6-15-25,
then 3 month LIBOR + 4.300%) (A)	6.500	06-15-45	2,175,000	2,370,750
Ahern Rentals, Inc. (A)	7.375	05-15-23	5,830,000	5,516,638
Aircastle, Ltd.	5.125	03-15-21	2,170,000	2,297,488
United Rentals North America, Inc.	5.500	07-15-25	4,450,000	4,733,688
Information technology 4.6%				43,801,244
Communications equipment 0.4%
Avaya, Inc. (A)(B)	10.500	03-01-21	15,845,000	911,088
CommScope Technologies LLC (A)	5.000	03-15-27	2,905,000	2,926,758
Electronic equipment, instruments and components 0.8%
Ingram Micro, Inc.	5.450	12-15-24	4,630,000	4,695,377
TTM Technologies, Inc. (A)	5.625	10-01-25	2,500,000	2,565,625
Internet software and services 0.6%
Match Group, Inc. (A)	5.000	12-15-27	1,800,000	1,813,500
Match Group, Inc.	6.375	06-01-24	3,877,000	4,182,314

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND 16

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment 1.3%
Advanced Micro Devices, Inc.	7.000	07-01-24	4,895,000	$5,115,275
Entegris, Inc. (A)	4.625	02-10-26	1,800,000	1,838,250
NXP BV (A)	4.625	06-01-23	5,455,000	5,762,717
Software 1.0%
First Data Corp. (A)	5.750	01-15-24	2,725,000	2,827,188
j2 Cloud Services LLC (A)	6.000	07-15-25	3,351,000	3,485,040
RP Crown Parent LLC (A)	7.375	10-15-24	2,544,000	2,652,120
Technology hardware, storage and peripherals 0.5%
NCR Corp.	5.875	12-15-21	2,665,000	2,739,354
NCR Corp.	6.375	12-15-23	2,170,000	2,286,638
Materials 10.2%				97,094,910
Chemicals 2.8%
Ashland LLC	6.875	05-15-43	2,710,000	3,041,975
NOVA Chemicals Corp. (A)	5.250	08-01-23	7,000,000	7,201,250
Platform Specialty Products Corp. (A)	5.875	12-01-25	1,950,000	1,964,625
Platform Specialty Products Corp. (A)	6.500	02-01-22	4,410,000	4,558,838
Rain CII Carbon LLC (A)	8.250	01-15-21	1,430,000	1,469,325
The Chemours Company	6.625	05-15-23	3,157,000	3,338,528
Tronox Finance LLC (A)	7.500	03-15-22	2,265,000	2,372,588
Tronox Finance PLC (A)	5.750	10-01-25	2,200,000	2,288,000
Construction materials 0.8%
Standard Industries, Inc. (A)	5.375	11-15-24	5,765,000	6,067,663
Standard Industries, Inc. (A)	6.000	10-15-25	1,960,000	2,112,292
Containers and packaging 1.5%
ARD Finance SA (7.125% Cash or 7.875% PIK)	7.125	09-15-23	3,725,000	3,948,128
Cascades, Inc. (A)	5.500	07-15-22	3,751,000	3,868,219
Reynolds Group Issuer, Inc.	5.750	10-15-20	3,020,000	3,070,963
Reynolds Group Issuer, Inc. (A)	7.000	07-15-24	3,200,000	3,433,360
Metals and mining 4.4%
ArcelorMittal	6.750	02-25-22	2,170,000	2,452,100
Coeur Mining, Inc.	5.875	06-01-24	3,470,000	3,443,975
First Quantum Minerals, Ltd. (A)	7.250	05-15-22	5,075,000	5,265,313
First Quantum Minerals, Ltd. (A)	7.500	04-01-25	2,450,000	2,600,063
FMG Resources August 2006 Pty, Ltd. (A)	4.750	05-15-22	1,515,000	1,539,604
FMG Resources August 2006 Pty, Ltd. (A)	5.125	05-15-24	1,800,000	1,847,250
FMG Resources August 2006 Pty, Ltd. (A)	9.750	03-01-22	1,805,000	2,008,063
Freeport-McMoRan, Inc.	6.875	02-15-23	6,130,000	6,666,375
Signode Industrial Group Lux SA (A)	6.375	05-01-22	4,410,000	4,536,788
Teck Resources, Ltd.	6.250	07-15-41	6,675,000	7,609,500
Teck Resources, Ltd. (A)	8.500	06-01-24	3,300,000	3,745,500
Paper and forest products 0.7%
Norbord, Inc. (A)	6.250	04-15-23	6,110,000	6,644,625

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND 17

	Rate (%)	Maturity date	Par value^	Value
Real estate 1.7%				$16,083,808
Equity real estate investment trusts 1.4%
Iron Mountain, Inc.	6.000	08-15-23	1,850,000	1,938,430
SBA Communications Corp.	4.875	07-15-22	4,785,000	4,952,475
Uniti Group LP (A)	7.125	12-15-24	2,040,000	1,851,300
Uniti Group LP	8.250	10-15-23	4,710,000	4,509,825
Real estate management and development 0.3%
Rialto Holdings LLC (A)	7.000	12-01-18	1,751,000	1,755,378
Williams Scotsman International, Inc. (A)	7.875	12-15-22	1,040,000	1,076,400
Telecommunication services 8.9%				84,717,482
Diversified telecommunication services 5.1%
CSC Holdings LLC (A)	5.500	04-15-27	3,030,000	3,071,663
Frontier Communications Corp.	6.250	09-15-21	4,150,000	3,066,850
Frontier Communications Corp.	7.125	01-15-23	4,500,000	3,150,000
Frontier Communications Corp.	11.000	09-15-25	2,330,000	1,788,275
GCI, Inc.	6.875	04-15-25	4,130,000	4,429,425
Intelsat Jackson Holdings SA	7.500	04-01-21	2,000,000	1,862,500
Intelsat Jackson Holdings SA (A)	8.000	02-15-24	2,361,000	2,496,758
Radiate Holdco LLC (A)	6.625	02-15-25	3,885,000	3,719,888
SFR Group SA (A)	6.250	05-15-24	3,625,000	3,588,750
SFR Group SA (A)	7.375	05-01-26	4,600,000	4,634,500
UPC Holding BV (A)	5.500	01-15-28	6,635,000	6,601,825
West Corp. (A)	8.500	10-15-25	2,840,000	2,765,450
Windstream Services LLC (A)	6.375	08-01-23	2,700,000	1,741,500
Windstream Services LLC / Windstream Finance
Corp. (A)	8.625	10-31-25	5,895,000	5,733,005
Wireless telecommunication services 3.8%
Digicel, Ltd. (A)	6.000	04-15-21	2,355,000	2,273,258
Digicel, Ltd. (A)	6.750	03-01-23	2,305,000	2,235,850
Sprint Communications, Inc.	6.000	11-15-22	4,980,000	5,023,575
Sprint Communications, Inc.	7.000	08-15-20	765,000	816,638
Sprint Communications, Inc.	11.500	11-15-21	1,600,000	1,944,000
Sprint Corp.	7.125	06-15-24	6,075,000	6,299,016
Sprint Corp.	7.875	09-15-23	4,465,000	4,811,038
T-Mobile USA, Inc.	6.500	01-15-26	4,725,000	5,178,269
T-Mobile USA, Inc.	6.625	04-01-23	3,205,000	3,352,110
Wind Tre SpA (A)	5.000	01-20-26	4,315,000	4,133,339
Utilities 3.1%				29,364,407
Gas utilities 1.1%
AmeriGas Partners LP	5.500	05-20-25	2,900,000	2,939,875
AmeriGas Partners LP	5.625	05-20-24	4,150,000	4,336,750
AmeriGas Partners LP	5.750	05-20-27	2,650,000	2,676,500
Independent power and renewable electricity producers 2.0%
Dynegy, Inc.	5.875	06-01-23	2,735,000	2,823,888
NRG Energy, Inc.	6.250	07-15-22	3,020,000	3,144,575

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND 18

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers (continued)
NRG Energy, Inc.	6.625	01-15-27	3,100,000	$3,340,250
NRG Energy, Inc.	7.250	05-15-26	2,155,000	2,373,194
NRG Yield Operating LLC	5.375	08-15-24	7,450,000	7,729,375
Convertible bonds 0.5%				$4,738,619
(Cost $4,703,125)
Consumer discretionary 0.2%				1,886,719
Internet and catalog retail 0.2%
Liberty Expedia Holdings, Inc. (A)	1.000	06-30-47	1,875,000	1,886,719
Information technology 0.1%				1,348,750
Semiconductors and semiconductor equipment 0.1%
Cypress Semiconductor Corp. (A)	2.000	02-01-23	1,300,000	1,348,750
Telecommunication services 0.2%				1,503,150
Wireless telecommunication services 0.2%
Clearwire Communications LLC (A)	8.250	12-01-40	1,500,000	1,503,150
Capital preferred securities 0.4%				$4,268,525
(Cost $4,255,813)
Financials 0.4%				4,268,525
Banks 0.3%
Wachovia Capital Trust III (Greater of 3 month
LIBOR + 0.930% or 5.570%) (D)(E)	5.570	01-02-18	2,900,000	2,921,025
Diversified financial services 0.1%
ILFC E-Capital Trust II (Highest of 3 month LIBOR/10
Year CMT/30 Year CMT + 1.800%) (A)(E)	4.610	12-21-65	1,400,000	1,347,500
Term loans (F) 4.5%				$42,257,321
(Cost $45,021,517)
Consumer discretionary 0.5%				4,757,509
Hotels, restaurants and leisure 0.0%
Fontainebleau Las Vegas Holdings LLC (B)(C)	3.250	06-06-18	757,938	0
Fontainebleau Las Vegas Holdings LLC (B)(C)	4.316	06-06-18	1,618,638	0
Media 0.2%
Urban One, Inc. (3 month LIBOR + 4.000%)	5.340	04-18-23	2,373,075	2,319,681
Multiline retail 0.3%
Neiman Marcus Group, Ltd. LLC (G)	TBD	10-25-20	2,992,228	2,437,828
Energy 0.2%				2,039,888
Oil, gas and consumable fuels 0.2%
Ultra Resources, Inc. (3 month LIBOR + 3.000%)	4.413	04-12-24	2,045,000	2,039,888
Industrials 1.3%				12,467,153
Aerospace and defense 1.0%
Jazz Acquisition, Inc. (3 month LIBOR + 3.500%)	4.833	06-19-21	1,564,749	1,520,154

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND 19

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Aerospace and defense (continued)
WP CPP Holdings LLC (1 and 3 month LIBOR +
3.500%)	4.881	12-28-19	6,989,846	$6,919,948
WP CPP Holdings LLC (3 month LIBOR + 7.750%)	9.130	04-30-21	1,400,000	1,375,500
Building products 0.3%
Builders FirstSource, Inc. (3 month LIBOR +
3.000%)	4.333	02-29-24	2,641,645	2,651,551
Information technology 2.0%				19,130,024
Communications equipment 1.4%
Avaya, Inc. (G)	TBD	11-08-24	1,850,000	1,823,897
Avaya, Inc. (B)	6.250	05-29-20	13,912,554	10,602,479
Avaya, Inc. (1 week LIBOR + 7.500%)	8.702	01-24-18	615,000	614,668
Internet software and services 0.3%
Ancestry.com Operations, Inc. (3 month LIBOR +
3.250%)	4.500	10-19-23	3,373,920	3,389,744
IT services 0.3%
NeuStar, Inc. (3 month LIBOR + 8.000%)	9.397	08-08-25	2,675,000	2,699,236
Materials 0.3%				2,191,280
Construction materials 0.3%
Doncasters US Finance LLC (3 month LIBOR +
8.250%)	9.583	10-09-20	2,361,293	2,191,280
Telecommunication services 0.2%				1,671,467
Diversified telecommunication services 0.2%
Windstream Services LLC (1 and 3 month LIBOR +
4.000%)	5.270	03-29-21	1,778,156	1,671,467
Collateralized mortgage obligations 0.7%				$6,220,873
(Cost $2,468,369)
Commercial and residential 0.7%				6,220,873
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class F (1 month LIBOR +
3.500%) (A)(E)	4.739	09-15-26	1,000,000	998,930
CGBAM Commercial Mortgage Trust
Series 2015-SMRT, Class F (A)(E)	3.912	04-10-28	1,500,000	1,484,323
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	89,663,115	1,385,923
Series 2007-4, Class ES IO	0.350	07-19-47	94,740,783	1,369,099
Series 2007-6, Class ES IO (A)	0.342	08-19-37	77,223,983	982,598
Asset backed securities 0.3%				$2,992,583
(Cost $2,885,300)
Asset backed securities 0.3%				2,992,583
Coinstar Funding LLC
Series 2017-1A, Class A2 (A)	5.216	04-25-47	597,000	620,989

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND 20

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Driven Brands Funding LLC
Series 2015-1A, Class A2 (A)	5.216	07-20-45	2,288,300	$2,371,594

	Shares	Value
Common stocks 0.3%		$2,393,819
(Cost $11,216,481)
Consumer discretionary 0.0%		1
Media 0.0%
Vertis Holdings, Inc. (C)(H)	560,094	1
Energy 0.3%		2,393,818
Energy equipment and services 0.0%
TPT Acquisition, Inc. (C)(H)	2,560	0
Oil, gas and consumable fuels 0.3%
Energy XXI Gulf Coast, Inc. (H)	51,908	260,578
Halcon Resources Corp. (H)	173,731	1,231,753
SandRidge Energy, Inc. (H)	48,441	901,487
Preferred securities 2.9%		$27,796,119
(Cost $28,854,961)
Financials 0.5%		4,458,684
Banks 0.5%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 7.201% (E)	170,700	4,458,684
Health care 0.4%		3,955,973
Pharmaceuticals 0.4%
Allergan PLC, 5.500%	5,246	3,264,638
Teva Pharmaceutical Industries, Ltd., 7.000%	2,430	691,335
Industrials 0.7%		6,751,315
Machinery 0.7%
Glasstech, Inc., Series A (C)(H)	144	107,710
Glasstech, Inc., Series B, 12.750% (C)(H)	4,475	2,999,145
Stanley Black & Decker, Inc., 5.375%	29,775	3,644,460
Real estate 0.0%		601,531
Equity real estate investment trusts 0.0%
Crown Castle International Corp., Series A, 6.875%	520	601,531
Utilities 1.3%		12,028,616
Electric utilities 0.4%
NextEra Energy, Inc., 6.123%	57,700	3,254,280
Multi-utilities 0.9%
Dominion Energy, Inc., 6.750%	106,000	5,606,340
DTE Energy Company, 6.500%	56,360	3,167,996

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND 21

	Shares	Value
Warrants 0.0%		$9,811
(Cost $0)
Halcon Resources Corp. (Expiration Date: 9-9-20) (H)(I)	17,215	9,811

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.4%				$4,022,611
(Cost $4,370,749)
Energy 0.0%				180
Oil, gas and consumable fuels 0.0%
Seventy Seven Energy, Inc. (C)(H)	6.500	07-15-22	3,130,000	180
Information technology 0.4%				4,022,431
Communications equipment 0.4%
Avaya, Inc. (H)	9.250	10-24-24	4,080,000	4,022,431

	Contracts/Notional amount	Value
Purchased options 0.0%		$4,142
(Cost $186,929)
Puts 0.0%		4,142
Over the Counter Option on the EUR vs. USD
(Expiration Date: 6-19-18; Strike Price: EUR 0.95;
Counterparty: RBC Dominion Securities,
Inc.) (H)(J)	7,500,000	54
Over the Counter Option on the USD vs. CAD
(Expiration Date: 3-26-18; Strike Price: $1.20;
Counterparty: RBC Dominion Securities,
Inc.) (H)(J)	7,000,000	4,088

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.7%				$35,606,000
(Cost $35,606,000)
U.S. Government Agency 2.5%				23,694,000
Federal Agricultural Mortgage Corp. Discount Note	0.950	12-01-17	1,217,000	1,217,000
Federal Farm Credit Bank Discount Note	0.950	12-01-17	1,871,000	1,871,000
Federal Home Loan Bank Discount Note	0.700	12-01-17	3,782,000	3,782,000
Federal Home Loan Bank Discount Note	0.750	12-01-17	1,871,000	1,871,000
Federal Home Loan Bank Discount Note	0.900	12-01-17	14,953,000	14,953,000

	Par value^	Value
Repurchase agreement 1.2%		11,912,000
Barclays Tri-Party Repurchase Agreement dated
11-30-17 at 1.020% to be repurchased at
$8,400,238 on 12-1-17, collateralized by
$8,514,300 U.S. Treasury Notes, 1.250% due
11-15-18 (valued at $8,486,781, including
interest) and $68,800 U.S. Treasury Inflation
Indexed Notes, 1.625% due 1-15-18 (valued at
81,490, including interest)	8,400,000	8,400,000

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND 22

	Par value^	Value
Repurchase agreement (continued)
Repurchase Agreement with State Street Corp.
dated 11-30-17 at 0.340% to be repurchased at
$3,512,033 on 12-1-17, collateralized by
$3,415,000 U.S. Treasury Notes, 3.625% due
2-15-20 (valued at $3,587,000, including
interest)	3,512,000	3,512,000
Total investments (Cost $931,186,809) 99.9%		$948,208,477
Other assets and liabilities, net 0.1%		555,226
Total net assets 100.0%		$948,763,703
The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $398,895,254 or 42.0% of the fund’s net assets as of 11-30-17.
(B)	Non-income producing - Issuer is in default.
(C)	Security is valued using significant unobservable inputs.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(H)	Non-income producing security.
(I)	Strike price and/or expiration date not available.
(J)	For this type of option, notional amounts are equivalent to number of contracts.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND 23

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
10-Year U.S. Treasury Note Futures	95	Short	Mar 2018	$(11,863,665)	$(11,784,453)	$79,212
						$79,212
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
CAD	2,413,782	USD	1,945,000	Toronto Dominion Bank	12/20/2017	—	$(73,491)
				State Street Bank and Trust
USD	906,243	CAD	1,106,346	Company	12/20/2017	$48,446	—
USD	1,075,000	CAD	1,307,437	Toronto Dominion Bank	12/20/2017	61,288	—
						$109,734	$(73,491)

SWAPS

Credit default swaps - Buyer

								Unamortized
								upfront
				USD	Pay	Fixed		payment	Unrealized
Counterparty (OTC)/	Reference	Notional		notional	fixed	payment	Maturity	paid	appreciation
Centrally cleared	obligation	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
	The Walt Disney
Morgan Stanley Capital Services	Company	1,000,000	USD	$1,000,000	1.000%	Quarterly	Dec 2020	$(24,425)	$(2,632)	$(27,057)
	The Procter &
Morgan Stanley Capital Services	Gamble Company	1,000,000	USD	1,000,000	1.000%	Quarterly	Dec 2020	(20,745)	(8,162)	(28,907)
	Wal-Mart Stores,
Morgan Stanley Capital Services	Inc.	1,000,000	USD	1,000,000	1.000%	Quarterly	Dec 2020	(20,135)	(7,858)	(27,993)
	Wal-Mart Stores,
Morgan Stanley Capital Services	Inc.	5,000,000	USD	5,000,000	1.000%	Quarterly	Dec 2020	(95,947)	(44,019)	(139,966)
	The Procter &
Morgan Stanley Capital Services	Gamble Company	5,000,000	USD	5,000,000	1.000%	Quarterly	Dec 2020	(103,546)	(40,990)	(144,536)
	The Walt Disney
Morgan Stanley Capital Services	Company	5,000,000	USD	5,000,000	1.000%	Quarterly	Dec 2020	(123,451)	(11,834)	(135,285)
	Campbell Soup
Morgan Stanley Capital Services	Company	5,000,000	USD	5,000,000	1.000%	Quarterly	Dec 2020	(91,504)	(44,464)	(135,968)
	Lowe’s
Morgan Stanley Capital Services	Companies, Inc.	5,000,000	USD	5,000,000	1.000%	Quarterly	Dec 2020	(123,557)	(21,160)	(144,717)
Morgan Stanley Capital Services	Xerox Corp.	10,000,000	USD	10,000,000	1.000%	Quarterly	Dec 2021	240,297	(191,269)	49,028
	General Electric
Morgan Stanley Capital Services	Company	7,000,000	USD	7,000,000	1.000%	Quarterly	Dec 2021	(160,215)	(29,974)	(190,189)
Morgan Stanley Capital Services	AT&T, Inc.	7,000,000	USD	7,000,000	1.000%	Quarterly	Dec 2021	(34,664)	(126,703)	(161,367)
	American Express
Morgan Stanley Capital Services	Company	7,000,000	USD	7,000,000	1.000%	Quarterly	Dec 2021	(188,116)	(60,629)	(248,745)
	Simon Property
Morgan Stanley Capital Services	Group LP	7,000,000	USD	7,000,000	1.000%	Quarterly	Dec 2021	(72,394)	(93,624)	(166,018)
Morgan Stanley Capital Services	Caterpillar, Inc.	7,000,000	USD	7,000,000	1.000%	Quarterly	Dec 2021	(116,028)	(127,925)	(243,953)

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND 24

Credit default swaps - Buyer (continued)

								Unamortized
								upfront
				USD	Pay	Fixed		payment	Unrealized
Counterparty (OTC)/	Reference	Notional		notional	fixed	payment	Maturity	paid	appreciation
Centrally cleared	obligation	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
	The Boeing
Morgan Stanley Capital Services	Company	7,000,000	USD	$7,000,000	1.000%	Quarterly	Dec 2021	$(199,339)	$(46,755)	$(246,094)
				$80,000,000				$(1,133,769)	$(857,998)	$(1,991,767)
Derivatives currency abbreviations
CAD	Canadian Dollar
USD	U.S. Dollar
At 11-30-17, the aggregate cost of investments for federal income tax purposes was $932,297,009. Net unrealized appreciation aggregated to $14,035,156, of which $44,171,024 related to gross unrealized appreciation and $30,135,868 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND 25

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-17 (unaudited)

Assets
Investments, at value (Cost $931,186,809)	$948,208,477
Cash held at broker for futures contracts	99,750
Cash segregated at custodian for OTC derivative contracts	1,760,000
Receivable for investments sold	3,574,679
Receivable for fund shares sold	291,479
Unrealized appreciation on forward foreign currency contracts	109,734
Dividends and interest receivable	14,012,814
Swap contracts, at value (including net unamortized upfront payment of $240,297)	49,028
Receivable for futures variation margin	40,078
Other receivables and prepaid expenses	105,912
Total assets	968,251,951
Liabilities
Due to custodian	4,079,461
Payable for investments purchased	10,175,404
Unrealized depreciation on forward foreign currency contracts	73,491
Payable for fund shares repurchased	2,623,067
Swap contracts, at value (including net unamortized upfront payment of $1,374,066)	2,040,795
Distributions payable	230,866
Payable to affiliates
Accounting and legal services fees	32,368
Transfer agent fees	58,744
Distribution and service fees	8,338
Trustees' fees	1,111
Other liabilities and accrued expenses	164,603
Total liabilities	19,488,248
Net assets	$948,763,703
Net assets consist of
Paid-in capital	$1,633,914,735
Undistributed net investment income	1,421,513
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions and swap agreements	(702,852,252)
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and swap agreements	16,279,707
Net assets	$948,763,703

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       26

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($342,331,037 ÷ 97,596,219 shares)[1]	$3.51
Class B ($9,937,536 ÷ 2,829,315 shares)[1]	$3.51
Class C ($107,314,365 ÷ 30,609,653 shares)[1]	$3.51
Class I ($169,396,727 ÷ 48,363,119 shares)	$3.50
Class R6 ($19,838,563 ÷ 5,668,874 shares)	$3.50
Class NAV ($299,945,475 ÷ 85,648,717 shares)	$3.50
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$3.66

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       27

STATEMENT OF OPERATIONS   For the six months ended 11-30-17 (unaudited)

Investment income
Interest	$30,971,974
Dividends	775,074
Less foreign taxes withheld	(12,758)
Total investment income	31,734,290
Expenses
Investment management fees	2,484,888
Distribution and service fees	1,083,077
Accounting and legal services fees	109,355
Transfer agent fees	378,750
Trustees' fees	9,493
State registration fees	60,456
Printing and postage	52,255
Professional fees	63,560
Custodian fees	68,081
Other	26,663
Total expenses	4,336,578
Less expense reductions	(40,775)
Net expenses	4,295,803
Net investment income	27,438,487
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	11,193,367
Futures contracts	(78,381)
Forward foreign currency contracts	26,719
Swap contracts	(289,704)
10,852,001
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(20,766,333)
Futures contracts	183,519
Forward foreign currency contracts	33,878
Swap contracts	(158,134)
(20,707,070)
Net realized and unrealized loss	(9,855,069)
Increase in net assets from operations	$17,583,418

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       28

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-17	Year ended 5-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$27,438,487	$51,442,182
Net realized gain (loss)	10,852,001	(32,651,037)
Change in net unrealized appreciation (depreciation)	(20,707,070)	88,050,919
Increase in net assets resulting from operations	17,583,418	106,842,064
Distributions to shareholders
From net investment income
Class A	(9,523,280)	(20,770,210)
Class B	(267,356)	(836,890)
Class C	(2,654,259)	(5,500,450)
Class I	(5,607,598)	(7,192,912)
Class R6[1]	(173,536)	(21,620)
Class NAV	(8,527,677)	(19,918,700)
Total distributions	(26,753,706)	(54,240,782)
From fund share transactions	(60,156,855)	286,552,373
Total increase (decrease)	(69,327,143)	339,153,655
Net assets
Beginning of period	1,018,090,846	678,937,191
End of period	$948,763,703	$1,018,090,846
Undistributed net investment income	$1,421,513	$736,732

1 The inception date for Class R6 shares is 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       29

Financial highlights

Class A Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$3.54		$3.32	$3.62	$3.94	$3.90	$3.42
Net investment income[2]	0.10		0.19	0.20	0.22	0.24	0.25
Net realized and unrealized gain (loss) on investments	(0.04)		0.23	(0.28)	(0.29)	0.06	0.47
Total from investment operations	0.06		0.42	(0.08)	(0.07)	0.30	0.72
Less distributions
From net investment income	(0.09)		(0.20)	(0.22)	(0.25)	(0.26)	(0.24)
Total distributions	(0.09)		(0.20)	(0.22)	(0.25)	(0.26)	(0.24)
Net asset value, end of period	$3.51		$3.54	$3.32	$3.62	$3.94	$3.90
Total return (%)[3,4]	1.83	[5]	13.10	(2.03)	(1.77)	8.00	21.81
Ratios and supplemental data
Net assets, end of period (in millions)	$342		$367	$258	$321	$383	$402
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	[6]	0.96	0.97	0.95	0.98	1.05
Expenses including reductions	0.93	[6]	0.96	0.96	0.94	0.97	1.05
Net investment income	5.47	[6]	5.58	6.01	5.84	6.25	6.87
Portfolio turnover (%)	27		65 [7]	89	80	75 [7]	103

[1]	Six months ended 11-30-17. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       30

Class B Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$3.54		$3.32	$3.63	$3.94	$3.90	$3.42
Net investment income[2]	0.08		0.17	0.17	0.19	0.21	0.22
Net realized and unrealized gain (loss) on investments	(0.03)		0.23	(0.29)	(0.28)	0.06	0.48
Total from investment operations	0.05		0.40	(0.12)	(0.09)	0.27	0.70
Less distributions
From net investment income	(0.08)		(0.18)	(0.19)	(0.22)	(0.23)	(0.22)
Total distributions	(0.08)		(0.18)	(0.19)	(0.22)	(0.23)	(0.22)
Net asset value, end of period	$3.51		$3.54	$3.32	$3.63	$3.94	$3.90
Total return (%)[3,4]	1.45	[5]	12.23	(3.07)	(2.27)	7.20	20.91
Ratios and supplemental data
Net assets, end of period (in millions)	$10		$14	$19	$29	$44	$54
Ratios (as a percentage of average net assets):
Expenses before reductions	1.69	[6]	1.72	1.74	1.74	1.75	1.80
Expenses including reductions	1.68	[6]	1.71	1.73	1.74	1.75	1.80
Net investment income	4.71	[6]	4.85	5.22	5.07	5.49	6.12
Portfolio turnover (%)	27		65 [7]	89	80	75 [7]	103

[1]	Six months ended 11-30-17. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       31

Class C Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$3.54		$3.31	$3.62	$3.94	$3.90	$3.42
Net investment income[2]	0.08		0.17	0.18	0.19	0.21	0.22
Net realized and unrealized gain (loss) on investments	(0.03)		0.24	(0.30)	(0.29)	0.06	0.48
Total from investment operations	0.05		0.41	(0.12)	(0.10)	0.27	0.70
Less distributions
From net investment income	(0.08)		(0.18)	(0.19)	(0.22)	(0.23)	(0.22)
Total distributions	(0.08)		(0.18)	(0.19)	(0.22)	(0.23)	(0.22)
Net asset value, end of period	$3.51		$3.54	$3.31	$3.62	$3.94	$3.90
Total return (%)[3,4]	1.45	[5]	12.26	(2.77)	(2.51)	7.21	20.92
Ratios and supplemental data
Net assets, end of period (in millions)	$107		$121	$79	$100	$123	$130
Ratios (as a percentage of average net assets):
Expenses before reductions	1.69	[6]	1.71	1.73	1.71	1.73	1.80
Expenses including reductions	1.68	[6]	1.71	1.72	1.70	1.72	1.80
Net investment income	4.73	[6]	4.83	5.26	5.09	5.50	6.12
Portfolio turnover (%)	27		65 [7]	89	80	75 [7]	103

[1]	Six months ended 11-30-17. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       32

Class I Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$3.53		$3.31	$3.62	$3.93	$3.90	$3.41
Net investment income[2]	0.10		0.20	0.21	0.23	0.25	0.27
Net realized and unrealized gain (loss) on investments	(0.03)		0.23	(0.29)	(0.28)	0.05	0.48
Total from investment operations	0.07		0.43	(0.08)	(0.05)	0.30	0.75
Less distributions
From net investment income	(0.10)		(0.21)	(0.23)	(0.26)	(0.27)	(0.26)
Total distributions	(0.10)		(0.21)	(0.23)	(0.26)	(0.27)	(0.26)
Net asset value, end of period	$3.50		$3.53	$3.31	$3.62	$3.93	$3.90
Total return (%)[3]	1.96	[4]	13.42	(2.07)	(1.28)	8.05	22.58
Ratios and supplemental data
Net assets, end of period (in millions)	$169		$212	$34	$45	$58	$40
Ratios (as a percentage of average net assets):
Expenses before reductions	0.69	[5]	0.70	0.72	0.75	0.72	0.72
Expenses including reductions	0.68	[5]	0.69	0.71	0.72	0.72	0.72
Net investment income	5.71	[5]	5.81	6.24	6.05	6.44	7.21
Portfolio turnover (%)	27		65 [6]	89	80	75 [6]	103

[1]	Six months ended 11-30-17. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       33

Class R6 Shares Period ended	11-30-17	[1]	5-31-17	[2]
Per share operating performance
Net asset value, beginning of period	$3.53		$3.46
Net investment income[3]	0.11		0.11
Net realized and unrealized gain (loss) on investments	(0.04)		0.08
Total from investment operations	0.07		0.19
Less distributions
From net investment income	(0.10)		(0.12)
Total distributions	(0.10)		(0.12)
Net asset value, end of period	$3.50		$3.53
Total return (%)[4]	2.01	[5]	5.73	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$20		$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.59	[6]	0.61	[6]
Expenses including reductions	0.58	[6]	0.58	[6]
Net investment income	6.15	[6]	5.68	[6]
Portfolio turnover (%)	27		65	[7,8]

[1]	Six months ended 11-30-17. Unaudited.
[2]	The inception date for Class R6 shares is 10-31-16.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Excludes merger activity.
[8]	The portfolio turnover is shown for the period from 6-1-16 to 5-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       34

Class NAV Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	5-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$3.53		$3.31	$3.62	$3.93	$3.85
Net investment income[3]	0.10		0.21	0.21	0.23	0.15
Net realized and unrealized gain (loss) on investments	(0.03)		0.23	(0.29)	(0.27)	0.10
Total from investment operations	0.07		0.44	(0.08)	(0.04)	0.25
Less distributions
From net investment income	(0.10)		(0.22)	(0.23)	(0.27)	(0.17)
Total distributions	(0.10)		(0.22)	(0.23)	(0.27)	(0.17)
Net asset value, end of period	$3.50		$3.53	$3.31	$3.62	$3.93
Total return (%)[4]	2.02	[5]	13.56	(1.93)	(1.11)	6.62	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$300		$302	$290	$321	$603
Ratios (as a percentage of average net assets):
Expenses before reductions	0.58	[6]	0.59	0.59	0.56	0.56	[6]
Expenses including reductions	0.57	[6]	0.58	0.58	0.55	0.55	[6]
Net investment income	5.84	[6]	5.97	6.39	6.24	6.39	[6]
Portfolio turnover (%)	27		65 [7]	89	80	75	[7,8]

[1]	Six months ended 11-30-17. Unaudited.
[2]	The inception date for Class NAV shares is 10-21-13.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Excludes merger activity.
[8]	The portfolio turnover is shown for the period from 6-1-13 to 5-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       35

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock High Yield Fund (the fund), is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high current income. Capital appreciation is a secondary goal. Under normal market conditions, the fund invests at least 80% of its net assets in U.S. and foreign fixed-income securities rated below investment grade. Investments in high yield securities involve greater degrees of credit and market risk than investments in higher rated securities and tend to be more sensitive to market conditions.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       36

includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of November 30, 2017, by major security category or type:

	Total value at 11-30-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Corporate bonds	$817,898,054	—	$817,898,054	—
Convertible bonds	4,738,619	—	4,738,619	—
Capital preferred securities	4,268,525	—	4,268,525	—
Term loans	42,257,321	—	42,257,321	—
Collateralized mortgage obligations	6,220,873	—	6,220,873	—
Asset backed securities	2,992,583	—	2,992,583	—
Common stocks	2,393,819	$2,393,818	—	$1
Preferred securities	27,796,119	21,044,804	3,644,460	3,106,855
Warrants	9,811	9,811	—	—
Escrow certificates	4,022,611	—	4,022,431	180
Purchased options	4,142	—	4,142	—
Short-term investments	35,606,000	—	35,606,000	—
Total investments in securities	$948,208,477	$23,448,433	$921,653,008	$3,107,036
Derivatives:
Assets
Futures	$79,212	$79,212	—	—
Forward foreign currency contracts	109,734	—	$109,734	—
Swap contracts	49,028	—	49,028	—
Liabilities
Forward foreign currency contracts	(73,491)	—	(73,491)	—
Swap contracts	(2,040,795)	—	(2,040,795)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       37

from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security

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entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the six months ended November 30, 2017, the fund had no borrowings under either line of credit. Commitment fees for the six months ended November 30, 2017 were $3,069.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2017, the fund has a capital loss carryforward of $711,954,050 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2017:

Capital loss carryforward expiring at May 31		No expiration date
2018	2019	Short-term	Long-term
$125,324,964	$104,329,868	$26,256,464	$456,042,754

Availability of a certain amount of the loss carryforward, which was acquired in a merger, may be limited in a given year.

As of May 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gains distributions, if any, are distributed annually.

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Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to expiration of capital loss carryforwards, wash sale deferrals, derivative transactions, merger related transactions and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities as Cash segregated at custodian for OTC derivative contracts. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions due to margin requirements of the exchanges where the instruments are traded. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member. Margin requirements for exchange-traded derivatives are set by the broker.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract.

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Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended November 30, 2017, the fund used futures contracts to manage duration and maintain diversity of the fund. The fund held futures contracts with notional values ranging from $11.8 million to $24.0 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended November 30, 2017, the fund used forward foreign currency contracts to manage against anticipated currency exchange rates. The fund held forward foreign currency contracts with notional values ranging from $1.4 million to $3.9 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

During the six months ended November 30, 2017, the fund used purchased options to manage against anticipated currency exchange rates. The fund held purchased options with market values ranging from approximately $4,000 to $58,000, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The

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amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended November 30, 2017, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging from $80.0 million to $86.0 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at November 30, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Foreign currency	Investments, at value*	Purchased options	$4,142	—
Interest rate	Receivable/payable for futures	Futures†	79,212	—
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	109,734	($73,491)
Credit	Swap contracts, at value	Credit default swaps	49,028	(2,040,795)
			$242,116	($2,114,286)
* Purchased options are included in the Fund's investments.
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2017:

Statements of operations location - net realized gain (loss) on:
Risk	Investments and foreign currency transactions [1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Credit	—	—	—	($289,704)	($289,704)

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Statements of operations location - net realized gain (loss) on:
Risk	Investments and foreign currency transactions [1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Foreign currency	($128,089)	—	$26,719	—	($101,370)
Interest rate	—	($78,381)	—	—	(78,381)
Total	($128,089)	($78,381)	$26,719	($289,704)	($469,455)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2017:

Statements of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Swap contracts	Forward foreign currency contracts	Total
Credit	—	—	($158,134)	—	($158,134)
Foreign currency	$107,642	—	—	$33,878	141,520
Interest rate	—	$183,519	—	—	183,519
Total	$107,642	$183,519	($158,134)	$33,878	$166,905
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor on an annual basis, equal to the sum of: (a) 0.6250% of the first $75 million of the fund's average daily net assets, (b) 0.5625% of the next $75 million of the fund's average daily net assets, (c) 0.5000% of the next $350 million of the fund's average daily net assets, (d) 0.4750% of the next $2 billion of the fund's average daily net assets and (e) 0.4500% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2017,

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this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 0.72% for Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, prime brokerage fees, borrowing costs and short dividend expense. The current expense limitation agreement for Class I will expire on September 30, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to October 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets, on an annualized basis, attributable to the class. The fee waiver and/or reimbursement expired on September 30, 2017.

For the six months ended November 30, 2017, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$14,674	Class R6	$324
Class B	479	Class NAV	12,303
Class C	4,757	Total	$40,775
Class I	8,238

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2017 were equivalent to a net annual effective rate of 0.49% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $437,190 for the six months ended November 30, 2017. Of this amount, $65,352 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $349,556 was paid as sales commissions to broker-dealers and $22,282 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

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Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one six months of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2017, CDSCs received by the Distributor amounted to $104, $5,161 and $1,562 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended November 30, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$446,125	$198,949
Class B	58,409	6,517
Class C	578,543	64,502
Class I	—	108,405
Class R6	—	377
Total	$1,083,077	$378,750

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2017 and the year ended May 31, 2017 were as follows:

		Six months ended 11-30-17		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,358,935	$15,380,045	15,323,640	$52,945,435
Issued in reorganization (Note 10)	—	—	66,603,384	230,507,652
Distributions reinvested	2,348,952	8,299,860	5,311,495	18,418,082
Repurchased	(12,906,561)	(45,547,810)	(61,192,907)	(212,301,598)
Net increase (decrease)	(6,198,674)	($21,867,905)	26,045,612	$89,569,571

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		Six months ended 11-30-17		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class B shares
Sold	47,930	$169,305	110,333	$383,685
Distributions reinvested	69,467	245,604	220,298	761,174
Repurchased	(1,098,052)	(3,878,605)	(2,111,651)	(7,294,276)
Net decrease	(980,655)	($3,463,696)	(1,781,020)	($6,149,417)
Class C shares
Sold	728,428	$2,569,399	1,948,370	$6,744,655
Issued in reorganization (Note 10)	—	—	14,380,979	49,739,491
Distributions reinvested	722,311	2,551,054	1,473,554	5,107,724
Repurchased	(5,133,833)	(18,110,731)	(7,351,840)	(25,515,345)
Net increase (decrease)	(3,683,094)	($12,990,278)	10,451,063	$36,076,525
Class I shares
Sold	7,311,495	$25,787,518	41,645,244	$145,005,215
Issued in reorganization (Note 10)	—	—	29,381,629	101,504,714
Distributions reinvested	1,564,924	5,517,217	1,981,847	6,911,630
Repurchased	(20,487,976)	(72,104,771)	(23,161,029)	(80,317,690)
Net increase (decrease)	(11,611,557)	($40,800,036)	49,847,691	$173,103,869
Class R6 shares1
Sold	5,395,408	$19,052,183	473,790	$1,656,084
Issued in reorganization	—	—	28,281	97,722
Distributions reinvested	45,944	161,382	3,499	12,346
Repurchased	(269,945)	(949,007)	(8,103)	(28,481)
Net increase	5,171,407	$18,264,558	497,467	$1,737,671
Class NAV shares
Sold	1,512,790	$5,294,099	6,555,341	$22,352,680
Issued in reorganization	—	—	19,300,015	66,688,326
Distributions reinvested	2,419,213	8,527,677	5,347,467	18,439,607
Repurchased	(3,723,890)	(13,121,274)	(33,290,131)	(115,266,459)
Net increase (decrease)	208,113	$700,502	(2,087,308)	($7,785,846)
Total net increase (decrease)	(17,094,460)	($60,156,855)	82,973,505	$286,552,373

1The inception date for Class R6 shares is 10-31-16.

Affiliates of the fund owned 3% and 100% of Class R6 shares and Class NAV shares, respectively, on November 30, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $257,322,094 and $316,704,147, respectively, for the six months ended November 30, 2017.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At November 30, 2017, funds within the John Hancock group of funds complex held 30.9% of the fund's net assets. The following affiliated funds owned 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	12.2%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	6.3%

Note 9 — Reorganization

On September 30, 2016, the shareholders of Core High Yield Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Focused High Yield Fund* (the Acquiring Fund) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired Fund; and (c) the distribution to Acquired Fund's shareholders of such Acquiring Fund's shares. The reorganization was intended to consolidate the Acquired Fund with a fund with a similar investment objective and achieve economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or its shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund's identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 28, 2016. The following outlines the reorganization:

Acquiring Fund	Acquired Fund	Net asset value of the Acquired Fund	Depreciation of the Acquired Fund investment	Shares redeemed by the Acquired Fund	Shares issued by the Acquiring Fund	Acquiring Fund net assets prior to combination	Acquiring Fund total net assets after combination
Focused High Yield Fund*	Core High Yield Fund	$448,537,905	($5,864,537)	46,854,645	129,694,288	$705,343,119	$1,153,881,024

*Focused High Yield Fund changed its name to High Yield Fund on October 28, 2016.

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       47

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock High Yield Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       48

determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services . Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance . In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       49

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the five-year period and underperformed its benchmark index for the one-, three- and ten-year periods ended December 31, 2016. The Board also noted that the fund outperformed its peer group average for the one- and five-year periods and underperformed its peer group average for the three- and ten-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the five-year period and to the peer group for the one- and five-year periods. The Board concluded that the fund's performance has generally been in line with or generally outperformed the historical performance of comparable funds.

Fees and expenses . The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits . In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       50

(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale . In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       51

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services . With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation . In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees . The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance . As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       52

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or generally outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       53

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       54

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF418655	57SA 11/17 1/18

John Hancock

Investment Grade Bond Fund

Semiannual report 11/30/17

A message to shareholders

Dear shareholder,

The divergent performance of bond markets over the latter half of 2017 highlights the need for a diversified approach to fixed income. Credit-sensitive sectors, including high-yield bonds and emerging-market debt, posted gains as investors grew increasingly optimistic about the economic outlook both in the United States and globally, particularly after the passage of sweeping tax reform in the U.S. Segments of the market more sensitive to interest-rate changes, meanwhile, posted muted gains or even losses, as was the case with certain U.S. Treasury securities. The pressures driving these markets could persist for some time: The U.S. Federal Reserve (Fed) continued to gradually normalize interest rates on the back of an improving economy, and that trend is expected to continue into 2018 under new Fed Chairman Jerome Powell.

Environments like these can be challenging for investors: The relative safety offered by high-quality bonds is often tested when rates rise, while the credit segments of the market can be more susceptible to economic volatility. Although there are no easy answers for income-seeking investors, your best resource, as always, is your financial advisor, who can help position your portfolio so that it is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the road.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Investment Grade Bond Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
32	Financial statements
36	Financial highlights
43	Notes to financial statements
50	Continuation of investment advisory and subadvisory agreements
56	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/17 (%)

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Longer-term yields were somewhat volatile though generally rangebound

Yields fluctuated during the period, while the U.S. Federal Reserve continued to take steps to normalize monetary policy.

Risk assets led the bond market's advance

Investors' outlook for improved economic conditions in the United States fueled gains in risk assets, such as high-yield bonds, while rate-sensitive securities, such as U.S. Treasuries, struggled.

The fund generated a positive return

The fund notched gains during the period, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

PORTFOLIO COMPOSITION AS OF 11/30/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       3

Discussion of fund performance

An interview with Portfolio Managers Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

The six months ended November 30, 2017, represented a relatively calm period for fixed-income investors. What were some of the factors moving markets?

A number of themes drove market performance during the past six months. Investor confidence was generally high, as data continued to reflect strengthening economies, both in the United States and abroad. Investors in the United States finally had some policy news to react to, as a sweeping tax reform bill was signed into law after period end.

Interest rates continued to be rangebound, with yields on the 10-year U.S. Treasuries declining steadily through early September, then reversing direction to close out November slightly higher than where they began. The U.S. Federal Reserve (Fed) raised rates twice—once in June and again after period end in December—bringing the federal funds rate, the benchmark interest rate for short-term lending, to 1.25%-1.50%.

Against this backdrop, risk assets continued to notch gains, with higher-yielding corporate and foreign bonds both gaining ground, while more rate-sensitive segments of the market, such as U.S. Treasuries, underperformed and in some cases posted losses.

With Jerome Powell likely to become the next Fed chair in early 2018, what is your outlook for interest rates and monetary policy?

The consensus is that Powell, once confirmed, will seek to continue the moderate, data-driven approach the Fed has been pursuing since the financial crisis of 2008. Powell has been a governor on the Federal Reserve since 2012 and has firsthand experience navigating the balancing act that is accommodating economic growth on one hand and normalizing policy on the other. As for interest rates, the Fed's own projections call for two to three rate increases in 2018, which sounds like a reasonable estimate to us.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       4

"Investor confidence was generally high, as data continued to reflect strengthening economies, both in the United States and abroad."
The more noteworthy change, however, has to do with the Fed's plans to reduce the size of its balance sheet. After multiple iterations of bond-buying programs in the wake of the financial crisis, the Fed now holds approximately $4.5 trillion worth of debt on its books, including $1.8 trillion in agency mortgage-backed securities (MBS). In October, the Fed began implementing a plan by which it will reinvest fewer and fewer proceeds from maturing debt in order to shrink its balance sheet over time. It remains to be seen what effect this might have on the agency MBS market—the Fed is the largest buyer in the space today, and with already tight valuations, any downturn in demand could have a material effect on prices. With that in mind, we have been taking a somewhat cautious stance on agency MBS.

QUALITY COMPOSITION AS OF 11/30/17 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       5

"... we believe our slightly more conservative stance is warranted until policy changes become realities and that growth manifests itself in economic data."

What positions helped the fund's performance versus its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index?

One of the biggest positive contributions to performance came from the fund's limited exposure to U.S. Treasuries and its slightly below-benchmark exposure to duration, which measures a portfolio's sensitivity to interest rates. The fund's duration at period end was 5.78 years, compared with 6.00 years for the benchmark. Treasuries generally lagged the rest of the bond market and sold off toward the end of the period; the fund's underweight position contributed positively to relative returns. Likewise, the fund's lower duration profile meant it was less susceptible to price declines as interest rates rose.

Another big contributor was the fund's overweight position in corporate debt, which generally gained ground during the period. In addition, the fund's overweight exposure to commercial mortgage-backed securities (CMBS) boosted relative returns. Fundamentals in commercial real estate, which tend to be correlated with the health of the overall economy, continued to strengthen during the period and CMBS benefited.

What positions detracted from relative performance?

The fund's small position in high-grade U.S. utilities was a slight drag on returns, as were the fund's allocations to certain asset-backed securities, including securities backed by auto loans and credit card receivables. Altogether, these were relatively small positions for the fund and were only a minor factor in the fund's relative results versus the benchmark.

How are you positioning the fund heading into 2018?

We're continuing to take a fairly conservative stance in general as we head into the new year. While the economy has been showing some encouraging signs, we still don't believe now is the time to be making big bets on either interest rates or credit. To that end, we held a modestly defensive stance with respect to the fund's duration; however, sector weighting and individual security selection remain our primary strategic emphasis. With that said, the fund holds some floating-rate securities, primarily MBS that hold adjustable rate loans. These investments can benefit should interest rates continue to move higher, and we believe they provide an element of diversification to the fund.

With regard to credit, we have been focused on high-quality securities within the corporate and

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       6

securitized debt areas. While our primary goal is to offer investors a well-diversified portfolio, in general we prefer credit-driven holdings over rate-sensitive securities, given the incremental yields offered and the strength of underlying fundamentals.

The reality for investors, however, is that for the foreseeable future, we are likely to remain in an environment of coupon-driven returns. There are not a lot of opportunities in the market for meaningful price appreciation, and as the Fed continues to normalize monetary policy, individual security selection will become increasingly important. While the markets seem to have already priced in stronger economic growth under a Trump administration, we believe our slightly more conservative stance is warranted until policy changes become realities and that growth manifests itself in economic data.

MANAGED BY

Howard C. Greene, CFA On the fund since 2003 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  NOVEMBER 30, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	6-month	5-year	10-year	as of 11-30-17	as of 11-30-17
Class A	-0.58	1.43	4.21	-3.25	7.37	51.08	2.11	2.04
Class B	-2.22	1.13	4.02	-4.54	5.79	48.28	1.45	1.37
Class C	1.78	1.49	3.86	-0.65	7.69	46.07	1.45	1.37
Class I2	3.92	2.55	4.97	0.94	13.43	62.49	2.40	2.33
Class R2[2,3]	3.42	2.24	4.63	0.65	11.71	57.28	2.04	1.97
Class R4[2,3]	3.79	2.37	4.70	0.89	12.41	58.26	2.33	2.16
Class R6[2,3]	4.03	2.48	4.76	1.00	13.03	59.13	2.57	2.50
Index†	3.21	1.98	3.99	0.68	10.29	47.84	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	0.87	1.62	1.62	0.61	1.02	0.87	0.52
Net (%)	0.79	1.54	1.54	0.53	0.94	0.69	0.44

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Investment Grade Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	11-30-07	14,828	14,828	14,784
Class C4	11-30-07	14,607	14,607	14,784
Class I2	11-30-07	16,249	16,249	14,784
Class R2[2,3]	11-30-07	15,728	15,728	14,784
Class R4[2,3]	11-30-07	15,826	15,826	14,784
Class R6[2,3]	11-30-07	15,913	15,913	14,784

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are those of Class A shares except they do not include sales charges, and have not been adjusted for class-specific expenses; otherwise returns would vary.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2017, with the same investment held until November 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2017, with the same investment held until November 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 6-1-2017	Ending value on 11-30-2017	Expenses paid during period ended 11-30-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,008.20	$3.93	0.78%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	3.95	0.78%
Class B	Actual expenses/actual returns	1,000.00	1,004.40	7.69	1.53%
	Hypothetical example for comparison purposes	1,000.00	1,017.40	7.74	1.53%
Class C	Actual expenses/actual returns	1,000.00	1,003.40	7.68	1.53%
	Hypothetical example for comparison purposes	1,000.00	1,017.40	7.74	1.53%
Class I	Actual expenses/actual returns	1,000.00	1,009.40	2.67	0.53%
	Hypothetical example for comparison purposes	1,000.00	1,022.40	2.69	0.53%
Class R2	Actual expenses/actual returns	1,000.00	1,006.50	4.68	0.93%
	Hypothetical example for comparison purposes	1,000.00	1,020.30	4.71	0.93%
Class R4	Actual expenses/actual returns	1,000.00	1,008.90	3.22	0.64%
	Hypothetical example for comparison purposes	1,000.00	1,021.90	3.24	0.64%
Class R6	Actual expenses/actual returns	1,000.00	1,010.00	2.17	0.43%
	Hypothetical example for comparison purposes	1,000.00	1,022.90	2.18	0.43%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       11

Fund’s investments

AS OF 11-30-17 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 39.3%				$319,347,889
(Cost $317,664,772)
U.S. Government 17.8%				144,266,514
U.S. Treasury
Bond	2.750	11-15-42	28,325,000	28,010,770
Bond	2.750	08-15-47	23,633,000	23,200,036
Bond	3.000	02-15-47	16,857,000	17,390,366
Note	1.250	03-31-21	3,200,000	3,125,000
Note	1.375	09-15-20	2,455,000	2,421,819
Note	1.500	08-15-20	18,170,000	17,991,139
Note	1.750	01-31-23	3,180,000	3,114,661
Note	2.000	11-30-20	17,275,000	17,315,488
Note (A)	2.250	11-15-27	29,328,000	28,890,371
Treasury Inflation Protected Security	0.375	07-15-25	2,825,283	2,806,864
U.S. Government Agency 21.5%				175,081,375
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	03-01-43	613,592	617,759
30 Yr Pass Thru	3.000	03-01-43	5,132,013	5,157,239
30 Yr Pass Thru	3.000	04-01-43	843,085	847,888
30 Yr Pass Thru	3.000	10-01-46	2,713,702	2,719,408
30 Yr Pass Thru (B)	3.000	12-01-46	6,479,446	6,476,874
30 Yr Pass Thru (B)	3.000	04-01-47	1,012,536	1,012,767
30 Yr Pass Thru	3.500	02-01-42	1,763,632	1,819,734
30 Yr Pass Thru	3.500	04-01-44	895,967	927,688
30 Yr Pass Thru	3.500	07-01-46	5,140,940	5,302,869
30 Yr Pass Thru	3.500	10-01-46	2,410,954	2,488,401
30 Yr Pass Thru	3.500	12-01-46	1,502,880	1,547,869
30 Yr Pass Thru	3.500	01-01-47	9,198,390	9,485,245
30 Yr Pass Thru	3.500	02-01-47	2,752,659	2,839,792
30 Yr Pass Thru	3.500	04-01-47	1,601,673	1,651,622
30 Yr Pass Thru	3.500	11-01-47	4,080,000	4,212,336
30 Yr Pass Thru	4.000	11-01-43	337,547	359,591
30 Yr Pass Thru	4.000	02-01-44	167,105	175,668
30 Yr Pass Thru	4.000	07-01-45	5,385,233	5,683,909
30 Yr Pass Thru	4.500	02-01-41	840,298	901,558
30 Yr Pass Thru	4.500	03-01-47	3,027,219	3,222,368
30 Yr Pass Thru	5.000	03-01-41	471,610	512,139
30 Yr Pass Thru	5.500	06-01-38	628,478	699,243
Federal National Mortgage Association
15 Yr Pass Thru	3.000	07-01-27	354,338	361,770
15 Yr Pass Thru	3.500	02-01-26	72,438	74,880
15 Yr Pass Thru	3.500	03-01-26	437,935	452,698
15 Yr Pass Thru	3.500	07-01-26	957,049	989,312
15 Yr Pass Thru	4.000	12-01-24	524,128	545,625
30 Yr Pass Thru	3.000	12-01-42	1,528,205	1,534,165

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 12

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.000	04-01-43	4,899,977	$4,916,024
30 Yr Pass Thru	3.000	10-01-46	2,874,903	2,879,376
30 Yr Pass Thru (B)	3.000	01-01-47	2,803,585	2,804,882
30 Yr Pass Thru (B)	3.000	10-01-47	3,388,896	3,389,404
30 Yr Pass Thru	3.500	01-01-42	1,823,067	1,880,489
30 Yr Pass Thru	3.500	06-01-42	2,602,634	2,688,271
30 Yr Pass Thru	3.500	07-01-42	4,261,352	4,404,897
30 Yr Pass Thru	3.500	01-01-43	774,909	798,833
30 Yr Pass Thru	3.500	04-01-43	569,613	590,758
30 Yr Pass Thru	3.500	06-01-43	2,884,690	2,983,214
30 Yr Pass Thru	3.500	07-01-43	439,051	453,634
30 Yr Pass Thru	3.500	03-01-44	4,108,033	4,243,204
30 Yr Pass Thru	3.500	10-01-44	5,021,569	5,198,569
30 Yr Pass Thru	3.500	04-01-45	3,939,344	4,063,424
30 Yr Pass Thru	3.500	07-01-46	6,662,726	6,837,786
30 Yr Pass Thru	3.500	07-01-47	5,781,464	5,963,568
30 Yr Pass Thru	3.500	11-01-47	5,197,962	5,358,438
30 Yr Pass Thru	4.000	09-01-40	898,849	947,332
30 Yr Pass Thru	4.000	01-01-41	707,070	744,876
30 Yr Pass Thru	4.000	09-01-41	1,181,862	1,245,795
30 Yr Pass Thru	4.000	09-01-41	3,265,417	3,456,346
30 Yr Pass Thru	4.000	10-01-41	50,454	53,176
30 Yr Pass Thru	4.000	11-01-41	2,072,166	2,182,964
30 Yr Pass Thru	4.000	01-01-42	475,407	501,050
30 Yr Pass Thru	4.000	01-01-42	683,722	720,281
30 Yr Pass Thru	4.000	03-01-42	3,088,873	3,255,483
30 Yr Pass Thru	4.000	05-01-43	3,167,534	3,333,932
30 Yr Pass Thru	4.000	09-01-43	2,404,664	2,551,652
30 Yr Pass Thru	4.000	10-01-43	2,070,328	2,183,939
30 Yr Pass Thru	4.000	12-01-43	3,161,488	3,323,123
30 Yr Pass Thru	4.000	01-01-44	507,009	537,129
30 Yr Pass Thru	4.000	02-01-46	2,490,984	2,605,494
30 Yr Pass Thru	4.000	06-01-46	1,701,973	1,780,212
30 Yr Pass Thru	4.000	07-01-46	4,395,855	4,597,932
30 Yr Pass Thru	4.000	03-01-47	6,108,090	6,423,236
30 Yr Pass Thru	4.500	08-01-40	2,335,551	2,507,069
30 Yr Pass Thru	4.500	12-01-40	449,195	482,697
30 Yr Pass Thru	4.500	05-01-41	618,191	663,524
30 Yr Pass Thru	4.500	05-01-41	769,689	826,372
30 Yr Pass Thru	4.500	06-01-41	978,525	1,050,894
30 Yr Pass Thru	4.500	07-01-41	514,552	552,607
30 Yr Pass Thru	4.500	11-01-41	167,549	179,757
30 Yr Pass Thru	4.500	12-01-41	3,152,912	3,378,702
30 Yr Pass Thru	4.500	05-01-42	1,320,664	1,418,337
30 Yr Pass Thru	5.000	04-01-35	95,685	104,054
30 Yr Pass Thru	5.000	09-01-40	677,334	737,182

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 13

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	5.000	04-01-41	197,815	$218,261
30 Yr Pass Thru	5.500	02-01-36	96,023	106,616
30 Yr Pass Thru	6.500	01-01-39	292,518	336,163
Corporate bonds 34.2%				$278,124,268
(Cost $276,530,303)
Consumer discretionary 3.8%				31,344,112
Auto components 0.1%
Lear Corp.	5.250	01-15-25	788,000	841,181
Automobiles 1.3%
American Honda Finance Corp.	2.000	02-14-20	1,510,000	1,504,267
BMW US Capital LLC (C)	2.150	04-06-20	1,195,000	1,192,499
Daimler Finance North America LLC (C)	2.200	05-05-20	665,000	661,718
Ford Motor Company	4.750	01-15-43	574,000	568,117
Ford Motor Credit Company LLC	2.375	03-12-19	695,000	695,290
Ford Motor Credit Company LLC	5.875	08-02-21	1,966,000	2,172,707
General Motors Company	4.875	10-02-23	1,350,000	1,459,235
General Motors Financial Company, Inc.	4.000	01-15-25	1,370,000	1,395,775
General Motors Financial Company, Inc.	4.300	07-13-25	1,182,000	1,222,116
Internet and direct marketing retail 1.3%
Amazon.com, Inc. (C)	3.150	08-22-27	1,845,000	1,845,603
Amazon.com, Inc. (C)	4.050	08-22-47	1,865,000	1,940,804
Expedia, Inc. (C)	3.800	02-15-28	1,680,000	1,613,963
Expedia, Inc.	5.000	02-15-26	1,830,000	1,962,645
QVC, Inc.	4.375	03-15-23	970,000	997,882
QVC, Inc.	5.125	07-02-22	635,000	674,473
QVC, Inc.	5.450	08-15-34	700,000	694,431
The Priceline Group, Inc.	2.750	03-15-23	780,000	771,104
Media 1.1%
Charter Communications Operating LLC	4.200	03-15-28	1,650,000	1,622,315
Charter Communications Operating LLC	6.484	10-23-45	1,650,000	1,897,085
Myriad International Holdings BV (C)	4.850	07-06-27	295,000	305,237
Myriad International Holdings BV (C)	5.500	07-21-25	995,000	1,080,670
Time Warner Cable LLC	8.250	04-01-19	1,030,000	1,107,609
Time Warner, Inc.	3.800	02-15-27	1,200,000	1,196,305
Viacom, Inc.	4.375	03-15-43	658,000	549,655
Viacom, Inc.	5.850	09-01-43	1,016,000	1,016,766
Multiline retail 0.0%
Macy’s Retail Holdings, Inc. (A)	3.625	06-01-24	385,000	354,660
Consumer staples 1.1%				8,687,977
Beverages 0.6%
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46	2,485,000	2,800,420
Molson Coors Brewing Company	1.450	07-15-19	895,000	884,843
Molson Coors Brewing Company	3.000	07-15-26	711,000	689,609

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 14

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food and staples retailing 0.2%
Alimentation Couche-Tard, Inc. (C)	2.700	07-26-22	645,000	$637,543
CVS Health Corp.	2.875	06-01-26	1,035,000	980,083
Food products 0.3%
Bunge, Ltd. Finance Corp.	8.500	06-15-19	665,000	724,666
Kraft Heinz Foods Company (C)	4.875	02-15-25	595,000	632,508
Kraft Heinz Foods Company	5.200	07-15-45	462,000	499,889
Mondelez International Holdings Netherlands
BV (C)	1.625	10-28-19	850,000	838,416
Energy 2.9%				23,595,578
Oil, gas and consumable fuels 2.9%
Anadarko Petroleum Corp.	8.700	03-15-19	425,000	457,829
Andeavor Logistics LP	4.250	12-01-27	483,000	482,148
Boardwalk Pipelines LP	4.450	07-15-27	547,000	556,757
Cimarex Energy Company	4.375	06-01-24	630,000	667,262
Colorado Interstate Gas Company LLC (C)	4.150	08-15-26	521,000	520,615
Columbia Pipeline Group, Inc.	4.500	06-01-25	1,370,000	1,456,161
Enbridge Energy Partners LP	4.375	10-15-20	1,105,000	1,152,697
Energy Transfer LP	2.500	06-15-18	310,000	310,641
Energy Transfer LP	4.200	04-15-27	323,000	322,537
Energy Transfer LP	5.150	03-15-45	860,000	822,141
Energy Transfer LP	9.700	03-15-19	555,000	603,195
EnLink Midstream Partners LP	4.850	07-15-26	935,000	976,185
Enterprise Products Operating LLC	6.500	01-31-19	1,180,000	1,235,824
Enterprise Products Operating LLC (3 month LIBOR
+ 3.708%) (D)	5.084	08-01-66	935,000	935,000
Enterprise Products Operating LLC (5.250% to
8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	1,410,000	1,410,747
Kinder Morgan Energy Partners LP	7.750	03-15-32	585,000	732,846
Lukoil International Finance BV (C)	3.416	04-24-18	715,000	717,371
Northwest Pipeline LLC	6.050	06-15-18	570,000	582,730
ONEOK Partners LP	3.200	09-15-18	305,000	307,476
ONEOK Partners LP	5.000	09-15-23	430,000	461,327
Petroleos Mexicanos	4.875	01-24-22	805,000	841,619
Petroleos Mexicanos (C)	5.375	03-13-22	205,000	219,145
Sabine Pass Liquefaction LLC	4.200	03-15-28	694,000	698,980
Sabine Pass Liquefaction LLC	5.000	03-15-27	652,000	694,441
Sabine Pass Liquefaction LLC	5.750	05-15-24	1,240,000	1,375,525
Sunoco Logistics Partners Operations LP	3.900	07-15-26	1,195,000	1,171,852
Sunoco Logistics Partners Operations LP	4.400	04-01-21	1,020,000	1,066,822
Williams Partners LP	3.750	06-15-27	950,000	942,568
Williams Partners LP	4.875	03-15-24	1,799,000	1,873,137

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 15

	Rate (%)	Maturity date	Par value^	Value
Financials 13.1%				$106,641,181
Banks 7.3%
Australia & New Zealand Banking Group, Ltd.	2.125	08-19-20	1,285,000	1,276,178
Australia & New Zealand Banking Group, Ltd.
(6.750% to 6-15-26, then 5 Year U.S. ISDAFIX +
5.168%) (C)(E)	6.750	06-15-26	665,000	757,269
Bank of America Corp.	3.950	04-21-25	1,175,000	1,207,949
Bank of America Corp.	4.200	08-26-24	470,000	493,564
Bank of America Corp.	4.250	10-22-26	925,000	970,463
Bank of America Corp.	4.450	03-03-26	1,560,000	1,655,887
Bank of Montreal	2.100	12-12-19	2,020,000	2,015,291
Banque Federative du Credit Mutuel SA (C)	2.200	07-20-20	1,275,000	1,268,097
Barclays Bank PLC (C)	6.050	12-04-17	680,000	680,000
Barclays Bank PLC (C)	10.179	06-12-21	905,000	1,106,985
Barclays PLC	4.375	01-12-26	775,000	805,262
BPCE SA (C)	4.500	03-15-25	1,015,000	1,057,357
BPCE SA (C)	5.700	10-22-23	1,125,000	1,247,747
Branch Banking & Trust Company	2.100	01-15-20	1,750,000	1,746,850
Citigroup, Inc.	2.350	08-02-21	1,340,000	1,325,562
Citigroup, Inc.	4.600	03-09-26	1,265,000	1,342,776
Citizens Bank NA	2.200	05-26-20	1,160,000	1,153,026
Commerzbank AG (C)	8.125	09-19-23	910,000	1,096,424
Cooperatieve Rabobank UA (11.000% to 6-30-19,
then 3 month LIBOR + 10.868%) (C)(E)	11.000	06-30-19	969,000	1,090,125
Credit Agricole SA (8.125% to 9-19-18, then 5
Year U.S. Swap Rate + 6.283%) (C)	8.125	09-19-33	775,000	807,938
HBOS PLC (C)	6.750	05-21-18	1,450,000	1,481,085
HSBC Holdings PLC (6.875% to 6-1-21, then 5
Year U.S. ISDAFIX + 5.514%) (E)	6.875	06-01-21	990,000	1,071,675
ING Bank NV (C)	5.800	09-25-23	1,060,000	1,197,105
JPMorgan Chase & Co.	3.200	06-15-26	1,225,000	1,217,185
JPMorgan Chase & Co.	4.625	05-10-21	1,915,000	2,045,474
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3
month LIBOR + 3.800%) (E)	5.300	05-01-20	1,345,000	1,402,163
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3
month LIBOR + 3.780%) (A)(E)	6.750	02-01-24	1,435,000	1,641,009
Lloyds Banking Group PLC	4.650	03-24-26	2,170,000	2,287,665
M&T Bank Corp. (5.125% to 11-1-26, then 3
month LIBOR + 3.520%) (E)	5.125	11-01-26	865,000	919,063
Manufacturers & Traders Trust Company (3 month
LIBOR + 0.640%) (D)	1.956	12-01-21	735,000	729,412
MUFG Union Bank NA	2.625	09-26-18	1,015,000	1,020,816
PNC Bank NA (A)	2.450	07-28-22	1,570,000	1,558,844
Regions Financial Corp.	2.750	08-14-22	1,525,000	1,517,295
Santander Holdings USA, Inc.	2.700	05-24-19	580,000	582,180
Santander Holdings USA, Inc. (C)	3.700	03-28-22	1,093,000	1,110,655
Santander UK Group Holdings PLC (C)	4.750	09-15-25	790,000	826,428
Standard Chartered PLC (C)	2.100	08-19-19	2,020,000	2,008,351

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 16

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Sumitomo Mitsui Trust Bank, Ltd. (C)	2.050	03-06-19	1,410,000	$1,407,148
SunTrust Bank	2.450	08-01-22	1,250,000	1,237,455
SunTrust Bank	7.250	03-15-18	280,000	284,226
The PNC Financial Services Group, Inc. (4.850% to
6-1-23, then 3 month LIBOR + 3.040%) (E)	4.850	06-01-23	875,000	901,250
The PNC Financial Services Group, Inc. (6.750% to
8-1-21, then 3 month LIBOR + 3.678%) (E)	6.750	08-01-21	801,000	892,715
The Royal Bank of Scotland Group PLC	3.875	09-12-23	1,405,000	1,428,036
US Bank NA	2.000	01-24-20	1,185,000	1,180,836
Wells Fargo & Company, Series K (7.980% to
3-15-18, then 3 month LIBOR + 3.770%) (E)	7.980	03-15-18	1,015,000	1,030,834
Wells Fargo & Company, Series MTN	4.650	11-04-44	945,000	1,012,637
Wells Fargo & Company, Series U (5.875% to
6-15-25, then 3 month LIBOR + 3.990%) (E)	5.875	06-15-25	2,355,000	2,614,050
Westpac Banking Corp.	2.150	03-06-20	1,754,000	1,751,053
Capital markets 2.8%
Ares Capital Corp.	3.875	01-15-20	1,175,000	1,197,121
Credit Suisse AG	2.300	05-28-19	1,890,000	1,894,066
FS Investment Corp.	4.000	07-15-19	935,000	948,238
FS Investment Corp.	4.250	01-15-20	704,000	717,007
Jefferies Group LLC	4.850	01-15-27	1,036,000	1,090,563
Jefferies Group LLC	8.500	07-15-19	460,000	503,121
Macquarie Bank, Ltd. (C)	4.875	06-10-25	1,250,000	1,319,678
Morgan Stanley	3.875	01-27-26	895,000	927,333
Morgan Stanley	5.500	01-26-20	1,175,000	1,249,506
Morgan Stanley	7.300	05-13-19	1,860,000	1,991,504
Stifel Financial Corp.	4.250	07-18-24	960,000	984,990
The Goldman Sachs Group, Inc.	2.000	04-25-19	725,000	722,804
The Goldman Sachs Group, Inc.	2.300	12-13-19	2,175,000	2,171,832
The Goldman Sachs Group, Inc.	3.850	01-26-27	1,855,000	1,893,151
UBS AG	2.375	08-14-19	1,760,000	1,764,781
UBS AG (C)	2.450	12-01-20	1,600,000	1,598,285
UBS Group Funding Switzerland AG (2.859% to
8-15-22, then 3 month LIBOR + 0.954%) (C)	2.859	08-15-23	1,525,000	1,509,629
Consumer finance 1.5%
American Express Company	2.500	08-01-22	1,410,000	1,391,319
Capital One Bank USA NA	2.300	06-05-19	1,605,000	1,603,059
Capital One Financial Corp.	2.400	10-30-20	645,000	641,855
Capital One Financial Corp.	2.450	04-24-19	980,000	982,600
Capital One Financial Corp.	3.750	07-28-26	1,655,000	1,639,760
Capital One Financial Corp.	4.200	10-29-25	1,170,000	1,197,258
Capital One NA	2.350	08-17-18	880,000	881,905
Discover Bank	2.600	11-13-18	1,580,000	1,587,238
Discover Bank	8.700	11-18-19	417,000	461,631
Discover Financial Services	3.950	11-06-24	1,323,000	1,355,277

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 17

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Consumer finance (continued)
Discover Financial Services	4.100	02-09-27	483,000	$492,551
Discover Financial Services	5.200	04-27-22	215,000	232,475
Diversified financial services 0.2%
Doric Nimrod Air Alpha 2013-1 Class B Pass
Through Trust (C)	6.125	11-30-21	212,319	218,965
Leucadia National Corp.	5.500	10-18-23	955,000	1,019,946
Insurance 1.3%
Aquarius & Investments PLC (6.375% to 9-1-19,
then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	925,000	975,098
AXA SA (6.379% to 12-14-36, then 3 month
LIBOR + 2.256%) (C)(E)	6.379	12-14-36	435,000	504,600
AXA SA	8.600	12-15-30	515,000	741,600
Brighthouse Financial, Inc. (C)	3.700	06-22-27	1,620,000	1,574,597
MetLife, Inc.	6.400	12-15-66	770,000	887,425
MetLife, Inc. (C)	9.250	04-08-38	585,000	865,800
Nippon Life Insurance Company (5.100% to
10-16-24, then 5 Year U.S. ISDAFIX +
3.650%) (C)	5.100	10-16-44	640,000	679,808
Prudential Financial, Inc. (5.875% to 9-15-22, then
3 month LIBOR + 4.175%)	5.875	09-15-42	1,890,000	2,071,950
Teachers Insurance & Annuity Association of
America (C)	4.270	05-15-47	1,145,000	1,184,172
The Hartford Financial Services Group, Inc.
(8.125% to 6-15-18, then 3 month LIBOR +
4.603%)	8.125	06-15-68	1,465,000	1,505,288
Health care 2.0%				16,235,564
Biotechnology 0.6%
AbbVie, Inc.	3.600	05-14-25	1,115,000	1,139,088
Shire Acquisitions Investments Ireland DAC	1.900	09-23-19	2,185,000	2,163,980
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	1,700,000	1,633,233
Health care equipment and supplies 0.2%
Becton, Dickinson and Company	2.133	06-06-19	1,295,000	1,290,896
Zimmer Biomet Holdings, Inc.	3.550	04-01-25	643,000	643,031
Health care providers and services 0.7%
AmerisourceBergen Corp.	3.450	12-15-27	1,525,000	1,517,483
Cardinal Health, Inc.	1.948	06-14-19	970,000	964,804
Express Scripts Holding Company	2.600	11-30-20	1,535,000	1,535,048
Universal Health Services, Inc. (C)	4.750	08-01-22	585,000	599,625
Universal Health Services, Inc. (C)	5.000	06-01-26	832,000	867,360
Pharmaceuticals 0.5%
Allergan Funding SCS	3.800	03-15-25	925,000	930,908
Mylan NV	2.500	06-07-19	711,000	710,458
Mylan NV	3.950	06-15-26	1,176,000	1,172,428
Pfizer, Inc.	1.450	06-03-19	1,075,000	1,067,222

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 18

	Rate (%)	Maturity date	Par value^	Value
Industrials 3.5%				$28,371,877
Aerospace and defense 0.3%
Lockheed Martin Corp.	4.700	05-15-46	965,000	1,096,723
Rockwell Collins, Inc.	1.950	07-15-19	710,000	707,373
Textron, Inc.	7.250	10-01-19	225,000	244,168
Airlines 2.2%
American Airlines 2011-1 Class B Pass Through
Trust (C)	7.000	07-31-19	708,759	716,201
American Airlines 2013-1 Class A Pass Through
Trust	4.000	01-15-27	444,578	460,672
American Airlines 2013-2 Class A Pass Through
Trust	4.950	07-15-24	937,382	995,968
American Airlines 2015-1 Class A Pass Through
Trust	3.375	11-01-28	1,142,252	1,144,393
American Airlines 2015-1 Class B Pass Through
Trust	3.700	11-01-24	832,522	834,604
American Airlines 2016-1 Class A Pass Through
Trust	4.100	07-15-29	973,155	1,018,771
American Airlines 2016-1 Class AA Pass Through
Trust	3.575	07-15-29	1,003,931	1,025,616
American Airlines 2017-1 Class A Pass Through
Trust	4.000	08-15-30	550,000	575,190
American Airlines 2017-1 Class AA Pass Through
Trust	3.650	02-15-29	850,000	880,796
American Airlines 2017-2 Class A Pass Through
Trust	3.600	04-15-31	470,000	478,930
British Airways 2013-1 Class A Pass Through
Trust (C)	4.625	06-20-24	1,106,224	1,178,129
British Airways 2013-1 Class B Pass Through
Trust (C)	5.625	12-20-21	207,193	214,942
Continental Airlines 1997-4 Class A Pass Through
Trust	6.900	07-02-19	13,817	13,834
Continental Airlines 1999-1 Class A Pass Through
Trust	6.545	08-02-20	142,774	147,771
Continental Airlines 2007-1 Class A Pass Through
Trust	5.983	10-19-23	564,372	619,286
Delta Air Lines 2002-1 Class G-1 Pass Through
Trust	6.718	07-02-24	833,888	927,701
Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	01-02-20	211,660	216,739
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	10-15-20	494,050	513,080
Delta Air Lines, Inc.	3.625	03-15-22	1,310,000	1,336,549
Northwest Airlines 2007-1 Class A Pass Through
Trust	7.027	05-01-21	240,030	259,232
United Airlines 2014-2 Class A Pass Through Trust	3.750	03-03-28	1,166,822	1,198,910
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	620,530	642,435
United Airlines 2016-1 Class A Pass Through Trust	3.450	01-07-30	975,000	992,063
United Airlines 2016-1 Class B Pass Through Trust	3.650	07-07-27	440,000	437,272
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	615,188	685,504
US Airways 2012-1 Class A Pass Through Trust	5.900	04-01-26	455,013	510,752

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 19

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Building products 0.1%
Owens Corning	4.200	12-15-22	990,000	$1,038,823
Industrial conglomerates 0.1%
General Electric Company (3 month LIBOR +
0.480%) (D)	1.896	08-15-36	660,000	583,056
Professional services 0.3%
Equifax, Inc.	3.250	06-01-26	275,000	259,333
Equifax, Inc.	7.000	07-01-37	225,000	276,443
Verisk Analytics, Inc.	4.000	06-15-25	1,500,000	1,555,987
Road and rail 0.0%
Penske Truck Leasing Company LP (C)	2.875	07-17-18	345,000	346,959
Trading companies and distributors 0.5%
AerCap Ireland Capital DAC	4.625	10-30-20	1,060,000	1,114,855
AerCap Ireland Capital DAC	5.000	10-01-21	1,160,000	1,240,470
Air Lease Corp.	3.375	01-15-19	600,000	607,034
International Lease Finance Corp.	5.875	04-01-19	725,000	757,225
International Lease Finance Corp. (C)	7.125	09-01-18	500,000	518,088
Information technology 3.1%				25,086,358
Communications equipment 0.2%
Telefonaktiebolaget LM Ericsson	4.125	05-15-22	1,490,000	1,501,940
Electronic equipment, instruments and components 0.5%
Jabil, Inc.	4.700	09-15-22	1,740,000	1,823,520
Keysight Technologies, Inc.	4.600	04-06-27	670,000	711,589
Tech Data Corp.	4.950	02-15-27	1,621,000	1,698,607
Internet software and services 0.1%
eBay, Inc.	2.150	06-05-20	655,000	650,795
Software 1.3%
Activision Blizzard, Inc.	3.400	09-15-26	1,010,000	1,015,107
Activision Blizzard, Inc. (C)	6.125	09-15-23	1,040,000	1,098,156
Autodesk, Inc.	3.500	06-15-27	1,185,000	1,173,258
CA, Inc.	3.600	08-15-22	1,080,000	1,091,506
CA, Inc.	4.700	03-15-27	753,000	783,881
Citrix Systems, Inc.	4.500	12-01-27	1,268,000	1,280,867
Electronic Arts, Inc.	4.800	03-01-26	1,490,000	1,635,167
Microsoft Corp.	4.450	11-03-45	1,350,000	1,539,551
VMware, Inc.	2.950	08-21-22	893,000	887,781
Technology hardware, storage and peripherals 1.0%
Dell International LLC (C)	3.480	06-01-19	1,710,000	1,731,971
Dell International LLC (C)	6.020	06-15-26	2,025,000	2,224,471
Dell International LLC (C)	8.350	07-15-46	640,000	803,043
DXC Technology Company	2.875	03-27-20	1,045,000	1,052,441
Hewlett Packard Enterprise Company (C)	2.100	10-04-19	1,320,000	1,310,837
NetApp, Inc.	2.000	09-27-19	1,080,000	1,071,870

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 20

	Rate (%)	Maturity date	Par value^	Value
Materials 0.4%				$3,728,078
Chemicals 0.3%
Braskem Finance, Ltd. (C)	7.000	05-07-20	555,000	603,563
Braskem Netherlands Finance BV (C)	4.500	01-10-28	975,000	970,369
Mexichem SAB de CV (A)(C)	4.000	10-04-27	525,000	522,375
The Sherwin-Williams Company	2.250	05-15-20	820,000	816,339
Metals and mining 0.1%
Anglo American Capital PLC (C)	4.750	04-10-27	785,000	815,432
Real estate 1.2%				9,574,061
Equity real estate investment trusts 1.2%
American Tower Corp.	3.400	02-15-19	994,000	1,005,595
American Tower Corp.	3.550	07-15-27	1,585,000	1,569,927
American Tower Corp.	4.700	03-15-22	710,000	765,252
Crown Castle Towers LLC (C)	4.883	08-15-40	1,085,000	1,141,540
Crown Castle Towers LLC (C)	6.113	01-15-40	1,290,000	1,365,901
Omega Healthcare Investors, Inc.	4.500	01-15-25	840,000	836,451
Omega Healthcare Investors, Inc.	4.950	04-01-24	760,000	793,613
Omega Healthcare Investors, Inc.	5.250	01-15-26	475,000	495,235
Ventas Realty LP	3.500	02-01-25	1,245,000	1,253,518
Welltower, Inc.	4.125	04-01-19	340,000	347,029
Telecommunication services 1.4%				11,182,632
Diversified telecommunication services 1.2%
AT&T, Inc.	3.900	08-14-27	1,210,000	1,201,564
AT&T, Inc.	4.750	05-15-46	1,045,000	999,014
AT&T, Inc.	5.450	03-01-47	1,910,000	2,012,061
Sprint Spectrum Company LLC (C)	3.360	03-20-23	650,000	655,070
Verizon Communications, Inc.	4.400	11-01-34	900,000	904,203
Verizon Communications, Inc.	4.672	03-15-55	648,000	615,631
Verizon Communications, Inc.	4.862	08-21-46	2,165,000	2,209,351
Verizon Communications, Inc.	5.012	08-21-54	679,000	684,752
Wireless telecommunication services 0.2%
CC Holdings GS V LLC	3.849	04-15-23	795,000	821,219
MTN Mauritius Investment, Ltd. (A)(C)	4.755	11-11-24	510,000	504,645
SBA Tower Trust (C)	3.598	04-09-43	575,000	575,122
Utilities 1.7%				13,676,850
Electric utilities 1.5%
Abengoa Transmision Sur SA (C)	6.875	04-30-43	616,094	678,474
Broadcom Corp. (C)	2.375	01-15-20	1,465,000	1,452,617
Broadcom Corp. (C)	3.875	01-15-27	1,595,000	1,564,520
Electricite de France SA (C)	3.625	10-13-25	695,000	710,440
Electricite de France SA (5.250% to 1-29-23, then
10 Year U.S. Swap Rate + 3.709%) (C)(E)	5.250	01-29-23	660,000	673,530
Emera US Finance LP	3.550	06-15-26	534,000	535,265
Empresa Electrica Angamos SA (C)	4.875	05-25-29	735,000	727,735

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 21

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
FPL Energy National Wind LLC (C)	5.608	03-10-24	31,727	$31,926
Israel Electric Corp., Ltd. (C)	6.875	06-21-23	490,000	574,133
Israel Electric Corp., Ltd. (C)	7.250	01-15-19	645,000	677,388
NextEra Energy Capital Holdings, Inc.	2.300	04-01-19	460,000	460,220
NextEra Energy Capital Holdings, Inc.	2.400	09-15-19	1,070,000	1,070,839
NextEra Energy Capital Holdings, Inc.	3.550	05-01-27	1,305,000	1,330,893
Southern California Edison Company (6.250% to
2-1-22, then 3 month LIBOR + 4.199%) (E)	6.250	02-01-22	490,000	548,952
Southern Power Company	1.950	12-15-19	1,100,000	1,092,891
Independent power and renewable electricity producers 0.0%
Exelon Corp.	5.150	12-01-20	265,000	282,426
Multi-utilities 0.2%
CenterPoint Energy, Inc.	2.500	09-01-22	635,000	627,203
Dominion Energy, Inc.	2.579	07-01-20	637,000	637,398
Capital preferred securities 0.1%				$835,850
(Cost $695,024)
Financials 0.1%				835,850
Capital markets 0.1%
State Street Corp. (3 month LIBOR + 1.000%) (D)	2.320	06-01-77	916,000	835,850
Collateralized mortgage obligations 11.3%				$92,178,563
(Cost $92,205,259)
Commercial and residential 9.6%				77,933,301
Americold LLC
Series 2010-ARTA, Class D (C)	7.443	01-14-29	885,000	973,636
AOA Mortgage Trust
Series 2015-1177, Class C (C)(D)	3.110	12-13-29	1,066,000	1,060,216
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class E (1 month LIBOR +
2.600%) (C)(D)	3.839	09-15-26	415,000	415,238
Series 2015-200P, Class C (C)(D)	3.716	04-14-33	1,436,000	1,454,193
BBCMS Trust
Series 2015-MSQ, Class D (C)(D)	4.123	09-15-32	640,000	636,488
Series 2015-SRCH, Class D (C)(D)	5.122	08-10-35	1,065,000	1,124,571
Bear Stearns ALT-A Trust
Series 2005-5, Class 1A4 (1 month LIBOR +
0.560%) (D)	1.889	07-25-35	218,667	215,809
Series 2005-7, Class 11A1 (1 month LIBOR +
0.540%) (D)	1.869	08-25-35	690,399	677,995
BWAY Mortgage Trust
Series 2015-1740, Class D (C)(D)	3.787	01-10-35	500,000	491,398
Series 2015-1740, Class XA IO (C)	1.023	01-10-35	11,465,000	416,498
BX Trust
Series 2017-SLCT, Class C (1 month LIBOR +
1.400%) (C)(D)	2.650	07-15-34	1,725,000	1,724,977
BXP Trust
Series 2017-GM, Class D (C)(D)	3.539	06-13-39	1,085,000	1,037,499

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 22

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
CD Commercial Mortgage Trust
Series 2017-CD3, Class C (D)	4.715	02-10-50	1,115,000	$1,160,903
CGDB Commercial Mortgage Trust
Series 2017-BIO, Class D (1 month LIBOR +
1.700%) (C)(D)	2.939	05-15-30	1,500,000	1,500,000
CGDBB Commercial Mortgage Trust
Series 2017-BIO, Class D (1 month LIBOR +
1.600%) (C)(D)	2.850	07-15-28	2,000,000	1,998,748
Series 2017-BIOC, Class B (1 month LIBOR +
0.970%) (C)(D)	2.220	07-15-28	1,143,000	1,143,359
CGGS Commercial Mortgage Trust
Series 2016-RNDA, Class DFX (C)	4.387	02-10-33	1,280,010	1,282,528
CGMS Commercial Mortgage Trust
Series 2017-MDRC, Class C (1 month LIBOR +
1.300%) (C)(D)	2.539	07-15-30	1,145,000	1,145,495
Chicago Skyscraper Trust
Series 2017-SKY, Class C (1 month LIBOR +
1.250%) (C)(D)	2.500	02-15-30	2,515,000	2,518,130
Citigroup Commercial Mortgage Trust
Series 2017-1500, Class C (1 month LIBOR +
1.250%) (C)(D)	2.500	07-15-32	605,000	603,163
CLNS Trust
Series 2017-IKPR, Class C (1 month LIBOR +
1.100%) (C)(D)	2.345	06-11-32	430,000	429,864
Cold Storage Trust
Series 2017-ICE3, Class D (1 month LIBOR +
2.100%) (C)(D)	3.350	04-15-36	1,055,000	1,060,257
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO	1.824	08-15-45	5,285,661	335,859
Series 2012-CR3 Class XA IO	1.882	10-15-45	7,653,017	576,244
Series 2013-CR6, Class XA IO	1.415	03-10-46	4,427,681	160,059
Series 2013-CR8, Class XA IO	0.739	06-10-46	5,032,473	96,888
Series 2014-CR15, Class XA IO	1.417	02-10-47	7,260,962	281,706
Series 2014-CR16, Class C (D)	5.065	04-10-47	1,181,000	1,244,693
Series 2015-CR27, Class B (D)	4.510	10-10-48	695,000	727,485
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2012-LC4, Class B (D)	4.934	12-10-44	955,000	1,000,605
Series 2013-300P, Class D (C)(D)	4.540	08-10-30	1,305,000	1,362,235
Series 2013-CR11, Class B (D)	5.327	08-10-50	1,485,000	1,601,443
Series 2013-CR13, Class C (D)	4.904	11-12-46	755,000	785,443
Series 2013-LC13, Class B (C)(D)	5.009	08-10-46	555,000	599,649
Series 2014-FL4, Class D (1 month LIBOR +
2.450%) (C)(D)	3.689	07-13-31	1,020,000	1,014,349
Series 2014-TWC, Class D (1 month LIBOR +
2.250%) (C)(D)	3.588	02-13-32	695,000	697,768
Commercial Mortgage Trust (Deutsche Bank
AG/Morgan Stanley)
Series 2014-PAT, Class D (1 month LIBOR +
2.150%) (C)(D)	3.385	08-13-27	1,020,000	1,021,241
Credit Suisse First Boston Mortgage Securities
Corp.
Series 2006-OMA, Class B2 (C)	5.538	05-15-23	900,000	944,945

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
DBCG Mortgage Trust
Series 2017-BBG, Class C (1 month LIBOR +
1.000%) (C)(D)	2.250	06-15-34	1,370,000	$1,369,999
DBJPM Mortgage Trust
Series 2016-C3, Class C (D)	3.635	09-10-49	342,000	330,607
Series 2017-C6, Class C (D)	4.174	06-10-50	660,000	670,869
Deutsche Mortgage Securities, Inc. Mortgage Loan
Trust
Series 2004-4, Class 2AR1 (1 month LIBOR +
0.540%) (D)	1.869	06-25-34	396,587	391,418
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class DFX (C)(D)	3.495	12-15-34	1,000,000	1,006,011
Great Wolf Trust
Series 2017, Class B (1 month LIBOR +
1.100%) (C)(D)	2.350	09-15-34	1,750,000	1,750,545
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO	2.419	05-10-45	9,683,797	611,335
Series 2014-NEW, Class C (C)	3.790	01-10-31	305,000	303,625
Series 2015-590M, Class C (C)(D)	3.932	10-10-35	1,265,000	1,263,516
Series 2016-RENT, Class D (C)(D)	4.202	02-10-29	990,000	1,003,452
Series 2017-485L, Class C (C)(D)	4.115	02-10-37	605,000	621,651
Series 2017-500K, Class D (1 month LIBOR +
1.300%) (C)(D)	2.550	07-15-32	2,000,000	2,002,046
Series 2017-GS5, Class C (D)	4.299	03-10-50	485,000	491,220
Series 2017-GS6, Class C (D)	4.322	05-10-50	515,000	527,508
HarborView Mortgage Loan Trust
Series 2005-2, Class X IO	1.337	05-19-35	3,259,064	147,960
HILT Mortgage Trust
Series 2014-ORL, Class D (1 month LIBOR +
2.150%) (C)(D)	3.400	07-15-29	700,000	701,077
Hilton USA Trust
Series 2016-HHV, Class D (C)(D)	4.333	11-05-38	675,000	665,891
Hudsons Bay Simon JV Trust
Series 2015-HBFL, Class DFL (1 month LIBOR +
3.650%) (C)(D)	4.892	08-05-34	820,000	819,461
Impac Secured Assets Corp.
Series 2004-4, Class M2 (1 month LIBOR +
0.810%) (D)	2.139	02-25-35	405,000	404,612
IMT Trust
Series 2017-APTS, Class CFX (C)(D)	3.613	06-15-34	510,000	506,228
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class C (D)	4.816	04-15-47	1,020,000	1,044,137
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C14, Class XA IO (C)	1.582	07-05-32	6,889,354	395,858
Series 2014-FL5, Class C (1 month LIBOR +
2.100%) (C)(D)	3.350	07-15-31	481,000	477,289
Series 2014-PHH, Class C (1 month LIBOR +
2.350%) (C)(D)	3.589	08-15-27	1,420,000	1,420,000
Series 2015-MAR7, Class C (C)	4.490	06-05-32	1,555,000	1,582,789
Series 2015-SGP, Class B (1 month LIBOR +
2.750%) (C)(D)	3.989	07-15-36	530,000	534,469

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 24

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2016-JP3, Class C (D)	3.622	08-15-49	389,000	$372,942
MAD Mortgage Trust
Series 2017-330M, Class D (C)(D)	4.108	08-15-34	685,000	687,124
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class C (D)	4.281	02-15-46	887,000	873,273
Morgan Stanley Capital I Trust
Series 2014-150E, Class D (C)(D)	4.438	09-09-32	1,785,000	1,827,875
Series 2015, Class XLF1 C (1 month LIBOR +
2.200%) (C)(D)	3.446	08-14-31	750,000	753,059
Motel 6 Trust
Series 2017-MTL6, Class C (1 month LIBOR +
1.400%) (C)(D)	2.639	08-15-34	1,095,841	1,095,839
MSCG Trust
Series 2016-SNR, Class D (C)	6.550	11-15-34	1,120,000	1,132,100
MSDB Trust
Series 2017-712F, Class C (C)(D)	3.749	07-11-39	170,000	171,168
MSSG Trust
Series 2017-237P, Class D (C)	3.864	09-13-39	385,000	372,783
Olympic Tower Mortgage Trust
Series 2017-OT, Class D (C)(D)	4.077	05-10-39	850,000	845,361
One Market Plaza Trust
Series 2017-1MKT, Class D (C)	4.146	02-10-32	460,000	466,230
Opteum Mortgage Acceptance Corp. Asset Backed
Pass Through Certificates
Series 2005-2, Class M2 (1 month LIBOR +
6.750%) (D)	2.004	04-25-35	505,000	504,741
Thornburg Mortgage Securities Trust
Series 2004-1, Class II2A (D)	2.389	03-25-44	349,093	342,178
TMSQ Mortgage Trust
Series 2011-1500, Class D (C)(D)	3.963	10-10-36	775,000	750,311
Series 2014-1500, Class C (C)(D)	3.963	10-10-36	2,465,000	2,449,282
UBS Commercial Mortgage Trust
Series 2012-C1, Class B	4.822	05-10-45	715,000	769,700
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class XA IO (C)	1.527	05-10-63	4,221,755	209,571
VNDO Mortgage Trust
Series 2013-PENN, Class D (C)(D)	4.079	12-13-29	1,232,000	1,253,348
VNDO Trust
Series 2016-350P, Class D (C)(D)	4.033	01-10-35	1,115,000	1,089,348
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (C)(D)	2.800	03-18-28	1,865,000	1,855,930
Series 2014-LC18, Class A2	2.954	12-15-47	125,000	126,542
Series 2015-LC22, Class B (D)	4.693	09-15-58	792,000	841,881
Series 2017-RB1, Class C (D)	4.311	03-15-50	605,000	613,775
WFCG Commercial Mortgage Trust
Series 2015-BXRP, Class D (1 month LIBOR +
2.571%) (C)(D)	3.821	11-15-29	64,274	64,274
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class B XA IO (C)	2.124	11-15-45	5,183,796	372,619
Series 2013-C15, Class B (D)	4.631	08-15-46	585,000	615,581
Series 2013-C16, Class B (D)	5.145	09-15-46	345,000	371,910

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 25

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Worldwide Plaza Trust
Series 2017-WWP, Class D (C)(D)	3.596	11-10-36	555,000	$539,406
U.S. Government Agency 1.7%				14,245,262
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2 (1 month LIBOR +
1.850%) (D)	3.179	10-25-27	680,000	695,640
Series 2016-DNA3, Class M2 (1 month LIBOR +
2.000%) (D)	3.328	12-25-28	305,000	310,985
Series K017, Class X1 IO	1.500	12-25-21	10,710,835	480,031
Series K018, Class X1 IO	1.519	01-25-22	10,035,376	454,839
Series K021, Class X1 IO	1.600	06-25-22	2,627,540	144,213
Series K022, Class X1 IO	1.379	07-25-22	14,161,455	676,810
Series K030, Class X1 IO	0.319	04-25-23	218,826,779	2,123,998
Series K038, Class X1 IO	1.332	03-25-24	22,368,223	1,338,937
Series K048, Class X1 IO	0.378	06-25-25	6,644,277	112,515
Series K707, Class X1 IO	1.653	12-25-18	1,817,415	20,047
Series K709, Class X1 IO	1.638	03-25-19	2,435,987	36,340
Series K710, Class X1 IO	1.864	05-25-19	3,598,083	68,137
Series K711, Class X1 IO	1.806	07-25-19	6,654,090	129,881
Series K718, Class X1 IO	0.765	01-25-22	24,668,613	545,532
Government National Mortgage Association
Series 2012-114, Class IO	0.809	01-16-53	1,252,556	63,784
Series 2016-142, Class IO	0.998	09-16-58	3,347,937	268,968
Series 2016-162, Class IO	0.996	09-16-58	7,843,373	622,481
Series 2016-174, Class IO	0.899	11-16-56	5,175,001	409,242
Series 2016-87, Class IO	1.007	08-16-58	3,848,256	296,211
Series 2017-109, Class IO	0.612	04-16-57	7,279,091	451,528
Series 2017-124, Class IO	0.705	01-16-59	9,151,552	647,790
Series 2017-140, Class IO	0.609	02-16-59	5,481,563	383,052
Series 2017-169, Class IO	0.744	01-16-60	11,525,000	803,411
Series 2017-20, Class IO	0.749	12-16-58	10,242,524	685,059
Series 2017-22, Class IO	1.047	12-16-57	3,721,094	344,008
Series 2017-3, Class IO	0.907	09-16-58	9,315,842	696,153
Series 2017-41, Class IO	0.792	07-16-58	7,311,242	520,674
Series 2017-46, Class IO	0.619	11-16-57	7,933,801	512,638
Series 2017-61, Class IO	0.766	05-16-59	4,890,990	402,358
Asset backed securities 12.5%				$101,841,032
(Cost $101,986,616)
Asset backed securities 12.5%				101,841,032
Ally Auto Receivables Trust
Series 2017-3, Class A3	1.740	09-15-21	1,270,000	1,264,475
Series 2017-4, Class A4	1.960	07-15-22	895,000	887,331
American Express Credit Account Master Trust
Series 2017-1, Class A	1.930	09-15-22	2,660,000	2,653,271
Applebee’s Funding LLC
Series 2014-1, Class A2 (C)	4.277	09-05-44	1,800,000	1,755,664

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 26

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Arby’s Funding LLC
Series 2015-1A, Class A2 (C)	4.969	10-30-45	1,303,400	$1,329,286
Argent Securities, Inc.
Series 2004-W6, Class M1 (1 month LIBOR +
0.825%) (D)	2.154	05-25-34	83,267	83,040
BA Credit Card Trust
Series 2017-A1, Class A1	1.950	08-15-22	3,515,000	3,507,545
BMW Vehicle Owner Trust
Series 2016-A, Class A4	1.370	12-27-22	620,000	610,883
Cabela’s Credit Card Master Note Trust
Series 2013-2A, Class A1 (C)	2.170	08-16-21	275,000	275,816
Series 2015-1A, Class A1	2.260	03-15-23	1,460,000	1,463,464
Series 2016-1, Class A1	1.780	06-15-22	2,405,000	2,393,931
California Republic Auto Receivables Trust
Series 2015-2, Class A4	1.750	01-15-21	1,360,000	1,357,962
Series 2016-2, Class A4	1.830	12-15-21	1,360,000	1,352,227
Capital One Multi-Asset Execution Trust
Series 2016-A3, Class A3	1.340	04-15-22	1,731,000	1,714,335
Series 2017-A1, Class A1	2.000	01-17-23	2,910,000	2,903,859
CarMax Auto Owner Trust
Series 2015-2, Class A4	1.800	03-15-21	849,000	846,431
Series 2016-1, Class A4	1.880	06-15-21	485,000	482,229
Series 2016-2, Class A4	1.680	09-15-21	824,000	815,663
Chase Issuance Trust
Series 2016-A2, Class A	1.370	06-15-21	1,630,000	1,615,293
Series 2016-A5, Class A5	1.270	07-15-21	3,685,000	3,641,423
Chrysler Capital Auto Receivables Trust
Series 2016-BA, Class A4 (C)	1.870	02-15-22	590,000	584,221
Citibank Credit Card Issuance Trust
Series 2016-A1, Class A1	1.750	11-19-21	2,850,000	2,833,772
CKE Restaurant Holdings, Inc.
Series 2013-1A, Class A2 (C)	4.474	03-20-43	1,356,976	1,362,669
CNH Equipment Trust
Series 2016-B, Class A3	1.630	08-15-21	475,000	472,876
Series 2017-C, Class A3	2.080	02-15-23	850,000	849,980
Coinstar Funding LLC
Series 2017-1A, Class A2 (C)	5.216	04-25-47	1,009,925	1,050,507
Countrywide Asset-Backed Certificates Trust
Series 2004-10, Class AF5B	4.820	02-25-35	212,441	211,934
CSMC Trust
Series 2006-CF2, Class M2 (1 month LIBOR +
0.520%) (C)(D)	1.849	05-25-36	1,340,000	1,328,485
DB Master Finance LLC
Series 2015-1A, Class A2II (C)	3.980	02-20-45	1,312,875	1,336,139
Discover Card Execution Note Trust
Series 2017-A6, Class A6	1.880	02-15-23	3,290,000	3,268,508
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23 (C)	4.118	07-25-47	1,581,038	1,621,449
Driven Brands Funding LLC
Series 2015-1A, Class A2 (C)	5.216	07-20-45	1,445,500	1,498,116

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 27

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Five Guys Funding LLC
Series 2017-1A, Class A2 (C)	4.600	07-25-47	658,350	$672,339
FOCUS Brands Funding LLC
Series 2017-1A, Class A2I (C)	3.857	04-30-47	378,100	383,616
Ford Credit Auto Owner Trust
Series 2014-1, Class B (C)	2.410	11-15-25	540,000	541,807
Series 2016-B, Class A4	1.520	08-15-21	345,000	341,180
Series 2016-C, Class A4	1.400	02-15-22	1,007,000	990,090
Series 2017-A, Class A4	1.920	04-15-22	1,955,000	1,944,749
Series 2017-B, Class A4	1.870	09-15-22	348,000	344,739
Series 2017-C, Class A4	2.160	03-15-23	890,000	889,856
Ford Credit Floorplan Master Owner Trust
Series 2017-2, Class A1	2.160	09-15-22	1,450,000	1,448,195
GM Financial Consumer Automobile
Receivables Trust
Series 2017-2A, Class A3 (C)	1.860	12-16-21	1,295,000	1,289,757
Series 2017-3A, Class A4 (C)	2.130	03-16-23	1,170,000	1,162,772
Hertz Vehicle Financing II LP
Series 2016-3A, Class A (C)	2.270	07-25-20	680,000	676,594
Hilton Grand Vacations Trust
Series 2017-AA, Class A (C)	2.660	12-26-28	819,332	815,425
Honda Auto Receivables Owner Trust
Series 2015-1, Class A4	1.320	11-16-20	565,000	564,610
Series 2016-2, Class A4	1.620	08-15-22	1,580,000	1,569,562
Series 2016-3, Class A4	1.330	11-18-22	2,515,000	2,482,152
Series 2017-1, Class A3	1.720	07-21-21	1,695,000	1,688,853
Series 2017-2, Class A4	1.870	09-15-23	384,000	380,395
Series 2017-3, Class A4	1.980	11-20-23	475,000	472,773
Huntington Auto Trust
Series 2015-1, Class A4	1.640	06-15-21	395,000	394,408
Series 2016-1, Class A4	1.930	04-15-22	2,135,000	2,124,936
Hyundai Auto Receivables Trust
Series 2015-A, Class A4	1.370	07-15-20	1,115,000	1,112,583
Series 2017-A, Class A3	1.760	08-16-21	1,355,000	1,349,609
Mercedes-Benz Auto Receivables Trust
Series 2015-1, Class A3	1.340	12-16-19	1,027,176	1,025,689
Series 2016-1, Class A4	1.460	12-15-22	1,640,000	1,617,739
Merrill Lynch Mortgage Investors Trust
Series 2005-WMC1, Class M1 (1 month LIBOR
+ 0.750%) (D)	2.078	09-25-35	642,694	623,407
MMAF Equipment Finance LLC
Series 2017-B, Class A3 (C)	2.210	10-17-22	1,138,000	1,135,004
MVW Owner Trust
Series 2014-1A, Class A (C)	2.250	09-22-31	71,859	70,987
Series 2015-1A, Class A (C)	2.520	12-20-32	225,342	224,689
Nissan Auto Receivables Owner Trust
Series 2015-A, Class A4	1.500	09-15-21	1,280,000	1,274,905
Series 2016-B, Class A3	1.320	01-15-21	1,950,000	1,936,810
Series 2016-B, Class A4	1.540	10-17-22	440,000	434,568
Series 2017-A, Class A3	1.740	08-16-21	850,000	846,274

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 28

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2017-B, Class A4	1.950	10-16-23	1,025,000	$1,017,227
Sierra Timeshare Receivables Funding LLC
Series 2014-2A, Class A (C)(D)	2.050	06-20-31	102,659	102,438
SoFi Professional Loan Program LLC
Series 2017-E, Class A2A (C)	1.860	11-26-40	816,911	814,053
Sonic Capital LLC
Series 2016-1A, Class A2 (C)	4.472	05-20-46	367,842	368,625
SunTrust Auto Receivables Trust
Series 2015-1A, Class A4 (C)	1.780	01-15-21	1,005,000	1,003,094
Synchrony Credit Card Master Note Trust
Series 2016-1, Class A	2.040	03-15-22	1,158,000	1,159,395
Taco Bell Funding LLC
Series 2016-1A, Class A2I (C)	3.832	05-25-46	888,750	902,401
TAL Advantage V LLC
Series 2014-1A, Class A (C)	3.510	02-22-39	331,250	330,649
Towd Point Mortgage Trust
Series 2015-1, Class A5 (C)(D)	3.518	10-25-53	355,000	365,786
Series 2015-2, Class 1M2 (C)(D)	3.488	11-25-60	815,000	846,202
Series 2016-5, Class A1 (C)(D)	2.500	10-25-56	1,227,856	1,222,114
Series 2017-1, Class A1 (C)(D)	2.750	10-25-56	434,280	435,190
Series 2017-2, Class A1 (C)(D)	2.750	04-25-57	375,206	375,672
Toyota Auto Receivables Owner Trust
Series 2016-B, Class A4	1.520	08-16-21	525,000	520,433
Series 2016-C, Class A4	1.320	11-15-21	567,000	559,025
Series 2017-A, Class A3	1.730	02-16-21	1,270,000	1,266,757
Series 2017-B, Class A3	1.760	07-15-21	1,760,000	1,751,172
Series 2017-C, Class A4	1.980	12-15-22	935,000	928,454
USAA Auto Owner Trust
Series 2015-1, Class A4	1.540	11-16-20	535,000	534,493
VSE VOI Mortgage LLC
Series 2017-A, Class A (C)	2.330	03-20-35	835,067	825,454
Wendys Funding LLC
Series 2015-1A, Class A2I (C)	3.371	06-15-45	2,361,800	2,373,113
Westgate Resorts LLC
Series 2014-1A, Class A (C)	2.150	12-20-26	373,614	372,166
Series 2014-1A, Class B (C)	3.250	12-20-26	165,394	165,497
Series 2015-1A, Class A (C)	2.750	05-20-27	141,748	141,818
Series 2015-2A, Class B (C)	4.000	07-20-28	285,565	286,756
Series 2016-1A, Class A (C)	3.500	12-20-28	281,230	282,712
Series 2017-1A, Class A (C)	3.050	12-20-30	678,771	678,014
World Omni Auto Receivables Trust
Series 2016-A, Class A3	1.770	09-15-21	1,570,000	1,566,464
Series 2017-B, Class A3	1.950	02-15-23	445,000	442,002
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 29

			Shares	Value
Preferred securities 0.3%				$2,247,007
(Cost $2,113,068)
Financials 0.1%				319,158
Banks 0.1%
Wells Fargo & Company, Series L, 7.500%			238	319,158

Utilities 0.2%				1,927,849
Multi-utilities 0.2%
Dominion Energy, Inc., 6.750%			26,035	1,376,991
DTE Energy Company, 6.500%			9,800	550,858

		Yield (%)	Shares	Value
Securities lending collateral 3.6%				$28,950,392
(Cost $28,950,771)
John Hancock Collateral Trust (F)		1.2290(G)	2,893,650	28,950,392

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.6%				$21,233,000
(Cost $21,233,000)
U.S. Government Agency 1.9%				15,543,000
Federal Agricultural Mortgage Corp. Discount Note	0.950	12-01-17	799,000	799,000
Federal Farm Credit Bank Discount Note	0.950	12-01-17	1,228,000	1,228,000
Federal Home Loan Bank Discount Note	0.700	12-01-17	2,481,000	2,481,000
Federal Home Loan Bank Discount Note	0.750	12-01-17	1,227,000	1,227,000
Federal Home Loan Bank Discount Note	0.900	12-01-17	9,808,000	9,808,000

			Par value^	Value
Repurchase agreement 0.7%				5,690,000
Barclays Tri-Party Repurchase Agreement dated
11-30-17 at 1.020% to be repurchased at
$5,511,156 on 12-1-17, collateralized by
$5,639,700 U.S. Treasury Notes, 1.250% due
11-15-18 (valued at $5,621,472, including
interest)			5,511,000	5,511,000
Repurchase Agreement with State Street Corp.
dated 11-30-17 at 0.340% to be repurchased
at $179,002 on 12-1-17, collateralized by
$175,000 U.S. Treasury Notes, 3.625% due
2-15-20 (valued at $183,814, including interest)			179,000	179,000

Total investments (Cost $841,378,813) 103.9%				$844,758,001
Other assets and liabilities, net (3.9%)				(31,345,165)
Total net assets 100.0%				$813,412,836
The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund. ^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 30

LIBOR	London Interbank Offered Rate
(A)	A portion of this security is on loan as of 11-30-17.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)

These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $154,681,978 or 19.0% of the fund’s net assets as of 11-30-17.

(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(G)	The rate shown is the annualized seven-day yield as of 11-30-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

At 11-30-17, the aggregate cost of investments for federal income tax purposes was $844,340,355. Net unrealized appreciation aggregated to $417,646, of which $7,377,438 related to gross unrealized appreciation and $6,959,792 related to gross unrealized depreciation.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND 31

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-17 (unaudited)

Assets
Unaffiliated investments, at value (Cost $812,428,042) including $28,331,031 of securities loaned	$815,807,609
Affiliated investments, at value (Cost $28,950,771)	28,950,392
Cash	46
Receivable for investments sold	1,448,573
Receivable for delayed delivery securities sold	13,671,045
Receivable for fund shares sold	8,140,387
Dividends and interest receivable	4,751,129
Receivable for securities lending income	8,139
Receivable due from advisor	574
Other receivables and prepaid expenses	120,463
Total assets	872,898,357
Liabilities
Payable for investments purchased	1,549,967
Payable for delayed delivery securities purchased	27,396,387
Payable for fund shares repurchased	1,299,915
Payable upon return of securities loaned	28,950,870
Distributions payable	53,653
Payable to affiliates
Accounting and legal services fees	26,797
Transfer agent fees	56,201
Distribution and service fees	27,370
Trustees' fees	474
Other liabilities and accrued expenses	123,887
Total liabilities	59,485,521
Net assets	$813,412,836
Net assets consist of
Paid-in capital	$817,070,336
Accumulated distributions in excess of net investment income	(1,270,762)
Accumulated net realized gain (loss) on investments	(5,765,926)
Net unrealized appreciation (depreciation) on investments	3,379,188
Net assets	$813,412,836

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       32

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($341,272,233 ÷ 32,708,926 shares)[1]	$10.43
Class B ($3,827,678 ÷ 366,818 shares)[1]	$10.43
Class C ($28,769,138 ÷ 2,757,003 shares)[1]	$10.43
Class I ($112,128,173 ÷ 10,743,574 shares)	$10.44
Class R2 ($546,672 ÷ 52,391 shares)	$10.43
Class R4 ($343,897 ÷ 32,955 shares)	$10.44
Class R6 ($326,525,045 ÷ 31,284,477 shares)	$10.44
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.86

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       33

STATEMENT OF OPERATIONS   For the six months ended 11-30-17 (unaudited)

Investment income
Interest	$11,702,045
Dividends	68,784
Securities lending	42,129
Less foreign taxes withheld	(683)
Total investment income	11,812,275
Expenses
Investment management fees	1,555,390
Distribution and service fees	599,124
Accounting and legal services fees	85,862
Transfer agent fees	406,829
Trustees' fees	6,605
State registration fees	95,696
Printing and postage	53,184
Professional fees	35,192
Custodian fees	52,070
Other	24,837
Total expenses	2,914,789
Less expense reductions	(274,593)
Net expenses	2,640,196
Net investment income	9,172,079
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	2,074,863
Affiliated investments	(1,312)
2,073,551
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(4,815,676)
Affiliated investments	(403)
(4,816,079)
Net realized and unrealized loss	(2,742,528)
Increase in net assets from operations	$6,429,551

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       34

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-17	Year ended 5-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$9,172,079	$13,939,683
Net realized gain (loss)	2,073,551	(2,608,447)
Change in net unrealized appreciation (depreciation)	(4,816,079)	1,774,254
Increase in net assets resulting from operations	6,429,551	13,105,490
Distributions to shareholders
From net investment income
Class A	(4,371,493)	(9,946,738)
Class B	(38,905)	(109,975)
Class C	(275,935)	(699,385)
Class I	(5,100,097)	(6,205,421)
Class R2	(6,898)	(13,342)
Class R4	(4,658)	(10,801)
Class R6	(596,218)	(69,911)
Total distributions	(10,394,204)	(17,055,573)
From fund share transactions	76,574,204	268,009,416
Total increase	72,609,551	264,059,333
Net assets
Beginning of period	740,803,285	476,743,952
End of period	$813,412,836	$740,803,285
Accumulated distributions in excess of net investment income	($1,270,762)	($48,637)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       35

Financial highlights

Class A Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$10.48		$10.53	$10.60	$10.60	$10.73	$10.62
Net investment income[2]	0.12		0.23	0.23	0.23	0.27	0.28
Net realized and unrealized gain (loss) on investments	(0.03)		— [3]	(0.01)	0.08	0.03 [4]	0.22
Total from investment operations	0.09		0.23	0.22	0.31	0.30	0.50
Less distributions
From net investment income	(0.14)		(0.28)	(0.27)	(0.31)	(0.35)	(0.37)
From net realized gain	—		—	(0.02)	—	(0.08)	(0.02)
Total distributions	(0.14)		(0.28)	(0.29)	(0.31)	(0.43)	(0.39)
Net asset value, end of period	$10.43		$10.48	$10.53	$10.60	$10.60	$10.73
Total return (%)[5,6]	0.82	[7]	2.24	2.13	2.95	2.89	4.80
Ratios and supplemental data
Net assets, end of period (in millions)	$341		$341	$380	$270	$191	$183
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	[8]	0.87	0.90	0.88	0.93	0.96
Expenses including reductions	0.78	[8]	0.80	0.89	0.88	0.92	0.96
Net investment income	2.26	[8]	2.18	2.16	2.21	2.60	2.62
Portfolio turnover (%)	41		83	63	69	73	70

[1]	Six months ended 11-30-17. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       36

Class B Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$10.48		$10.53	$10.60	$10.61	$10.73	$10.62
Net investment income[2]	0.08		0.15	0.15	0.16	0.19	0.20
Net realized and unrealized gain (loss) on investments	(0.03)		— [3]	(0.01)	0.06	0.04 [4]	0.22
Total from investment operations	0.05		0.15	0.14	0.22	0.23	0.42
Less distributions
From net investment income	(0.10)		(0.20)	(0.19)	(0.23)	(0.27)	(0.29)
From net realized gain	—		—	(0.02)	—	(0.08)	(0.02)
Total distributions	(0.10)		(0.20)	(0.21)	(0.23)	(0.35)	(0.31)
Net asset value, end of period	$10.43		$10.48	$10.53	$10.60	$10.61	$10.73
Total return (%)[5,6]	0.44	[7]	1.48	1.37	2.08	2.22	4.02
Ratios and supplemental data
Net assets, end of period (in millions)	$4		$5	$7	$7	$8	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	1.60	[8]	1.62	1.65	1.64	1.68	1.71
Expenses including reductions	1.53	[8]	1.55	1.65	1.63	1.67	1.71
Net investment income	1.51	[8]	1.44	1.43	1.48	1.85	1.88
Portfolio turnover (%)	41		83	63	69	73	70

[1]	Six months ended 11-30-17. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       37

Class C Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$10.49		$10.53	$10.60	$10.61	$10.73	$10.62
Net investment income[2]	0.08		0.15	0.15	0.16	0.19	0.20
Net realized and unrealized gain (loss) on investments	(0.04)		0.01	(0.01)	0.06	0.04 [3]	0.22
Total from investment operations	0.04		0.16	0.14	0.22	0.23	0.42
Less distributions
From net investment income	(0.10)		(0.20)	(0.19)	(0.23)	(0.27)	(0.29)
From net realized gain	—		—	(0.02)	—	(0.08)	(0.02)
Total distributions	(0.10)		(0.20)	(0.21)	(0.23)	(0.35)	(0.31)
Net asset value, end of period	$10.43		$10.49	$10.53	$10.60	$10.61	$10.73
Total return (%)[4,5]	0.34	[6]	1.57	1.37	2.08	2.22	4.02
Ratios and supplemental data
Net assets, end of period (in millions)	$29		$31	$37	$29	$23	$34
Ratios (as a percentage of average net assets):
Expenses before reductions	1.60	[7]	1.62	1.65	1.63	1.68	1.71
Expenses including reductions	1.53	[7]	1.55	1.64	1.63	1.67	1.71
Net investment income	1.51	[7]	1.43	1.41	1.46	1.85	1.88
Portfolio turnover (%)	41		83	63	69	73	70

[1]	Six months ended 11-30-17. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       38

Class I Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$10.49		$10.53	$10.60	$10.61	$10.73	$10.62
Net investment income[2]	0.13		0.26	0.25	0.26	0.30	0.32
Net realized and unrealized gain (loss) on investments	(0.03)		0.01	—	0.07	0.03 [3]	0.22
Total from investment operations	0.10		0.27	0.25	0.33	0.33	0.54
Less distributions
From net investment income	(0.15)		(0.31)	(0.30)	(0.34)	(0.37)	(0.41)
From net realized gain	—		—	(0.02)	—	(0.08)	(0.02)
Total distributions	(0.15)		(0.31)	(0.32)	(0.34)	(0.45)	(0.43)
Net asset value, end of period	$10.44		$10.49	$10.53	$10.60	$10.61	$10.73
Total return (%)[4]	0.94	[5]	2.60	2.40	3.12	3.27	5.14
Ratios and supplemental data
Net assets, end of period (in millions)	$112		$360	$51	$26	$10	$14
Ratios (as a percentage of average net assets):
Expenses before reductions	0.60	[6]	0.60	0.64	0.62	0.65	0.63
Expenses including reductions	0.53	[6]	0.53	0.63	0.61	0.65	0.63
Net investment income	2.46	[6]	2.50	2.42	2.45	2.87	2.93
Portfolio turnover (%)	41		83	63	69	73	70

[1]	Six months ended 11-30-17. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       39

Class R2 Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$10.49		$10.53	$10.60	$10.67
Net investment income[3]	0.11		0.22	0.23	0.01
Net realized and unrealized gain (loss) on investments	(0.04)		0.01	—	(0.03)
Total from investment operations	0.07		0.23	0.23	(0.02)
Less distributions
From net investment income	(0.13)		(0.27)	(0.28)	(0.05)
From net realized gain	—		—	(0.02)	—
Total distributions	(0.13)		(0.27)	(0.30)	(0.05)
Net asset value, end of period	$10.43		$10.49	$10.53	$10.60
Total return (%)[4]	0.65	[5]	2.24	2.22	(0.16	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	[7]	0.97	0.85	0.75	[7]
Expenses including reductions	0.93	[7]	0.90	0.84	0.75	[7]
Net investment income	2.11	[7]	2.13	2.22	0.79	[7]
Portfolio turnover (%)	41		83	63	69	[8]

[1]	Six months ended 11-30-17. Unaudited.
[2]	The inception date for Class R2 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       40

Class R4 Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$10.49		$10.54	$10.60	$10.67
Net investment income[3]	0.13		0.24	0.25	0.02
Net realized and unrealized gain (loss) on investments	(0.04)		0.01	0.01	(0.04)
Total from investment operations	0.09		0.25	0.26	(0.02)
Less distributions
From net investment income	(0.14)		(0.30)	(0.30)	(0.05)
From net realized gain	—		—	(0.02)	—
Total distributions	(0.14)		(0.30)	(0.32)	(0.05)
Net asset value, end of period	$10.44		$10.49	$10.54	$10.60
Total return (%)[4]	0.89	[5]	2.46	2.37	(0.15	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	[7]	0.85	0.80	0.75	[7]
Expenses including reductions	0.64	[7]	0.68	0.70	0.65	[7]
Net investment income	2.40	[7]	2.29	2.40	0.88	[7]
Portfolio turnover (%)	41		83	63	69	[8]

[1]	Six months ended 11-30-17. Unaudited.
[2]	The inception date for Class R4 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
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Class R6 Shares Period ended	11-30-17	[1]	5-31-17	5-31-16	5-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$10.49		$10.54	$10.60	$10.67
Net investment income[3]	0.16		0.27	0.27	0.02
Net realized and unrealized gain (loss) on investments	(0.06)		— [4]	—	(0.03)
Total from investment operations	0.10		0.27	0.27	(0.01)
Less distributions
From net investment income	(0.15)		(0.32)	(0.31)	(0.06)
From net realized gain	—		—	(0.02)	—
Total distributions	(0.15)		(0.32)	(0.33)	(0.06)
Net asset value, end of period	$10.44		$10.49	$10.54	$10.60
Total return (%)[5]	1.00	[6]	2.62	2.64	(0.12	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$327		$3	$2	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.50	[8]	0.51	0.56	0.50	[8]
Expenses including reductions	0.43	[8]	0.43	0.53	0.48	[8]
Net investment income	3.06	[8]	2.57	2.60	1.05	[8]
Portfolio turnover (%)	41		83	63	69	[9]

[1]	Six months ended 11-30-17. Unaudited.
[2]	The inception date for Class R6 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Investment Grade Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with the preservation of capital and maintenance of liquidity.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       43

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of November 30, 2017, all investments are categorized as Level 2 under the hierarchy described above, except for preferred securities and securities lending collateral, which are categorized as Level 1.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

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Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of November 30, 2017, the fund loaned fixed income securities valued at $28,331,031 and received $28,950,870 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the six months ended November 30, 2017, the fund had no borrowings under either line of credit. Commitment fees for the six months ended November 30, 2017 were $2,956.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2017, the fund has a short-term capital loss carryforward of $4,996,571 and a long-term capital loss carryforward of $139,895 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually.

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Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.400% of the first $1.5 billion of the fund's average daily net assets and (b) 0.385% of the fund's average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2017, this waiver amounted to 0.01% of the fund's average net (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee of, if necessary, make payments to the fund in an amount equal to the amount by which expenses of the fund exceed 0.42% of average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees and short dividend expense. This agreement expires on September 30, 2018, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

Prior to October 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, to the extent they exceeded 0.00% of average annual net assets attributable to Class R6 shares.

For the six months ended November 30, 2017, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$119,748	Class R2	$199
Class B	1,499	Class R4	121

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Class	Expense reduction	Class	Expense reduction
Class C	$10,651	Class R6	$14,551
Class I	127,653	Total	$274,422

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2017 were equivalent to a net annual effective rate of 0.33% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R4	0.25%	0.10%
Class C	1.00%	—

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $171 for Class R4 shares for the six months ended November 30, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $703,758 for the six months ended November 30, 2017. Of this amount, $102,891 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $596,457 was paid as sales commissions to broker-dealers and $4,410 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2017, CDSCs received by the Distributor amounted to $11,566, $2,260 and $2,186 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       47

clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended November 30, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$424,621	$189,323
Class B	21,326	2,379
Class C	151,244	16,861
Class I	—	195,751
Class R2	1,408	34
Class R4	525	21
Class R6	—	2,460
Total	$599,124	$406,829

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2017 and for the year ended May 31, 2017 were as follows:

		Six months ended 11-30-17		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,566,619	$37,436,664	9,997,210	$105,309,815
Distributions reinvested	403,572	4,228,625	915,980	9,627,157
Repurchased	(3,818,345)	(40,056,643)	(14,421,756)	(151,200,428)
Net increase (decrease)	151,846	$1,608,646	(3,508,566)	($36,263,456)
Class B shares
Sold	989	$10,372	23,968	$254,475
Distributions reinvested	3,320	34,793	8,924	93,822
Repurchased	(81,991)	(859,860)	(210,881)	(2,218,028)
Net decrease	(77,682)	($814,695)	(177,989)	($1,869,731)
Class C shares
Sold	159,892	$1,677,856	784,247	$8,306,059
Distributions reinvested	24,465	256,396	60,011	630,727
Repurchased	(409,359)	(4,294,290)	(1,363,513)	(14,281,722)
Net decrease	(225,002)	($2,360,038)	(519,255)	($5,344,936)
Class I shares
Sold	9,755,067	$102,379,014	36,651,565	$385,156,464
Distributions reinvested	470,595	4,935,244	559,123	5,839,535
Repurchased	(33,814,373)	(354,371,661)	(7,739,356)	(80,841,218)
Net increase (decrease)	(23,588,711)	($247,057,403)	29,471,332	$310,154,781

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		Six months ended 11-30-17		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	2,058	$21,603	86,149	$910,110
Distributions reinvested	640	6,704	1,027	10,726
Repurchased	(11,922)	(125,331)	(41,966)	(433,101)
Net increase (decrease)	(9,224)	($97,024)	45,210	$487,735
Class R4 shares
Sold	880	$9,227	11,424	$120,685
Distributions reinvested	316	3,318	763	8,029
Repurchased	(274)	(2,866)	(11,554)	(120,267)
Net increase	922	$9,679	633	$8,447
Class R6 shares
Sold	31,427,787	$329,315,230	117,850	$1,248,427
Distributions reinvested	57,089	596,218	6,657	69,911
Repurchased	(442,151)	(4,626,409)	(46,102)	(481,762)
Net increase	31,042,725	$325,285,039	78,405	$836,576
Total net increase	7,294,874	$76,574,204	25,389,770	$268,009,416

Affiliates of the fund owned 29% of Class R4 shares on November 30, 2017.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $185,570,311 and $136,916,954, respectively, for the six months ended November 30, 2017. Purchases and sales of U.S. Treasury obligations aggregated $205,867,159 and $177,744,928, respectively, for the six months ended November 30, 2017.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Investment Grade Bond Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       50

determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services . Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's intitiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance . In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       51

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-, five- and ten-year periods and underperformed its benchmark index for the three-year period ended December 31, 2016. The Board also noted that the fund outperformed its peer group average for the three-, five- and ten-year periods and underperformed its peer group average for the one-year period ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the one-, five- and ten-year periods and to the peer group for the three-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or generally outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses . The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to theoverall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits . In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       52

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale . In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       53

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services . With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation . In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees . The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance . As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the

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Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or generally outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       56

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF418658	55SA 11/17 1/18

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and
(ii) information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	January 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	January 17, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	January 17, 2018